                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                     Registration No. 333-137882

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                               SUPPLEMENT TO THE
              POLARIS II A-CLASS PLATINUM SERIES VARIABLE ANNUITY
                         PROSPECTUS DATED JULY 30, 2007

--------------------------------------------------------------------------------
THE DATE OF THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO FEBRUARY 11, 2008.
THE FOLLOWING PORTFOLIOS AND MANAGERS ARE ADDED TO THE COVER PAGE OF THE
PROSPECTUS:

VARIABLE PORTFOLIOS:                                             MANAGED BY:
Franklin Income Securities Fund                                  Franklin Advisers, Inc.
Franklin Templeton VIP Founding Funds Allocation Fund            Franklin Templeton Services, LLC*

---------------
* Franklin Templeton Services, LLC is the administrator of this fund of funds. THE FOLLOWING IS ADDED TO THE FEE TABLE ON PAGE 4 OF THE PROSPECTUS:
OPTIONAL MARKETLOCK FOR LIFE PLUS FEE*

(calculated as a percentage of the Benefit Base)

    ALL YEARS IN WHICH THE FEATURE IS IN EFFECT      ANNUALIZED FEE
    -------------------------------------------      --------------
    For One Covered Person.........................      0.70%
    For Two Covered Persons........................      0.95%

---------------

* MarketLock For Life Plus is an optional guaranteed minimum withdrawal benefit. The Benefit Base is initially equal to Gross Purchase Payments made in the first contract year plus Gross Purchase Payments made in contract years 2-5 capped each year at 100% of the Gross Purchase Payments made in the first year, adjusted for excess withdrawals during the applicable period. Thereafter, on each contract anniversary during the first 10 contract years, the Benefit Base is increased to the greater of (a) or (b) where (a) is the highest contract anniversary value (less Gross Purchase Payments in excess of the annual cap in contract years 2-5 and all Gross Purchase Payments made after the first five years) and (b) is the current Benefit Base plus an additional amount, if eligible; and adjusted for excess withdrawals during the applicable period calculated as the percentage of the greater of (a) Gross Purchase Payments made in the first two years; or (b) the highest contract anniversary value in the first 10 years, each adjusted for withdrawals during the applicable period. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.
THE FOLLOWING REPLACES THE MAXIMUM EXPENSE EXAMPLES LOCATED ON PAGE 5 OF THE
PROSPECTUS:
MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.10%, (including Estate
Plus), the optional MarketLock For Life Plus feature (0.95%), and investment in an Underlying Fund with total expenses of 1.85%.)
(1) If you surrender your contract at the end of the applicable time period:

              1 YEAR                3 YEARS                5 YEARS                10 YEARS
        ========================================================================================
              $ 949                 $1,710                 $2,486                  $4,499
        ========================================================================================

(2) If you annuitize your contract at the end of the applicable time period(4):

              1 YEAR                3 YEARS                5 YEARS                10 YEARS
        ========================================================================================
              $ 949                 $1,710                 $2,486                  $4,499
        ========================================================================================

(3) If you do not surrender your contract:

              1 YEAR                3 YEARS                5 YEARS                10 YEARS
        ========================================================================================
              $ 949                 $1,710                 $2,486                  $4,499
        ========================================================================================

THE FOLLOWING ADVISER AND VARIABLE PORTFOLIOS ARE ADDED TO THE INVESTMENT OPTIONS SECTION LOCATED ON PAGES 9-10 OF THE PROSPECTUS:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2

Franklin Advisers, Inc. is the investment adviser to Franklin Income Securities Fund. Franklin Templeton VIP Founding Funds Allocation Funds ("VIP Founding Funds") is structured as a fund-of-funds and is administered by Franklin Templeton Services, LLC; each underlying fund of the VIP Founding Funds has its own investment advisor. Please see the VIP Founding Funds prospectus for details.

VARIABLE PORTFOLIOS                                    MANAGED BY:                        TRUST   ASSET
                                                                                                  CLASS
Franklin Income Securities Fund                        Franklin Advisers, Inc.            FTVIPT  BALANCED
Franklin Templeton VIP Founding Funds Allocation Fund  Franklin Templeton Services, LLC*  FTVIPT  BALANCED

---------------

* Franklin Templeton Services, LLC is the administrator of this fund of funds.

THE FOLLOWING IS ADDED TO THE POLARIS PORTFOLIO ALLOCATOR PROGRAM SECTION OF THE
PROSPECTUS:

POLARIS PORTFOLIO ALLOCATOR MODELS

---------------------------------------------------------------
VARIABLE PORTFOLIOS   MODEL 1    MODEL 2    MODEL 3    MODEL 4
---------------------------------------------------------------
 American Funds
   Growth-Income          3%         3%         4%         5%
---------------------------------------------------------------
 Capital Growth           4%         5%         5%         9%
---------------------------------------------------------------
 Cash Management          3%         0%         0%         0%
---------------------------------------------------------------
 Corporate Bond          19%        14%         9%         0%
---------------------------------------------------------------
 Emerging Markets         3%         3%         3%         5%
---------------------------------------------------------------
 Equity
   Opportunities          0%         0%         0%         3%
---------------------------------------------------------------
 Fundamental Growth       5%         9%         9%         9%
---------------------------------------------------------------
 Government and
   Quality Bond          27%        18%        11%         3%
---------------------------------------------------------------
 Growth                   4%         5%         5%         0%
---------------------------------------------------------------
 Growth-Income            0%         0%         0%         4%
---------------------------------------------------------------
 International
   Diversified
   Equities               0%         4%         7%         8%
---------------------------------------------------------------
 International
   Growth & Income        9%        10%        11%        14%
---------------------------------------------------------------
 Lord Abbett Growth
   and Income             6%         8%         9%         9%
---------------------------------------------------------------
 MFS Massachusetts
   Investors Trust        2%         0%         0%         0%
---------------------------------------------------------------
 Mid-Cap Growth           0%         0%         2%         3%
---------------------------------------------------------------
 Real Estate              3%         4%         4%         5%
---------------------------------------------------------------
 Small & Mid Cap
   Value                  5%         6%         8%         6%
---------------------------------------------------------------
 Small Company Value      0%         3%         4%         6%
---------------------------------------------------------------
 Van Kampen LIT
   Growth and
   Income, Class II
   Shares                 7%         8%         9%        11%
---------------------------------------------------------------
 TOTAL                  100%       100%       100%       100%
---------------------------------------------------------------

SAMPLE PORTFOLIOS

---------------------------------------------------------------
                      BALANCED
                       GROWTH    BALANCE
                        AND         TO                   ALL
VARIABLE PORTFOLIOS    INCOME     GROWTH     GROWTH     EQUITY
---------------------------------------------------------------
 American Asset
   Allocation            15%        10%         0%         0%
---------------------------------------------------------------
 American Funds
   Global Growth          5%        10%        10%        15%
---------------------------------------------------------------
 American Funds
   Growth-Income          0%         0%        15%        20%
---------------------------------------------------------------
 Davis Venture Value      5%         5%         5%        10%
---------------------------------------------------------------
 Federated Corporate
   Bond                  25%        15%        10%         0%
---------------------------------------------------------------
 Franklin Small
   Company Value          0%         5%         5%        10%
---------------------------------------------------------------
 MFS Total Return        20%        15%        10%         0%
---------------------------------------------------------------
 SunAmerica High
   Yield Bond             5%         5%         5%         0%
---------------------------------------------------------------
 Van Kampen LIT
   Comstock, Class
   II Shares             10%        15%        15%        20%
---------------------------------------------------------------
 Van Kampen LIT
   Growth and
   Income, Class II
   Shares                10%        15%        15%        15%
---------------------------------------------------------------
 Wellington Capital
   Appreciation           5%         5%        10%        10%
---------------------------------------------------------------
 TOTAL                  100%       100%       100%       100%
---------------------------------------------------------------

The Polaris Portfolio Allocator models and Sample Portfolios and their respective investment allocations amongst the Variable Portfolios listed above are current as of the date of this prospectus. The investments in each Polaris Portfolio Allocator model and Sample Portfolio are reallocated annually on or about May 1. However, once you invest in either a Polaris Portfolio Allocator model or Sample Portfolio, your investments are considered "static" because the Variable Portfolios and the percentages of contract value allocated to each Variable Portfolio within a Polaris Portfolio Allocator model and Sample Portfolio will not be changed by us.

THE FOLLOWING IS ADDED TO THE MARKETLOCK SECTION UNDER THE OPTIONAL LIVING BENEFITS HEADER IN THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS

What is MarketLock For Life Plus?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. The feature guarantees withdrawals based on the greater of the highest contract anniversary value or the Benefit Base, as defined below, plus a potential additional amount ("Income Credit"). Thus, MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, that you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received in the contract's first five years are included in the Benefit Base.

Please note that this feature may not be available in your state. Please check with your financial representative for availability and any additional restrictions.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

When and how may I elect MarketLock For Life Plus?

You may elect MarketLock For Life Plus at the time of contract issue for immediate effectiveness; if we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

-------------------------------------------------
                            COVERED PERSON
                      ---------------------------
                        MINIMUM       MAXIMUM
                          AGE          AGE(1)
-------------------------------------------------
     One Owner            50             75
-------------------------------------------------
    Joint Owners
(based on the age of      50             75
   the older Owner)
-------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

------------------------------------------------------------------------
                         COVERED PERSON #1         COVERED PERSON #2
                      --------------------------------------------------
                        MINIMUM      MAXIMUM      MINIMUM      MAXIMUM
                          AGE        AGE(1)         AGE        AGE(1)
------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners          50           75           50           85
------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with         50           75           50         N/A(2)
Spousal Beneficiary
------------------------------------------------------------------------
     QUALIFIED:
   One Owner with         50           75           50         N/A(2)
Spousal Beneficiary
------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Owner. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Benefit Base plus an Income Credit, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the Income Credit is only available for the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Benefit Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Benefit Base increased by an Income Credit. The Income Credit is calculated as 6% of the Income Credit Base, defined below. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third contract anniversary. Please see"How are the components of MarketLock For Life Plus calculated?" below for details.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

-------------------------------------------------------------------------------------
                                                                  MAXIMUM
                                                                   ANNUAL
                                                                 WITHDRAWAL
AGE OF THE COVERED PERSON AT TIME OF FIRST WITHDRAWAL           PERCENTAGE*
-------------------------------------------------------------------------------------
At least age 50 but prior to 60th Birthday                           4%
-------------------------------------------------------------------------------------
At least age 60 but prior to 76th Birthday                           5%
-------------------------------------------------------------------------------------
        On or after 76th birthday                                    6%
-------------------------------------------------------------------------------------

Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

--------------------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                    ANNUAL
AGE OF THE YOUNGER COVERED PERSON OR SURVIVING COVERED            WITHDRAWAL
          PERSON AT TIME OF FIRST WITHDRAWAL                     PERCENTAGE*
--------------------------------------------------------------------------------------
At least age 50 but prior to 60th Birthday                            4%
--------------------------------------------------------------------------------------
At least age 60 but prior to 76th Birthday                            5%
--------------------------------------------------------------------------------------
        On or after 76th birthday                                     6%
--------------------------------------------------------------------------------------

* The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount (defined below) in any given benefit year, no portion of the RMD withdrawal will be treated as an excess withdrawal (also defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Life Plus?" below.

Are there investment requirements if I elect MarketLock For Life Plus?

As long as the feature is in effect, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of three ways:

     1. Invest 100% in the Balanced-Growth & Income sample portfolio or in Polaris Portfolio Model 1, 2 or 3

     2. Invest 100% in one or a combination of the following balanced Variable
        Portfolios: American Funds Asset Allocation, Asset Allocation, Balanced
        (JPM), Franklin Income Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund and MFS Total Return

     3. Invest in accordance with the requirements outlined in the table below:

-------------------------------------------------------------------------
     INVESTMENT         INVESTMENT            VARIABLE PORTFOLIOS
       GROUP           REQUIREMENT           AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------
 A. Bond, Cash and     Minimum 20%    Cash Management
    Fixed              Maximum 100%   Corporate Bond
   Accounts                           Global Bond
                                      Government & Quality Bond
                                      DCA FIXED ACCOUNTS
                                      DCA 6-Month
                                      DCA 12-Month
                                      FIXED ACCOUNTS
                                      1-Year Fixed
-------------------------------------------------------------------------
 B. Equity Maximum      Minimum 0%    Aggressive Growth
                       Maximum 80%    Alliance Growth
                                      American Funds Asset Allocation
                                      American Funds Global Growth
                                      American Funds Growth
                                      American Funds Growth-Income
                                      Asset Allocation
                                      Balanced (JPM)
                                      Blue Chip Growth
                                      Capital Appreciation
                                      Davis Venture Value
                                      "Dogs" of Wall Street
                                      Equity Opportunities
                                      Foreign Value
                                      Franklin Income Securities Fund
                                      Franklin Templeton VIP Founding
                                        Funds Allocation Fund
                                      Fundamental Growth
                                      Global Equities
                                      Growth
                                      Growth-Income
                                      High-Yield Bond
                                      International Diversified Equities
                                      International Growth and Income
                                      Lord Abbett Growth and Income
                                      Lord Abbett Mid Cap Value
                                      Marsico Focused Growth
                                      MFS Massachusetts Investors Trust
                                      MFS Total Return
                                      Small & Mid Cap Value
                                      Telecom Utility
                                      Van Kampen LIT Comstock
                                      Van Kampen LIT Growth and Income
                                      Van Kampen LIT Strategic Growth
                                      Worldwide High Income
-------------------------------------------------------------------------
 C. Limited Equity      Minimum 0%    Capital Growth
                       Maximum 20%    Emerging Markets
                                      Growth Opportunities
                                      Mid-Cap Growth
                                      Natural Resources
                                      Real Estate
                                      Small Company Value
                                      Technology
-------------------------------------------------------------------------

Your allocation instructions accompanying any Gross Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Gross Purchase Payment to be considered in Good Order. Please see ALLOCATION OF PURCHASE PAYMENTS above. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next rebalancing. Please see AUTOMATIC ASSET REBALANCING PROGRAM in the prospectus. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life Plus calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Gross Purchase Payments received during the first contract year; and

     2. Gross Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Gross Purchase Payments received in year 1. This means that if you made a $100,000 Gross Purchase Payment in year 1, Eligible Purchase Payments will include additional Gross Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Gross Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Gross Purchase Payments received during the first contract year.

Any Gross Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Gross Purchase Payments received after the 5th contract year are considered

INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. Please see SPOUSAL CONTINUATION below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

Second, we consider the INCOME CREDIT PERIOD and the BENEFIT BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the potential Income Credit. The Benefit Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Benefit Base plus Income Credit during the Income Credit Period. The Income Credit Period and the Benefit Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Benefit Base Evaluation Period, you may contact us to extend the Benefit Base Evaluation Period. Please see "CAN I EXTEND THE BENEFIT BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Income Credit Period.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Benefit Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the BENEFIT BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Benefit Base is the contract value on the Effective Date. Please see"WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Benefit Base should be increased based on the maximum Anniversary Value or any available Income Credit. The calculation and components of this determination are detailed below.

     CALCULATION OF THE BENEFIT BASE WHEN INCOME CREDIT IS NOT AVAILABLE OR AFTER INCOME CREDIT PERIOD ENDS:

     On each contract anniversary occurring during the Benefit Base Evaluation Period, the Benefit Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

          (a) is the current Benefit Base; and

          (b) is all previous maximum Anniversary Values during the Benefit Base Evaluation Period.

     CALCULATION OF THE BENEFIT BASE WHEN INCOME CREDIT IS AVAILABLE:

     The Income Credit Base is used to calculate the Income Credit during the Income Credit Period. The Income Credit is calculated as a percentage of the Income Credit Base. The Income Credit Base is used solely to calculate the Income Credit. The initial Income Credit Base is equal to the initial Eligible Purchase Payment.

     On each contract anniversary during the Income Credit Period, we determine the amount by which the Income Credit Base and/or the Benefit Base could increase. The components used to determine this amount are:

          (a) the Benefit Base calculated based on the maximum Anniversary Value; and

          (b) the Income Credit plus the current Benefit Base.

     If (a) is greater than or equal to (b), the Income Credit Base and the Benefit Base are increased to the current Anniversary Value. If (b) is greater than (a), the Benefit Base is increased by the Income Credit and the Income Credit Base remains unchanged.

The Income Credit Base is increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Benefit Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Benefit Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the Contract Value is reduced by the Excess Withdrawal. The Income Credit Base is not used in the calculation of the Contract Value or any other benefits under the Contract.

The Benefit Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any excess withdrawals, defined below, are taken. Other than adjustments made for excess withdrawals, the Benefit Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Benefit Base Evaluation Period will not result in a lower Benefit Base or lower Income Credit Base.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Benefit Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Benefit Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. Please see What are the Effects of Withdrawals on MarketLock For Life Plus? below.

What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:

----------------------------------------------------
 ALL YEARS IN WHICH THE
  FEATURE IS IN EFFECT          ANNUALIZED FEE
----------------------------------------------------
 For One Covered Person      0.70% of Benefit Base
----------------------------------------------------
 For Two Covered Persons     0.95% of Benefit Base
----------------------------------------------------

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Benefit Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Benefit Base or Income Credit Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any years during the Income Credit Period, an Income Credit will not be added to your Benefit Base in those years.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

     BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base are not reduced for those withdrawals. Excess Withdrawals as described above reduce the Benefit Base and Income Credit Base as follows:

     For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased (as described above under "How are the components for MarketLock For Life Plus calculated?" ). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

     THE MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is reduced to zero but the Benefit Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains, the Benefit Base Evaluation Period and the Income Credit Period end and Income Credit Base equals zero.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Can I extend the Benefit Base Evaluation Period beyond 10 years?

There is an option for extension of the Benefit Base Evaluation Period as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. IN ORDER TO EXTEND THE BENEFIT BASE EVALUATION PERIOD, WE WILL NOTIFY YOU 60 DAYS PRIOR TO THE END OF THE BENEFIT BASE EVALUATION PERIOD AND YOU MUST RESPOND TO US IN WRITING NO LATER THAN THE END OF THE CURRENT BENEFIT BASE EVALUATION PERIOD. If you elect to extend the Benefit Base Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new Benefit Base Evaluation Period which is a period of 5 years. See "How are the components for MarketLock For Life Plus calculated?" Also, if you extend the Benefit Base Evaluation Period, you should note that the components of the feature will change to those in effect at the time you elect to extend, such as the fee, Maximum Annual Withdrawal Percentage, and investment requirements, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the Benefit Base Evaluation Period.

If you do not contact us at the end of each Benefit Base Evaluation Period to extend the Benefit Base Evaluation Period, an extension will no longer be available and the Benefit Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Benefit Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Benefit Base Evaluation Period and you will not be permitted to extend the Benefit Base Evaluation Period in the future.

Can I extend the Income Credit Period beyond 10 years?

No. The Income Credit Period may not be extended. However, the Benefit Base Evaluation Period as described above may be extended.

What happens to MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken or, if no withdrawals were taken prior to the continuation, the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Benefit Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Benefit Base during the remaining Benefit Base Evaluation Period and/or Income Credit Period. In addition, the Continuing Spouse will be eligible to extend the Benefit Base Evaluation Period upon the expiration of the period. See "Can I extend the Benefit Base Evaluation Period beyond 10 years?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Benefit Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Annuity Income Option 3, as described in INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can MarketLock For Life Plus be cancelled?

MarketLock For Life Plus may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once MarketLock For Life Plus is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Benefit Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

Are there circumstances under which MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender or termination of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Persons; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "Can MarketLock For Life Plus be cancelled?"

THE FOLLOWING REPLACES THE 5TH PARAGRAPH UNDER THE "LETTER OF INTENT" IN THE EXPENSES SECTION LOCATED ON PAGE 26:

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your Polaris II A-Class Platinum Series contract during the 13-month period; and (2) the sales charge you actually paid, regardless if the original sales charge was based on your Letter of Intent investment goal. The charges are deducted from your investment options in the same proportion as their values are to your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

THE FOLLOWING IS ADDED TO THE EXPENSES SECTION OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Benefit Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

The fee is deducted proportionately from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in the available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

----------------------------------------------------
 ALL YEARS IN WHICH THE
  FEATURE IS IN EFFECT          ANNUALIZED FEE
----------------------------------------------------
 For One Covered Person      0.70% of Benefit Base
----------------------------------------------------
 For Two Covered Persons     0.95% of Benefit Base
----------------------------------------------------

THE FOLLOWING IS ADDED TO THE MARKETLOCK EXAMPLES APPENDIX OF THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock For Life Plus feature:

EXAMPLE 1:

Assume you elect MarketLock For Life Plus and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the first anniversary is calculated as the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your first contract anniversary, your Benefit Base is adjusted to $106,000 which equals the greatest of your current Benefit Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000).

Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st contract anniversary is 5% of the Benefit Base (5% X $106,000 = $5,300). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,300 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

EXAMPLE 2:

Assume you elect MarketLock For Life Plus, you invest an initial Gross Purchase Payment of $100,000, you make subsequent Gross Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value is $103,000. Therefore, your Benefit Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Benefit Bases, Income Credit Bases, and Income Credits are given as follows:

------------------------------------------------------------
 CONTRACT    CONTRACT   BENEFIT      INCOME      INCOME
ANNIVERSARY   VALUE       BASE     CREDIT BASE   CREDIT
------------------------------------------------------------
    1st      $103,000   $106,000    $100,000     $ 6,000
------------------------------------------------------------
    2nd      $223,000   $218,000    $200,000     $12,000
------------------------------------------------------------
    3rd      $223,000   $230,000    $200,000     $12,000
------------------------------------------------------------
    4th      $223,000   $242,000    $200,000     $12,000
------------------------------------------------------------
    5th      $253,000   $285,800    $230,000     $13,800
------------------------------------------------------------
    6th      $303,000   $299,600    $230,000     $13,800
------------------------------------------------------------

Since the Benefit Base equals the Benefit Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Benefit Base at the time of deposit equals $206,000 ($106,000 + $100,000). $20,000 of the $120,000 Gross Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the 1st contract year (100% of $100,000). On your 2nd contract anniversary, your Income Credit is $12,000 (6% X $200,000) and your Benefit Base equals $218,000 ($206,000 + $12,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,900 if you were to start taking withdrawals after the 2nd contract anniversary (5% of the $218,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Gross Purchase Payment of $30,000 in year 5, your new Benefit Base equals $272,000 ($242,000 + $30,000). On your 5th contract anniversary, your Income Credit Base is $230,000 and your Income Credit equals $13,800 ($230,000 X 6%). Your Benefit Base equals $285,800 ($272,000 + $13,800).
Any Gross Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Gross Purchase Payment in year 6 will not increase the Benefit Base, Income Credit Base, or Income Credit. A maximum Anniversary Value is not attained on the 6th contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Benefit Base is $299,600 ($285,800 + $13,800). If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,980 (5% of the $299,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $14,980 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3:

Assume you elect MarketLock For Life Plus and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments. Assume that your contract values, Benefit Bases, Income Credit Bases, and Income Credits are as follows:

------------------------------------------------------------
 CONTRACT    CONTRACT   BENEFIT      INCOME      INCOME
ANNIVERSARY   VALUE       BASE     CREDIT BASE   CREDIT
------------------------------------------------------------
    1st      $103,000   $106,000    $100,000     $ 6,000
------------------------------------------------------------
    2nd      $115,000   $115,000    $115,000        N/A*
------------------------------------------------------------
    3rd      $107,000   $121,900    $115,000     $ 6,900
------------------------------------------------------------
    4th      $110,000   $128,800    $115,000     $ 6,900
------------------------------------------------------------
    5th      $140,000   $140,000    $140,000        N/A*
------------------------------------------------------------
    6th      $145,000   $148,400    $140,000     $ 8,400
------------------------------------------------------------

* The Benefit Base calculated based on the maximum anniversary value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current anniversary value, and the Benefit Base is not increased by the Income Credit.

On your 6th contract anniversary, your contract value is $145,000, and your Benefit Base is stepped-up to $148,400 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,420 (5% of the $148,400 Benefit Base). Therefore, if you do not take any excess withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $7,420 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock For Life Plus, and you invest a single Gross Purchase Payment of $100,000 with no additional Gross Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Benefit Base values, Income Credit Base values, and Income Credit amounts are as described in EXAMPLE 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $107,920 and you make a withdrawal of $11,440. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,420), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,440 - $7,420), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,420. Your contract value after this portion of the withdrawal is $100,500 ($107,920 - $7,420), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Benefit Base is adjusted to $142,464 ($148,400 minus
4% of $148,400 equals $5,936). The Income Credit Base is adjusted to $134,400 ($140,000 minus 4% of $140,000 equals $5,600). Your new Income Credit is 6% of your new Income Credit Base (6% X $134,400), which equals $8,064. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($142,464 X 5%), which equals $7,123.20. Therefore, if you do not take additional excess withdrawals, you may take up to $7,123.20 each year as long as the Covered Person(s) is(are) alive.

Dated: February 11, 2008

                Please keep this Supplement with your Prospectus

                  [POLARIS(II) A - CLASS PLATINUM SERIES LOGO]

                                   PROSPECTUS
                                 JULY 30, 2007

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
                                   issued by
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN
The annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and Fixed Accounts. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Variable Portfolios are part of American Funds Insurance Series ("AFIS"), Anchor Series Trust ("AST"), Lord Abbett Series Fund, Inc. ("LASF"), SunAmerica Series Trust ("SAST") and Van Kampen Life Investment Trust ("VKT").

VARIABLE PORTFOLIOS:                                       MANAGED BY:
   Aggressive Growth Portfolio                             AIG SunAmerica Asset Management Corp.
   Alliance Growth Portfolio                               AllianceBernstein, L.P.
   American Funds Asset Allocation Portfolio               Capital Research and Management Company
   American Funds Global Growth Portfolio                  Capital Research and Management Company
   American Funds Growth Portfolio                         Capital Research and Management Company
   American Funds Growth-Income Portfolio                  Capital Research and Management Company
   Asset Allocation Portfolio                              Edge Asset Management, Inc.(3)
   Balanced Portfolio(4)                                   J.P. Morgan Investment Management Inc.
   Blue Chip Growth Portfolio                              AIG SunAmerica Asset Management Corp.
   Capital Appreciation Portfolio                          Wellington Management Company, LLP
   Capital Growth Portfolio(4)                             OppenheimerFunds, Inc.
   Cash Management Portfolio                               Columbia Management Advisors, LLC
   Corporate Bond Portfolio                                Federated Investment Management Company
   Davis Venture Value Portfolio                           Davis Selected Advisers LLC
   "Dogs" of Wall Street Portfolio(1)                      AIG SunAmerica Asset Management Corp.
   Emerging Markets Portfolio                              Putnam Investment Management, Inc.
   Equity Opportunities Portfolio(4)                       OppenheimerFunds, Inc.
   Foreign Value Portfolio                                 Templeton Investment Counsel, LLC
   Fundamental Growth Portfolio(4)                         Wells Capital Management Inc.
   Global Bond Portfolio                                   Goldman Sachs Asset Management International
   Global Equities Portfolio                               J.P. Morgan Investment Management Inc.
   Government and Quality Bond Portfolio                   Wellington Management Company, LLP
   Growth Opportunities Portfolio                          Morgan Stanley Investment Management, Inc.(2)
   Growth Portfolio                                        Wellington Management Company, LLP
   Growth-Income Portfolio                                 AllianceBernstein, L.P.
   High-Yield Bond Portfolio                               AIG SunAmerica Asset Management Corp.
   International Diversified Equities Portfolio            Morgan Stanley Investment Management, Inc.(2)
   International Growth & Income Portfolio                 Putnam Investment Management, Inc.
   Lord Abbett Growth and Income Portfolio                 Lord, Abbett & Co. LLC
   Lord Abbett Mid Cap Value Portfolio                     Lord, Abbett & Co. LLC
   Marsico Focused Growth Portfolio(4)                     Marsico Capital Management, LLC
   MFS Massachusetts Investors Trust Portfolio(1)          Massachusetts Financial Services Company
   MFS Total Return Portfolio                              Massachusetts Financial Services Company
   Mid-Cap Growth Portfolio(4)                             J.P. Morgan Investment Management Inc.
   Natural Resources Portfolio                             Wellington Management Company, LLP
   Real Estate Portfolio                                   Davis Selected Advisers LLC
   Small & Mid Cap Value Portfolio                         AllianceBernstein, L.P.
   Small Company Value Portfolio                           Franklin Advisory Services, LLC
   Technology Portfolio                                    Columbia Management Advisors, LLC
   Telecom Utility Portfolio                               Massachusetts Financial Services Company
   Van Kampen LIT Comstock Portfolio, Class II             Van Kampen Asset Management
     Shares(1)
   Van Kampen LIT Growth and Income Portfolio, Class II    Van Kampen Asset Management
     Shares
   Van Kampen LIT Strategic Growth Portfolio, Class II     Van Kampen Asset Management
     Shares
   Worldwide High Income Portfolio                         Morgan Stanley Investment Management, Inc.(2)

(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS
    Massachusetts Investor Trust is an equity fund seeking reasonable current long-term growth of capital and income, and Van
    Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

(2) Morgan Stanley Investment Management, Inc. does business in certain circumstances using the name "VanKampen."

(3) Edge Asset Management, Inc. was formerly known as WM Advisors, Inc.

(4) Balanced Portfolio was formerly known as SunAmerica Balanced; Capital Growth Portfolio was formerly known as Goldman Sachs
    Research; Equity Opportunities Portfolio was formerly known as Federated American Leaders; Fundamental Growth Portfolio was
    formerly known as Putnam Growth: Voyager; Marsico Focused Growth Portfolio was formerly known as Marsico Growth; Mid-Cap
    Growth Portfolio was formerly known as MFS Mid-Cap Growth.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 30, 2007. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
                            TABLE OF CONTENTS
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 GLOSSARY..........................................................     2
 HIGHLIGHTS........................................................     3
 FEE TABLES........................................................     4
       Maximum Owner Transaction Expenses..........................     4
       Contract Maintenance Fee....................................     4
       Separate Account Annual Expenses............................     4
       Optional Feature Fee........................................     4
       Underlying Fund Expenses....................................     4
 MAXIMUM AND MINIMUM EXPENSE EXAMPLES..............................     5
 THE POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY..........     6
 PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE
  ANNUITY..........................................................     6
       Allocation of Purchase Payments.............................     7
       Accumulation Units..........................................     7
       Right to Examine............................................     8
       Exchange Offers.............................................     8
 INVESTMENT OPTIONS................................................     8
       Variable Portfolios.........................................     8
         American Funds Insurance Series...........................     9
         Anchor Series Trust.......................................     9
         Lord Abbett Series Fund, Inc..............................     9
         SunAmerica Series Trust...................................     9
         Van Kampen Life Investment Trust..........................     9
       Substitution, Addition or Deletion of Variable Portfolios...    11
       Fixed Accounts..............................................    11
       Dollar Cost Averaging Fixed Accounts........................    11
       Dollar Cost Averaging Program...............................    11
       Polaris Portfolio Allocator Program.........................    12
       Transfers During the Accumulation Phase.....................    13
       Automatic Asset Rebalancing Program.........................    15
       Voting Rights...............................................    16
 ACCESS TO YOUR MONEY..............................................    16
       Systematic Withdrawal Program...............................    16
       Minimum Contract Value......................................    16
 OPTIONAL LIVING BENEFIT...........................................    16
       MarketLock..................................................    16
 DEATH BENEFIT.....................................................    21
       Death Benefit Options.......................................    23
       Optional EstatePlus Benefit.................................    23
       Spousal Continuation........................................    24
 EXPENSES..........................................................    25
       Separate Account Expenses...................................    25
       Upfront Sales Charge........................................    25
       Reducing Your Sales Charges.................................    25
       Letter of Intent............................................    25
       Rights of Accumulation......................................    26
       Purchase Payments Subject to a Withdrawal Charge............    27
       Underlying Fund Expenses....................................    27
       Contract Maintenance Fee....................................    27
       Transfer Fee................................................    27
       Optional MarketLock Fee.....................................    27
       Optional EstatePlus Fee.....................................    28
       Premium Tax.................................................    28
       Income Taxes................................................    28
       Reduction or Elimination of Fees, Expenses
        and Additional Amounts Credited............................    28
 INCOME OPTIONS....................................................    28
       Annuity Date................................................    28
       Annuity Income Options......................................    28
       Fixed or Variable Income Payments...........................    29
       Annuity Income Payments.....................................    29
       Transfers During the Income Phase...........................    29
       Deferment of Payments.......................................    30
 TAXES.............................................................    30
       Annuity Contracts in General................................    30
       Tax Treatment of Distributions - Non-Qualified Contracts....    30
       Tax Treatment of Distributions - Qualified Contracts........    30
       Minimum Distributions.......................................    31
       Tax Treatment of Death Benefits.............................    32
       Tax Treatment of Optional Living Benefits...................    32
       Contracts Owned by a Trust or Corporation...................    32
       Gifts, Pledges and/or Assignments of a Contract.............    32
       Diversification and Investor Control........................    33
 OTHER INFORMATION.................................................    33
       AIG SunAmerica Life.........................................    33
       The Distributor.............................................    33
       The Separate Account........................................    33
       The General Account.........................................    34
       Payments in Connection with Distribution of the Contract....    34
       Administration..............................................    35
       Legal Proceedings...........................................    35
       Financial Statements........................................    35
       Registration Statements.....................................    36
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION......................................................    37
 APPENDIX A - CONDENSED FINANCIAL INFORMATION......................   A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION........   B-1
 APPENDIX C - MARKETLOCK EXAMPLES..................................   C-1
 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
  CERTAIN FEATURES AND BENEFITS....................................   D-1

----------------------------------------------------------------
----------------------------------------------------------------
                                    GLOSSARY
----------------------------------------------------------------
----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.


ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.


ANNUITY DATE - The date on which you select annuity income payments to begin.


ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.


FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.


GROSS PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.


INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.



LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.



MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.


NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange


OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.



PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase Payments.


QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.


TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.


UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) A-Class Platinum Series Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charges we deducted. The amount refunded may be more or less than your original Gross Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. The contract maintenance fee is deducted on a pro rata basis from your contract value on your contract anniversary. We also deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. Please see the FEE TABLE, PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

OPTIONAL LIVING BENEFITS: You may elect the optional living benefit available under your contract. For an additional fee, this feature is designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. See OPTIONAL LIVING BENEFITS in the prospectus.

DEATH BENEFITS: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking annuity income payment, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2. Please see ALLOCATION OF PURCHASE PAYMENTS in the prospectus for the address to which you must send Gross Purchase Payments.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE

(AS A PERCENTAGE OF EACH GROSS PURCHASE PAYMENT)(1).......  5.75%

MAXIMUM WITHDRAWAL CHARGES
(AS A PERCENTAGE OF EACH GROSS PURCHASE PAYMENT)(2).......  0.50%

  TRANSFER FEE......................... $25 per transfer after the first
                                        15 transfers in any contract
                                        year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(3)................................................  $35
SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED FROM THE AVERAGE DAILY ENDING NET ASSET VALUE ALLOCATED TO THE VARIABLE PORTFOLIOS)

    Separate Account Charge...............................  0.85%
    Optional EstatePlus Fee(4)............................  0.25%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.10%
                                                            =====

OPTIONAL FEATURE FEE
You may elect the optional MarketLock feature described below.

OPTIONAL MARKETLOCK FEE(5)
(CALCULATED AS A PERCENTAGE OF THE GREATER OF (A) GROSS PURCHASE PAYMENTS MADE IN THE FIRST TWO YEARS, OR (B) THE HIGHEST ANNIVERSARY VALUE (LESS GROSS PURCHASE PAYMENTS MADE AFTER THE FIRST TWO YEARS) DURING THE PERIOD IN WHICH ANNIVERSARY VALUES ARE BEING CONSIDERED, BOTH ADJUSTED FOR WITHDRAWALS DURING THE APPLICABLE PERIOD)

                                                   ANNUALIZED FEE
                                                   --------------
    All Contract Years...........................      0.50%

UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND EXPENSES         MINIMUM(6)   MAXIMUM(7)
-------------------------------------         ----------   ----------
(expenses that are deducted from Trust
assets, including management fees, 12b-1
fees, if applicable, and other expenses)....   0.53%        1.85%

FOOTNOTES TO THE FEE TABLES

(1) Your Gross Purchase Payment may qualify for a reduced sales charge. SEE EXPENSES SECTION BELOW.

                                               SALES CHARGE AS A
  INVESTMENT AMOUNT (AS DEFINED IN SALES      PERCENTAGE OF GROSS
              CHARGE SECTION)             PURCHASE PAYMENT INVESTMENT
       -----------------------------      ---------------------------
  Less than $50,000......................            5.75%
  $50,000 but less than $100,000.........            4.75%
  $100,000 but less than $250,000........            3.50%
  $250,000 but less than $500,000........            2.50%
  $500,000 but less than $1,000,000......            2.00%
  $1,000,000 or more.....................            0.50%

(2) A withdrawal charge of 0.50% applies to Gross Purchase Payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.

(3) The contract maintenance fee may be waived if contract value is $50,000 or more. The fee is deducted on a pro rata basis from your contract value on your contract anniversary.

(4) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 0.85%.

(5) MarketLock is an optional guaranteed minimum withdrawal benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios and reducing the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee.

(6) As of December 31, 2006.

(7) As of January 31, 2007.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.10% (INCLUDING ESTATE
PLUS), THE OPTIONAL MARKETLOCK FEATURE WITH AN ANNUALIZED FEE OF 0.50%, AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.85%)

(1) If you surrender your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $907       $1,587      $2,287      $4,132
---------------------------------------------
---------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period(4):

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $907       $1,587      $2,287      $4,132
---------------------------------------------
---------------------------------------------

(3) If you do not surrender your contract:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $907       $1,587      $2,287      $4,132
---------------------------------------------
---------------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 0.85%, NO ELECTION OF OPTIONAL FEATURES AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 0.53%)

(1) If you surrender your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $712       $1,001      $1,312      $2,190
---------------------------------------------
---------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $712       $1,001      $1,312      $2,190
---------------------------------------------
---------------------------------------------

(3) If you do not surrender your contract:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $712       $1,001      $1,312      $2,190
---------------------------------------------
---------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume Separate Account charges as indicated and that no transfer fees were imposed. A maximum sales charge of 5.75% is used in the Expense Examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower sales charge or if you did not elect the optional living benefit. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. The MarketLock fee is not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

4. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please SEE INCOME OPTIONS BELOW.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

----------------------------------------------------------------
----------------------------------------------------------------
                    THE POLARIS(II) A-CLASS PLATINUM SERIES
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several main benefits:

     - Optional Living Benefits: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.
This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. SEE TAXES BELOW.

----------------------------------------------------------------
----------------------------------------------------------------
       PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

--------------------------------------------------------------------------------------------
                                      MINIMUM INITIAL                    MINIMUM
                                       GROSS PURCHASE                SUBSEQUENT GROSS
                                          PAYMENT                    PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $2,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                      $5,000                          $500
--------------------------------------------------------------------------------------------

We reserve the right to require Company approval prior to accepting Gross Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Gross Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required for prospectively issued contracts. Subsequent Gross Purchase Payments that would cause total Gross Purchase Payments in all contracts issued by the Company or its affiliate, First Sun America Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

MAXIMUM ISSUE AGE

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Gross Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

JOINT OWNERSHIP AND ASSIGNMENT OF THE CONTRACT

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

In order to issue your contract, we must receive your initial Gross Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Gross Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Gross Purchase Payments. Thus, if we have deemed a broker-dealer our agent, a Gross Purchase Payment received by the broker-dealer will be priced as if the Gross Purchase Payment was received by us. However, if a broker-dealer is not deemed our agent, a Gross Purchase Payment received by the broker-dealer will not be priced until it is received by us.

An initial Gross Purchase Payment will be priced within two business days after it is received by us in good order if the Gross Purchase Payment is received before Market Close. If the initial Gross Purchase Payment is received in good order after Market Close, the initial Gross Purchase Payment will be priced within two business days after the next business day. We allocate your initial Gross Purchase Payments as of the date such Gross Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Gross Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Gross Purchase Payment is received after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Gross Purchase Payment. If we receive a Gross Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

Gross Purchase Payments submitted by check can only be accepted by the Company at the following address:

AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Gross Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Gross Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Gross Purchase Payments to any other address will result in a delay in crediting your contract until the Gross Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Variable Portfolio A. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Variable Portfolio A is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request plus any sales charges we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. If your contract was issued in a state requiring return of Gross Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We have included the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by AIG SunAmerica Asset Management Corp., a wholly-owned subsidiary of the Company.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2

Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST -- CLASS 3

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     LORD ABBETT SERIES FUND, INC. -- CLASS VC

Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST -- CLASS 3

AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II

Van Kampen Asset Management is the investment adviser to Van Kampen Life Investment Trust ("VKT").

              (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

                    VARIABLE PORTFOLIOS                                      MANAGED BY:                   TRUST  ASSET CLASS
                    -------------------                                      -----------                   -----  -----------
Aggressive Growth Portfolio                                  AIG SunAmerica Asset Management Corp.         SAST   STOCK
Alliance Growth Portfolio                                    AllianceBernstein, L.P.                       SAST   STOCK
American Funds Asset Allocation Portfolio                    Capital Research and Management Company       AFIS   BALANCED
American Funds Global Growth Portfolio                       Capital Research and Management Company       AFIS   STOCK
American Funds Growth Portfolio                              Capital Research and Management Company       AFIS   STOCK
American Funds Growth-Income Portfolio                       Capital Research and Management Company       AFIS   STOCK
Asset Allocation Portfolio                                   Edge Asset Management, Inc.(3)                AST    BALANCED
Balanced Portfolio(4)                                        J.P. Morgan Investment Management Inc.        SAST   BALANCED
Blue Chip Growth Portfolio                                   AIG SunAmerica Asset Management Corp.         SAST   STOCK
Capital Appreciation Portfolio                               Wellington Management Company, LLP            AST    STOCK
Capital Growth Portfolio(4)                                  OppenheimerFunds, Inc.                        SAST   STOCK
Cash Management Portfolio                                    Columbia Management Advisors, LLC             SAST   CASH
Corporate Bond Portfolio                                     Federated Investment Management Company       SAST   BOND
Davis Venture Value Portfolio                                Davis Selected Advisers LLC                   SAST   STOCK
"Dogs" of Wall Street Portfolio(1)                           AIG SunAmerica Asset Management Corp.         SAST   STOCK
Emerging Markets Portfolio                                   Putnam Investment Management, Inc.            SAST   STOCK
Equity Opportunities Portfolio(4)                            OppenheimerFunds, Inc.                        SAST   STOCK
Foreign Value Portfolio                                      Templeton Investment Counsel, LLC             SAST   STOCK
Fundamental Growth Portfolio(4)                              Wells Capital Management Inc.                 SAST   STOCK
Global Bond Portfolio                                        Goldman Sachs Asset Management International  SAST   BOND
Global Equities Portfolio                                    J.P. Morgan Investment Management Inc.        SAST   STOCK
Government and Quality Bond Portfolio                        Wellington Management Company, LLP            AST    BOND
Growth Opportunities Portfolio                               Morgan Stanley Investment Management,         SAST   STOCK
                                                             Inc.(2)
Growth Portfolio                                             Wellington Management Company, LLP            AST    STOCK
Growth-Income Portfolio                                      AllianceBernstein, L.P.                       SAST   STOCK
High-Yield Bond Portfolio                                    AIG SunAmerica Asset Management Corp.         SAST   BOND
International Diversified Equities Portfolio                 Morgan Stanley Investment Management,         SAST   STOCK
                                                             Inc.(2)
International Growth & Income Portfolio                      Putnam Investment Management, Inc.            SAST   STOCK
Lord Abbett Growth and Income Portfolio                      Lord, Abbett & Co. LLC                        LASF   STOCK
Lord Abbett Mid Cap Value Portfolio                          Lord, Abbett & Co. LLC                        LASF   STOCK
Marsico Focused Growth Portfolio(4)                          Marsico Capital Management, LLC               SAST   STOCK
MFS Massachusetts Investors Trust Portfolio(1)               Massachusetts Financial Services Company      SAST   STOCK
MFS Total Return Portfolio                                   Massachusetts Financial Services Company      SAST   BALANCED
Mid-Cap Growth Portfolio(4)                                  J.P. Morgan Investment Management Inc.        SAST   STOCK
Natural Resources Portfolio                                  Wellington Management Company, LLP            AST    STOCK
Real Estate Portfolio                                        Davis Selected Advisers LLC                   SAST   STOCK
Small & Mid Cap Value Portfolio                              AllianceBernstein, L.P.                       SAST   STOCK
Small Company Value Portfolio                                Franklin Advisory Services, LLC               SAST   STOCK
Technology Portfolio                                         Columbia Management Advisors, LLC             SAST   STOCK
Telecom Utility Portfolio                                    Massachusetts Financial Services Company      SAST   STOCK
Van Kampen LIT Comstock Portfolio, Class II Shares(1)        Van Kampen Asset Management                   VKT    STOCK
Van Kampen LIT Growth and Income Portfolio, Class II Shares  Van Kampen Asset Management                   VKT    STOCK
Van Kampen LIT Strategic Growth Portfolio, Class II Shares   Van Kampen Asset Management                   VKT    STOCK
Worldwide High Income Portfolio                              Morgan Stanley Investment Management,         SAST   BOND
                                                             Inc.(2)

(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investor Trust is an equity fund seeking reasonable current long-term growth of capital and income, and Van Kampen LIT Comstock Portfolio is an equity fund seeking capital growth and income.

(2) Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen."

(3) Edge Asset Management, Inc. was formerly known as WM Advisors, Inc.

(4) Balanced Portfolio was formerly known as SunAmerica Balanced; Capital Growth Portfolio was formerly known as Goldman Sachs Research; Equity Opportunities Portfolio was formerly known as Federated American Leaders; Fundamental Growth Portfolio was formerly known as Putnam Growth: Voyager; Marsico Focused Growth Portfolio was formerly known as Marsico Growth; Mid-Cap Growth Portfolio was formerly known as MFS Mid-Cap Growth.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you chose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will be applicable to that subsequent Purchase Payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days interest prior to the first transfer to the target accounts.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    -------------------------------------------------------------------------
            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
    -------------------------------------------------------------------------
              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
    -------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

  PROGRAM DESCRIPTION

The Polaris Portfolio Allocator program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to choose from one of the several sample portfolios designed to assist in meeting your stated investment goals. Each sample portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The sample portfolios allocate amongst the various investment categories offered as part of the program and coincide with the recommended weightings for each portfolio objective. Please contact your financial representative about investment in the program.

The sample portfolios offered through this product are designed by your broker/dealer. There may be financial arrangements between your broker-dealer and the investment adviser of the Underlying Funds offered in the sample portfolios. Please contact your financial representative about investment in the sample portfolio program and for information about the relationship amongst the entities offering the sample portfolios.

  ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

You may enroll in the program by selecting the sample portfolio on the contract application form. You and your financial representative should determine the sample portfolio most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a sample portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a sample portfolio through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one sample portfolio at a time. You may also invest in Variable Portfolios outside your selected sample portfolio. However, an investment or transfer into or out of one of the Variable Portfolios that are included in your sample portfolio outside the specifications in the sample portfolio will effectively terminate your participation in the program.

  WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected sample portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the sample portfolio, your investment may no longer be consistent with the sample portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

  REBALANCING THE SAMPLE PORTFOLIOS

You can elect to have your investment in a sample portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the sample portfolio you selected. Only those Variable Portfolios within the sample portfolio you selected will be rebalanced. Investments in other Variable Portfolios not included in the sample portfolio cannot be rebalanced if you wish to maintain your current sample portfolio allocations.

The sample portfolios are not intended as ongoing advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a sample portfolio should be revised or whether it remains appropriate to invest in accordance with any particular sample portfolio. Therefore, over time, the sample portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance, changes in the Variable Portfolios, and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

 IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Polaris Portfolio Allocator program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the sample portfolios may have been built. Also, allocation to a single investment category may outperform a sample portfolio, so that you could have been better off investing in a single investment category than in a sample portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular sample portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.

The sample portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the sample portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific sample portfolios can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS PORTFOLIO ALLOCATOR PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (www.aigsunamerica.com), in writing, by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

  TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers within a rolling twelve-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer. For example, if you made a transfer on August 16, 2007 and within the previous twelve months (from August 17, 2006 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2007 must be submitted by U.S. Mail (from August 17, 2007 through August 16, 2008). U.S. Mail includes any U.S. Postal Service delivery method that offers delivery no sooner than U.S. Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make;
(2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request; and/or (4) terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time.

You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

UNDERLYING FUND FREQUENT TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures. While the Underlying Funds have their own policies and procedures that we may be obligated to enforce, you should assume that any protection you may have against potential harm from Short-Term trading is the protection provided by our Transfer Policies described above.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

It is likely that most of the investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund, as well as the intermediaries (including the Separate Account and the Variable Portfolios), invested in the such Underlying Fund. Further, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in activities that violate an Underlying Fund's short-term trading policies, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you are invested in a sample portfolio, please refer to the Polaris Portfolio Allocator Program section of the prospectus above, for more information.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

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                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. SEE INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in good order, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. SEE OPTIONAL LIVING BENEFIT BELOW.

A withdrawal charge of 0.50% applies to Gross Purchase Payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

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                            OPTIONAL LIVING BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

You may elect the Optional Living Benefit described below for an additional fee. This feature is designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the description below for detailed information.

MARKETLOCK

What is MarketLock?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

The feature does not guarantee a withdrawal of an income stream based on any Gross Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity, and your longevity.

The feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRAs or tax qualified plans. The feature guarantees only Purchase Payments received in the contract's first two years.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY
SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS. PLEASE CHECK WITH YOUR FINANCIAL REPRESENTATIVE FOR INFORMATION REGARDING STATE AVAILABILITY.

When and how can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner.

How does MarketLock work?

MarketLock automatically locks-in the highest contract Anniversary Value during the first 7 years (or longer if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date.

MARKETLOCK SUMMARY TABLE:

-----------------------------------------------------
                            MAXIMUM       INITIAL
                            ANNUAL        MINIMUM
                          WITHDRAWAL     WITHDRAWAL
TIME OF FIRST WITHDRAWAL  PERCENTAGE*      PERIOD
-----------------------------------------------------
 Before 7(th) Benefit         5%          20 years
    Year anniversary
-----------------------------------------------------
  On or after 7(th)           7%       14.28 years**
      Benefit Year
      anniversary
-----------------------------------------------------
On or after the older         5%        Life of the
    contract owner's                   older contract
   65(th) birthday***                      owner
-----------------------------------------------------

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See"How are the components for MarketLock Calculated?" below.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Gross Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Gross Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values. SEE SPOUSAL CONTINUATION BELOW. Eligible Purchase Payments are limited to $1 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 7th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for additional periods as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend MarketLock beyond 7 years?

Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least two additional evaluation periods of 7 years each. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least

30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered after the guaranteed additional evaluation periods at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.50% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is further reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-----------------------------------------------------------
THE AMOUNT WITHDRAWN
  IN A BENEFIT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base (which includes a
  Withdrawal Amount     deduction for any previous
                        withdrawal), divided by the current
                        Maximum Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period as of the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Gross Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or
     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in Anniversary Values. SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period up to two times provided that (1) the original owner did not previously extend the MAV Evaluation period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. If the original owner extended the MAV Evaluation Period once, the Continuing Spouse may extend the MAV Evaluation Period only once more. If the original owner extended the MAV Evaluation Period twice, the Continuing Spouse may not extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. SEE DEATH BENEFITS BELOW. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 7th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.
A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

  EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

Other Beneficiary Continuation Options

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications of these options and your particular circumstances.

  DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated. You may pay for the optional EstatePlus feature and your Beneficiary may never receive the benefit once you begin the Income Phase on or before the Latest Annuity Date.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary; or

     4. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1. Contract value; or

     2. The lesser of:

           a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

           b. 125% of Contract Value.

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

The death benefit options on contracts issued before May 1, 2007 would be subject to a different calculation. Please see the Statement of Additional Information for details.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------
   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
----------------------------------------------------------------------------
 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
----------------------------------------------------------------------------
 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------
 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

---------------------------------------------------------------------------------
      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------
 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
---------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original owner ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

----------------------------------------------------------------

----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. FOR STATE-SPECIFIC EXPENSES, PLEASE SEE APPENDIX D -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expenses is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UPFRONT SALES CHARGE

We may apply an up-front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.

Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:

     1. The sum of:

        (a) the Gross Purchase Payment amount;

        (b) the current contract value of this contract; and

        (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section below; or

     2. The amount, if any, you agree to contribute to this contract.


-------------------------------------------------------------
                                           SALES CHARGE AS A
                                             PERCENTAGE OF
                                             GROSS PURCHASE
            INVESTMENT AMOUNT               PAYMENT INVESTED
-------------------------------------------------------------
  Less than $ 50,000                             5.75%
  $ 50,000 but less than $100,000                4.75%
  $100,000 but less than $250,000                3.50%
  $250,000 but less than $500,000                2.50%
  $500,000 but less than $1,000,000              2.00%
  $1,000,000 or more                             0.50%*
-------------------------------------------------------------

* Additionally, a withdrawal charge of 0.50% applies to Gross Purchase Payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal. SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE BELOW.

We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.

REDUCING YOUR SALES CHARGES

Our Rights of Accumulation feature allows you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.

Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisors utilizing fee based services. SEE REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.

LETTER OF INTENT

The Letter of Intent feature lets you establish an investment goal up-front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.

Gross Purchase Payments made to your Polaris(II) A-Class Platinum Series contract count towards your investment goal. Additionally, Gross Purchase Payments made to your Polaris(II) A-Class Platinum Series contract within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your Polaris(II) A-Class Platinum Series contract) may count towards meeting your investment goal. If you use prior Gross Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Gross Purchase Payment. If you wish to use prior Gross Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Gross Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for each Gross Purchase Payment would have been 5.75%.

You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your Polaris(II) A-Class Platinum Series contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal or Rights of Accumulation privileges. The charges are deducted from your investment options in the same proportion as their values are to your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.

The Letter of Intent feature may not be available in all states. Please contact your investment representative regarding the availability of this feature in your state.

We reserve the right to modify, suspend or terminate this program at any time.

RIGHTS OF ACCUMULATION

You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. A list of eligible contracts and mutual funds may be obtained from your financial representative. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.

In order to use Rights of Accumulation to reduce your sales charge using contracts other than your Polaris(II) A-Class Platinum Series contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.

For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions. Qualifying investments must be held in an account at your financial representative's firm and for which such firm is the broker of record.

     EXAMPLE:

     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.

Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding the availability of this feature in your state.

We reserve the right to modify, suspend or terminate this program at any time.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment qualifying for a sales charge of 0.50% (that is, your investment amount is $1,000,000 or more) remains subject to a withdrawal charge of 0.50%. The withdrawal charge applies to such Gross Purchase Payment or any portion of it withdrawn if invested less than 12 months prior to such withdrawal. When calculating the withdrawal charge, we treat withdrawals as coming first from earnings, then from the Purchase Payments that have been in your contract the longest.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract, we deduct any applicable sales charge from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.
     12b-1 FEES

Certain Underlying Funds available in this product, including the Feeder Funds, assess a 12b-1 fee of 0.25% of average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of the SunAmerica Series Trust and the Anchor Series Trust, Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.

We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------
                                ANNUALIZED FEE
----------------------------------------------------
 All years in which the              0.50%
   feature is in effect
----------------------------------------------------

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit. SEE STATE APPENDIX BELOW.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. SEE DEATH BENEFITS ABOVE.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with income Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is income Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person.

Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since income Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
----------------------------------------------------------------
----------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Gross Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified Contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Gross Purchase Payments. Gross Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Gross Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Gross Purchase Payment, generally until you have received all of your Gross Purchase Payment. Any portion of each income payment that is considered a return of your Gross Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the Contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the Contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the Contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the Contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                               OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.

THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc., ("AIG SACS") Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SACS, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained by AIG SACS in connection with the distribution of the contracts.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, Variable Annuity Account Seven, under Arizona law on August 28, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these benefits through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. See the Statement of Additional Information for more information regarding this arrangement.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG SACS. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually. The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program.

ADDITIONAL CASH COMPENSATION. We may pay selling firms support fees in the form of additional cash compensation. These payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the selling firm's registered representatives about our products, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that selling firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from the fees and charges collected under the contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and NASD rules.

Commissions and other support fees may influence the way that a selling firm and its registered representatives market the contract and service customers who purchase the contract, and may influence the selling firm and its registered representatives to present this contract over others available in the market place. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST.

PAYMENTS WE RECEIVE

We may directly or indirectly receive payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. We generally receive three kinds of payments.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trusts, bear the costs of these investment management fees. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from AIG SAAMCo, our wholly-owned subsidiary, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for training to support sales of the Underlying Funds in the contract. These amounts may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of AIG for the fiscal year ended December 31, 2006 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company and the Separate Account can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 445-SUN2.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

----------------------------------------------------------------
----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account..............................      3
General Account...............................      3
Support Agreement Between the Company and
  AIG.........................................      4
Performance Data..............................      4
Annuity Income Payments.......................      7
Annuity Unit Values...........................      7
Death Benefit Options for Contracts Issued
  Before May 1, 2007..........................      9
Death Benefits following Spousal Continuation
  for Contracts Issued Before May 1, 2007.....     10
Taxes.........................................     12
Distribution of Contracts.....................     18
Financial Statements..........................     18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                INCEPTION TO
       POLARIS II A-CLASS PLATINUM SERIES PORTFOLIOS              4/30/07
------------------------------------------------------------------------------
------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.449
                                                               (b)  $   10.327
  Ending AUV................................................   (a)  $   11.840
                                                               (b)  $   11.674
  Ending Number of AUs......................................   (a)      26,652
                                                               (b)         548

------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    8.263
                                                               (b)  $    8.156
  Ending AUV................................................   (a)  $    8.502
                                                               (b)  $    8.370
  Ending Number of AUs......................................   (a)   1,513,459
                                                               (b)      26,728

------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   15.710
                                                               (b)  $   15.581
  Ending AUV................................................   (a)  $   17.305
                                                               (b)  $   17.120
  Ending Number of AUs......................................   (a)   3,348,786
                                                               (b)      76,725

------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   20.632
                                                               (b)  $   20.461
  Ending AUV................................................   (a)  $   23.856
                                                               (b)  $   23.599
  Ending Number of AUs......................................   (a)   2,905,057
                                                               (b)      69,495

------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   20.073
                                                               (b)  $   19.901
  Ending AUV................................................   (a)  $   21.888
                                                               (b)  $   21.647
  Ending Number of AUs......................................   (a)   2,028,654
                                                               (b)      51,732

------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   17.274
                                                               (b)  $   17.112
  Ending AUV................................................   (a)  $   19.636
                                                               (b)  $   19.403
  Ending Number of AUs......................................   (a)   4,591,772
                                                               (b)     101,103

------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   12.974
                                                               (b)  $   12.813
  Ending AUV................................................   (a)  $   14.394
                                                               (b)  $   14.172
  Ending Number of AUs......................................   (a)     102,264
                                                               (b)       1,172

------------------------------------------------------------------------------

         (a) Without election of optional EstatePlus feature.
         (b) With election of optional EstatePlus feature.
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                INCEPTION TO
       POLARIS II A-CLASS PLATINUM SERIES PORTFOLIOS              4/30/07
------------------------------------------------------------------------------
------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(formerly SunAmerica Balanced)
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    9.069
                                                               (b)  $    8.954
  Ending AUV................................................   (a)  $   10.153
                                                               (b)  $    9.973
  Ending Number of AUs......................................   (a)      72,720
                                                               (b)          32

------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    5.863
                                                               (b)  $    5.786
  Ending AUV................................................   (a)  $    6.472
                                                               (b)  $    6.359
  Ending Number of AUs......................................   (a)      31,483
                                                               (b)          49

------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.557
                                                               (b)  $   13.370
  Ending AUV................................................   (a)  $   14.888
                                                               (b)  $   14.644
  Ending Number of AUs......................................   (a)   2,999,950
                                                               (b)      85,302

------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(formerly Goldman Sachs Research)
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    7.644
                                                               (b)  $    7.546
  Ending AUV................................................   (a)  $    8.771
                                                               (b)  $    8.631
  Ending Number of AUs......................................   (a)     106,683
                                                               (b)       4,971

------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   11.226
                                                               (b)  $   11.107
  Ending AUV................................................   (a)  $   11.650
                                                               (b)  $   11.447
  Ending Number of AUs......................................   (a)     221,876
                                                               (b)          25

------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   14.000
                                                               (b)  $   13.814
  Ending AUV................................................   (a)  $   15.076
                                                               (b)  $   14.837
  Ending Number of AUs......................................   (a)   2,689,317
                                                               (b)      47,723

------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   14.277
                                                               (b)  $   14.089
  Ending AUV................................................   (a)  $   16.349
                                                               (b)  $   16.091
  Ending Number of AUs......................................   (a)   2,275,462
                                                               (b)      59,536

------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.544
                                                               (b)  $   13.396
  Ending AUV................................................   (a)  $   15.874
                                                               (b)  $   15.627
  Ending Number of AUs......................................   (a)      14,734
                                                               (b)         672

------------------------------------------------------------------------------

         (a) Without election of optional EstatePlus feature.
         (b) With election of optional EstatePlus feature.
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                INCEPTION TO
       POLARIS II A-CLASS PLATINUM SERIES PORTFOLIOS              4/30/07
------------------------------------------------------------------------------
------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   22.367
                                                               (b)  $   22.117
  Ending AUV................................................   (a)  $   25.986
                                                               (b)  $   25.632
  Ending Number of AUs......................................   (a)      74,785
                                                               (b)       3,392

------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(formerly Federated American Leaders)
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   12.055
                                                               (b)  $   11.901
  Ending AUV................................................   (a)  $   13.513
                                                               (b)  $   13.306
  Ending Number of AUs......................................   (a)      41,759
                                                               (b)       2,633

------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.000
                                                               (b)  $   10.000
  Ending AUV................................................   (a)  $   12.199
                                                               (b)  $   12.170
  Ending Number of AUs......................................   (a)   1,385,503
                                                               (b)      26,734

------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    7.184
                                                               (b)  $    7.092
  Ending AUV................................................   (a)  $    7.561
                                                               (b)  $    7.433
  Ending Number of AUs......................................   (a)      11,239
                                                               (b)          40

------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.194
                                                               (b)  $   13.024
  Ending AUV................................................   (a)  $   13.567
                                                               (b)  $   13.361
  Ending Number of AUs......................................   (a)     185,604
                                                               (b)       5,461

------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    9.910
                                                               (b)  $    9.784
  Ending AUV................................................   (a)  $   11.561
                                                               (b)  $   11.375
  Ending Number of AUs......................................   (a)     110,466
                                                               (b)       1,919

------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.161
                                                               (b)  $   12.992
  Ending AUV................................................   (a)  $   13.913
                                                               (b)  $   13.699
  Ending Number of AUs......................................   (a)   2,010,771
                                                               (b)      33,271

------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    5.991
                                                               (b)  $    6.265
  Ending AUV................................................   (a)  $    5.953
                                                               (b)  $    6.205
  Ending Number of AUs......................................   (a)      83,704
                                                               (b)       3,654

------------------------------------------------------------------------------

         (a) Without election of optional EstatePlus feature.
         (b) With election of optional EstatePlus feature.
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                INCEPTION TO
       POLARIS II A-CLASS PLATINUM SERIES PORTFOLIOS              4/30/07
------------------------------------------------------------------------------
------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   11.917
                                                               (b)  $   11.762
  Ending AUV................................................   (a)  $   13.423
                                                               (b)  $   13.208
  Ending Number of AUs......................................   (a)     141,950
                                                               (b)       1,550

------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    9.960
                                                               (b)  $    9.831
  Ending AUV................................................   (a)  $   10.886
                                                               (b)  $   10.668
  Ending Number of AUs......................................   (a)     101,262
                                                               (b)          29

------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.898
                                                               (b)  $   13.734
  Ending AUV................................................   (a)  $   15.424
                                                               (b)  $   15.204
  Ending Number of AUs......................................   (a)     439,625
                                                               (b)      11,128

------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    9.188
                                                               (b)  $    9.077
  Ending AUV................................................   (a)  $   10.559
                                                               (b)  $   10.404
  Ending Number of AUs......................................   (a)     211,083
                                                               (b)       4,166

------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.887
                                                               (b)  $   13.714
  Ending AUV................................................   (a)  $   16.250
                                                               (b)  $   16.007
  Ending Number of AUs......................................   (a)     410,266
                                                               (b)      13,261

------------------------------------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.169
                                                               (b)  $   13.039
  Ending AUV................................................   (a)  $   14.681
                                                               (b)  $   14.499
  Ending Number of AUs......................................   (a)   2,363,367
                                                               (b)      70,781

------------------------------------------------------------------------------
LORD ABBETT SERIES FUND MID CAP VALUE - LASF Class VC Shares
(Inception Date - 08/28/06)
  Beginning AUV.............................................   (a)  $   13.921
                                                               (b)  $   13.772
  Ending AUV................................................   (a)  $   16.994
                                                               (b)  $   16.784
  Ending Number of AUs......................................   (a)     479,000
                                                               (b)      11,931

------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(formerly Marsico Growth)
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.000
                                                               (b)  $   10.000
  Ending AUV................................................   (a)  $   10.506
                                                               (b)  $   10.480
  Ending Number of AUs......................................   (a)     188,139
                                                               (b)      15,459

------------------------------------------------------------------------------

         (a) Without election of optional EstatePlus feature.
         (b) With election of optional EstatePlus feature.
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                INCEPTION TO
       POLARIS II A-CLASS PLATINUM SERIES PORTFOLIOS              4/30/07
------------------------------------------------------------------------------
------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.250
                                                               (b)  $   10.000
  Ending AUV................................................   (a)  $   11.574
                                                               (b)  $   11.258
  Ending Number of AUs......................................   (a)      12,996
                                                               (b)       2,114

------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   14.843
                                                               (b)  $   14.649
  Ending AUV................................................   (a)  $   16.686
                                                               (b)  $   16.427
  Ending Number of AUs......................................   (a)   2,672,769
                                                               (b)      70,970

------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    9.195
                                                               (b)  $    9.076
  Ending AUV................................................   (a)  $    9.464
                                                               (b)  $    9.320
  Ending Number of AUs......................................   (a)      88,541
                                                               (b)       2,093

------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.000
                                                               (b)  $   10.000
  Ending AUV................................................   (a)  $   11.136
                                                               (b)  $   11.112
  Ending Number of AUs......................................   (a)     221,813
                                                               (b)       4,601

------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   31.589
                                                               (b)  $   31.192
  Ending AUV................................................   (a)  $   39.987
                                                               (b)  $   39.374
  Ending Number of AUs......................................   (a)      99,677
                                                               (b)       2,477

------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.000
                                                               (b)  $   10.000
  Ending AUV................................................   (a)  $   11.474
                                                               (b)  $   11.444
  Ending Number of AUs......................................   (a)     897,041
                                                               (b)      11,515

------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.000
                                                               (b)  $   10.000
  Ending AUV................................................   (a)  $   10.696
                                                               (b)  $   10.669
  Ending Number of AUs......................................   (a)     310,607
                                                               (b)       4,276

------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $    2.398
                                                               (b)  $    2.367
  Ending AUV................................................   (a)  $    2.440
                                                               (b)  $    2.399
  Ending Number of AUs......................................   (a)      16,027
                                                               (b)         119

------------------------------------------------------------------------------

         (a) Without election of optional EstatePlus feature.
         (b) With election of optional EstatePlus feature.
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                INCEPTION TO
       POLARIS II A-CLASS PLATINUM SERIES PORTFOLIOS              4/30/07
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 08/28/06)
  Beginning AUV.............................................   (a)  $    9.540
                                                               (b)  $    9.418
  Ending AUV................................................   (a)  $   11.568
                                                               (b)  $   11.413
  Ending Number of AUs......................................   (a)       2,767
                                                               (b)          32

------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK - VKT Class II Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.286
                                                               (b)  $   13.141
  Ending AUV................................................   (a)  $   15.336
                                                               (b)  $   15.131
  Ending Number of AUs......................................   (a)   3,734,436
                                                               (b)      63,555

------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME - VKT Class II Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   14.601
                                                               (b)  $   14.415
  Ending AUV................................................   (a)  $   16.822
                                                               (b)  $   16.567
  Ending Number of AUs......................................   (a)   3,390,268
                                                               (b)     100,434

------------------------------------------------------------------------------
VAN KAMPEN LIT STRATEGIC GROWTH - VKT Class II Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   10.404
                                                               (b)  $   10.324
  Ending AUV................................................   (a)  $   10.477
                                                               (b)  $   10.371
  Ending Number of AUs......................................   (a)      76,955
                                                               (b)       4,803

------------------------------------------------------------------------------
WORLDWIDE HIGH INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV.............................................   (a)  $   13.889
                                                               (b)  $   13.717
  Ending AUV................................................   (a)  $   15.234
                                                               (b)  $   15.009
  Ending Number of AUs......................................   (a)      99,711
                                                               (b)       2,662

------------------------------------------------------------------------------

         (a) Without election of optional EstatePlus feature.
         (b) With election of optional EstatePlus feature.
         AUV - Accumulation Unit Value
         AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouses date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term "Continuation Net Purchase Payments" is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. PURCHASE PAYMENT ACCUMULATION OPTION

          If the original owner of the contract elected the Purchase Payment Accumulation Option and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or

          b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday, or

          c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary date; or

          d. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal.

          If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. Contract value on the Continuation Date, plus Gross Purchase Payment received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal, and adjusted for any Net Purchase Payments received since that anniversary date.

          If the Continuing Spouse is age 82-85 on the Continuation Date, the death benefit will be the greatest of:

          a. Contract value; or

          b. the lesser of:

             (1) Contract value on the Continuation Date, plus Gross Purchase
                 Payment received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

     2. MAXIMUM ANNIVERSARY VALUE OPTION

          If the original owner of the contract elected the Maximum Anniversary Option and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or

          b. Contract value on the Continuation Date, plus Gross Purchase Payment received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawals reduced the contract value on the date of withdrawal, and adjusted for any Net Purchase Payments received since that anniversary date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:
          a. Contract value; or

          b. the lesser or:

             (1) Contract value on the Continuation Date, plus Gross Purchase
                 Payment received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before May 1, 2007.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE          ESTATEPLUS BENEFIT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE          ESTATEPLUS BENEFIT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus Benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus Benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        APPENDIX C - MARKETLOCK EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the MarketLock feature:

EXAMPLE 1:

Assume you elect MarketLock and you invest a single Gross Purchase Payment of $100,000, and that you make no additional Gross Purchase Payments and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract Anniversary, your Contract Value is $105,000.

Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your Contract Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Contract Anniversary is 5% of the MAV Benefit Base (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st Contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.

EXAMPLE 2:

Assume you elect MarketLock and you invest a single Gross Purchase Payment of $100,000, and that you make no additional Gross Purchase Payments and no withdrawals before the 7th Contract anniversary. Assume that your Contract anniversary values and MAV Benefit Bases are as follows:

-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE      BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $113,000           $115,000
-----------------------------------------------------------
         6th               $118,000           $118,000
-----------------------------------------------------------
         7th               $120,000           $120,000
-----------------------------------------------------------
         8th               $118,000           $120,000
-----------------------------------------------------------

On your 7th anniversary, your Contract Value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 7th Contract anniversary is 7% of the Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 7th Contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT:

Assume you elect MarketLock and you invest a single Gross Purchase Payment of $100,000 with no additional Gross Purchase Payments and no withdrawals prior to the 7th Contract anniversary, and Contract Values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 8th Contract Year, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 annually over a minimum of 13 years, plus $6,300 in the last Benefit Year.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock and you invest a single Gross Purchase Payment of $100,000 with no additional Gross Purchase Payments and no withdrawals before the 7th Contract anniversary, and Contract Values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 8th Contract Year, after your 7th Contract anniversary, your Contract Value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400. Your Contract Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations, as follows: For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the Contract Value was reduced by the Excess Withdrawal

($3,288/$109,600 = 3%). Then we reduce $111,600 by that proportion (3%) which equals $108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount for the following year is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50. Therefore, you may take withdrawals of up to $8,151.50 annually over a minimum of 13 years, plus $2,282.42 in the last Benefit Year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                              New Mexico
                                                                                                 North Dakota
--------------------------------------------------------------------------------------------------------------------
 Administrative Charge             Charge will be deducted pro-rata from variable portfolios     Oregon
                                   only. If Purchase Payments are allocated among Fixed          Texas
                                   Accounts only, no charge will be deducted.                    Washington
--------------------------------------------------------------------------------------------------------------------
 MarketLock                        Charge will be deducted pro-rata from variable portfolios     Washington
                                   only. If Purchase Payments are allocated among Fixed
                                   Accounts only, no charge will be deducted.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in Arizona and are age 65 or older on your      Arizona
                                   Contract Date, the Free Look period is 30 days
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Death Benefit                     Purchase Payment Accumulation death benefit is not            Washington
                                   available.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Oregon
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris (II) A-Class Platinum Series Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

              Polaris II A-Class Platinum Series Variable Annuity

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated February 11, 2008, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                FEBRUARY 11, 2008

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Separate Account .......................................................      3

General Account ........................................................      3

Support Agreement Between the Company and AIG...........................      4

Performance Data .......................................................      4

Annuity Income Payments ................................................      7

Annuity Unit Values ....................................................      7

Death Benefit Options for Contracts Issued Before May 1, 2007 ..........      9

Death Benefits following Spousal Continuation for Contracts Issued
  Before May 1, 2007 ...................................................     10

Taxes ..................................................................     12

Distribution of Contracts ..............................................     18

Financial Statements ...................................................     18

                                SEPARATE ACCOUNT


         Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a wholly owned subsidiary of AIG Retirement Services, Inc.(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                                 GENERAL ACCOUNT


         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.

                                PERFORMANCE DATA

         From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Variable Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

         In addition, the Separate Account may advertise "total return" data for the Variable Portfolios (including the Cash Management Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. We may from time to time show, in addition to these standardized returns, returns (calculated with the same methodology) with variations on the possible fees and charges.

         ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from those shown in the charts below. The charts show the performance of the Accumulation Units calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Variable Portfolio. The total return figures reflect the effect of both non-recurring and recurring portfolio charges. For Polaris II A-Class Platinum Series contracts, the highest up-front sales charge (5.75%) is reflected. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Seven also funds another contract (Polaris Plus, Polaris II Asset Manager and Polaris II A-Class) which has been in existence longer than the Polaris II A-Class Platinum Series Variable Annuity. The majority of Variable Portfolios in the Polaris II A-Class Platinum Series are also available in that other contract and have been since March 19, 1999. The since inception numbers for the Variable Portfolios are based on Separate Account historical data (which is adjusted for the fees and charges applicable to the Polaris II A-Class Platinum Series) and represent adjusted actual performance of the Separate Account. The performance figures also reflect the actual fees and expenses paid by each Variable Portfolio.

         In calculating hypothetical adjusted historical performance, for periods starting prior to the date the Separate Account funded contracts that were first offered to the public, the total return data will be derived from the performance of the corresponding underlying portfolios of Anchor Series Trust, SunAmerica Series Trust, Lord Abbett Series Fund, Inc., American Funds Insurance Series and VanKampen Life Investment Trust ("the Trusts") modified to reflect the charges and expenses as if the Separate Account Variable Portfolios had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual performance of the Separate Account Variable Portfolio. Rather, they are intended to indicate the hypothetical adjusted historical performance of the corresponding underlying funds of Trusts adjusted to provide comparability to the performance of the Variable Portfolios after the date the Separate Account funded the contracts that were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trusts have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

         Performance data is computed in the manners described below.

CASH MANAGEMENT PORTFOLIO


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

         Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:

         For Polaris II A-Class Platinum Series contracts:

                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)


         As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

        These rates of return do not reflect election of EstatePlus. The rates of return would be lower if EstatePlus were included in the calculation.


PORTFOLIO ALLOCATOR MODELS PERFORMANCE

Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Portfolio Allocator Models. The performance information described below for the Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios.

The separate account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS
         The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employee-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income option selected.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

         For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

         For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.
                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825

         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213

         To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

          First Variable Income Payment = $4.92 x ($116,412.31/$1,000) = $572.75

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $572.75/$13.256932 = 43.203812

         P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.

              Second Variable Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16

         The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

         Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE MAY 1, 2007.

The following details the Death Benefit Options for Contracts issued before May 1, 2007.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

        3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary; or

        4. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

        3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

        1. Contract value; or

        2. The lesser of:

               a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               b. 125% of Contract Value.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE MAY 1, 2007.

1.  PURCHASE PAYMENT ACCUMULATION OPTION

If the original owner of the contract elected the Purchase Payment Accumulation Option and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

        c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary date; or

        d. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 82-85 on the Continuation date, the death benefit will be the greatest of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

2. MAXIMUM ANNIVERSARY VALUE OPTION

If the original owner of the contract elected the Maximum Anniversary Option and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawals reduced the contract value on the date of withdrawals, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of Qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

o  after attainment of age 59 1/2;

o  when paid to your beneficiary after you die;

o  after you become disabled (as defined in the IRC) ;

o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

o  dividends paid with respect to stock of a corporation described in IRC
   Section 404(k);

o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

o for payment of health insurance if you are unemployed and meet certain requirements;

o  distributions from IRAs for higher education expenses;

o  distributions from IRAs for first home purchases;

o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section.

Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into a Beneficiary IRA. A Beneficiary IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Beneficiary IRA in a direct "trustee-to-trustee" transfer. Beneficiary IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or in the case of a 403(b) plan or program, to another contract or account of the same plan type or from a Qualified Plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2007 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2007 may not exceed the lesser of $45,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $83,000, your contribution may be fully deductible; if your income is between $83,000 and $93,000, your contribution may be partially deductible and if your income is $93,000 or more, your contribution may not be deductible. If you are single and your income is less than $52,000, your contribution may be fully deductible; if your income is between $93,000 and $103,000, your contribution may be partially deductible and if your income is $103,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $166,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                            DISTRIBUTION OF CONTRACTS

     The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS

The following financial statements of Variable Annuity Account Seven are incorporated by reference to Form N-4, Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940, File Nos. 333-137882 and 811-09003, filed on July 25, 2007, Accession
No. 0000950124-07-003764:

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2007

     -   Schedule of Portfolio Investments as of April 30, 2007

     -   Statement of Operations for the year ended April 30, 2007

     - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

     -   Notes to Financial Statements

The following consolidated financial statements of AIG SunAmerica Life Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment
No. 1 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940, File Nos. 333-137882 and 811-09003, filed on April 25, 2007, Accession No. 0000950148-07-000090:

     -   Report of Independent Registered Public Accounting Firm

     -   Consolidated Balance Sheet as of December 31, 2006 and 2005

     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004

     - Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004

     -   Notes to Consolidated Financial Statements

Consolidated financial statements (unaudited) of AIG SunAmerica Life Assurance Company at September 30, 2007 and December 31, 2006, and for the nine months ended September 30, 2007 and 2006, are included herein.

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Consolidated Balance Sheet (Unaudited) - September 30, 2007 and
   December 31, 2006                                                     1 to 2

Consolidated Statement of Income and Comprehensive Income
   (Unaudited) - Nine Months Ended September 30, 2007 and 2006           3 to 4

Consolidated Statement of Cash Flows (Unaudited) - Nine Months
   Ended September 30, 2007 and 2006                                     5 to 6

Notes to Consolidated Financial Statements (Unaudited)                   7 to 9

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                 September 30,   December 31,
                                                                      2007           2006
                                                                 -------------   ------------
                                                                        (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                $   218,140     $   167,722
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: September 30, 2007,
      $3,776,867; December 31, 2006, $3,946,612)                    3,757,240       3,952,023
   Mortgage loans                                                     449,685         536,357
   Policy loans                                                       153,148         159,222
   Mutual funds                                                        23,165          29,633
   Common stocks available for sale, at fair value (cost:
      September 30, 2007, $20,258; December 31, 2006, $21,701)         19,651          22,006
   Partnerships                                                       237,212             414
   Securities lending collateral, at fair value (cost:
      September 30, 2007, $2,440,257; December 31, 2006,
      $2,110,459)                                                   2,386,037       2,110,459
   Derivative assets, at fair value                                   134,222          93,061
                                                                  -----------     -----------
   Total investments and cash                                       7,378,500       7,070,897
Variable annuity assets held in separate accounts                  30,571,878      27,789,310
Accrued investment income                                              58,372          59,167
Deferred acquisition costs                                          1,510,714       1,456,680
Other deferred expenses                                               263,788         263,613
Income taxes currently receivable from Parent                           5,351              67
Goodwill                                                               14,056          14,056
Other assets                                                           91,803          62,422
                                                                  -----------     -----------
TOTAL ASSETS                                                      $39,894,462     $36,716,212
                                                                  ===========     ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                   (UNAUDITED)

                                                               September 30,   December 31,
                                                                    2007           2006
                                                               -------------   ------------
                                                                      (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable
      annuity contracts                                         $ 2,756,739     $ 2,926,124
   Reserves for universal life insurance contracts                1,364,363       1,408,877
   Reserves for guaranteed investment contracts                      41,932          42,647
   Reserves for guaranteed benefits                                  86,025          75,234
   Securities lending payable                                     2,440,257       2,110,459
   Due to affiliates                                                 15,794          23,866
   Other liabilities                                                243,943         231,497
                                                                -----------     -----------
   Total reserves, payables and accrued liabilities               6,949,053       6,818,704
Derivative liabilities, at fair value                                 6,476           2,451
Variable annuity liabilities related to separate accounts        30,571,878      27,789,310
Deferred income taxes                                               341,383         345,376
                                                                -----------     -----------
Total liabilities                                                37,868,790      34,955,841
                                                                -----------     -----------
Shareholder's equity:
   Common stock                                                       3,511           3,511
   Additional paid-in capital                                       934,267         761,664
   Retained earnings                                              1,126,933         992,179
   Accumulated other comprehensive income (loss)                    (39,039)          3,017
                                                                -----------     -----------
   Total shareholder's equity                                     2,025,672       1,760,371
                                                                -----------     -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $39,894,462     $36,716,212
                                                                ===========     ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                           2007       2006
                                                         --------   --------
                                                            (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees, net of reinsurance   $428,552   $360,012
      Asset management fees                                59,627     59,144
      Universal life insurance policy fees, net of
         reinsurance                                       25,639     26,706
      Surrender charges                                    19,657     20,314
      Other fees                                           10,894     10,628
                                                         --------   --------
   Total fee income                                       544,369    476,804
   Investment income                                      211,451    246,736
   Net realized investment gain (loss)                    (33,389)     1,757
                                                         --------   --------
Total revenues                                            722,431    725,297
                                                         --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                 70,070     82,868
      Universal life insurance contracts                   47,993     49,977
      Guaranteed investment contracts                       2,558      3,732
                                                         --------   --------
   Total interest expense                                 120,621    136,577
   Amortization of bonus interest                          21,219     15,473
   Amortization of deferred acquisition costs and
      other deferred expenses                             158,434    154,392
   Claims on universal life insurance contracts, net
      of reinsurance recoveries                            15,079     15,783
   Guaranteed benefits, net of reinsurance recoveries      29,731     42,050
   General and administrative expenses                    124,686    109,495
   Annual commissions                                      77,693     66,998
                                                         --------   --------
Total benefits and expenses                               547,463    540,768
                                                         --------   --------
PRETAX INCOME                                             174,968    184,529
Income tax expense                                         40,214     31,967
                                                         --------   --------
NET INCOME                                               $134,754   $152,562
                                                         --------   --------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                      2007       2006
                                                   ---------   --------
                                                      (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments - net of
   reclassification and related amortization of
   deferred acquisition costs and other deferred
   expenses                                        $(112,790)  $ (8,646)
Reclassification adjustment for net realized
   (gain) loss included in net income                 46,929     (9,686)
Foreign currency translation adjustments               1,118      1,638
Deferred income tax benefit on above changes          22,687      5,844
                                                   ---------   --------
OTHER COMPREHENSIVE LOSS                             (42,056)   (10,850)
                                                   ---------   --------
COMPREHENSIVE INCOME                               $  92,698   $141,712
                                                   =========   ========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                            2007        2006
                                                         ---------   ---------
                                                             (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $ 134,754   $ 152,562
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Interest credited to:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                  70,070      82,868
      Universal life insurance contracts                    47,993      49,977
      Guaranteed investment contracts                        2,558       3,732
   Net realized investment (gain) loss                      33,389      (1,757)
   Amortization of net premium/(accretion of net
      discount) on investments                               1,657       1,924
   Amortization of deferred acquisition costs and
      other expenses                                       179,653     169,865
   Acquisition costs deferred                             (182,758)   (182,044)
   Other expenses deferred                                 (20,107)    (18,716)
   Provision for deferred income taxes                      21,189      24,540
   Change in:
      Accrued investment income                                795       1,966
      Income taxes currently receivable from Parent         (5,284)    (17,650)
      Other assets                                          (3,371)     (2,896)
      Due from/to affiliates                                (8,072)     (4,685)
      Other liabilities                                     (4,194)     34,372
   Other, net                                               (6,505)    (12,623)
                                                         ---------   ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  261,767     281,435
                                                         ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks           (828,657)   (536,647)
   Mortgage loans                                          (27,999)   (159,922)
   Partnerships                                            (66,721)         --
   Derivatives                                             (92,266)    (10,442)
   Other investments, excluding short-term
      investments                                           (5,775)     (4,508)
Sales of:
   Bonds, notes and redeemable preferred stocks            705,431     548,167
   Derivatives                                              40,400       4,200
   Other investments, excluding short-term investments      13,462       3,504
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks            274,420     614,386
   Mortgage loans                                          114,739      66,729
   Other investments, excluding short-term investments       6,386       7,626
Change in securities lending collateral                   (334,654)   (996,572)
                                                         ---------   ---------
NET CASH USED IN INVESTING ACTIVITIES                    $(201,234)  $(463,479)
                                                         ---------   ---------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                           2007          2006
                                                       -----------   -----------
                                                             (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity and fixed accounts of variable
      annuity contracts                                $ 1,356,058   $ 1,194,997
   Universal life insurance contracts                       28,089        28,475
Net exchanges from the fixed accounts of variable
   annuity contracts                                    (1,221,999)   (1,116,929)
Withdrawal payments on:
   Fixed annuity and fixed accounts of variable
      annuity contracts                                   (321,769)     (561,537)
   Universal life insurance contracts                      (39,617)      (38,539)
   Guaranteed investment contracts                          (3,186)      (77,668)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity and fixed accounts of variable
      annuity contracts                                    (71,903)      (62,726)
   Universal life insurance contracts                      (69,677)      (76,276)
Change in securities lending payable                       329,798       996,572
Capital contribution                                         4,091            --
Dividend paid to Parent                                         --       (80,000)
                                                       -----------   -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        (10,115)      206,369
                                                       -----------   -----------
NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS             50,418        24,325
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING
   OF PERIOD                                               167,722       190,066
                                                       -----------   -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD       $   218,140   $   214,391
                                                       ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid to Parent                            $    24,309   $    25,077
                                                       ===========   ===========
Non-cash activity:
   Bonus interest and other deferrals credited to
      reserve for annuity contracts                    $    27,013   $    32,078
                                                       ===========   ===========
   Capital contribution of partnerships                $   168,512   $        --
                                                       ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG").

     The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     These unaudited condensed consolidated financial statements do not include certain financial information required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements and should be read in conjunction with the audited consolidated financial statements and the related notes for the year ended December 31, 2006. In the opinion of management, these consolidated financial statements contain the normal recurring adjustments necessary for a fair statement of the results presented herein. Certain amounts have been reclassified in the 2006 financial statements to conform to their 2007 presentation.

     INVESTMENTS: In 2007, the Company recorded realized losses of approximately $4,856,000 related to the securities lending collateral investments, primarily from the sale of mortgage-backed bonds held as collateral investments. The Company's ultimate parent, American International Group, Inc. ("AIG"), deposited funds in the collateral pool equal to the losses incurred between August 1 and September 28, 2007, and the Company recorded its allocated portion of such funds as a capital contribution of $4,091,000.

     As of September 30, 2007, the Company's securities lending collateral investments had a net unrealized loss of $54,220,000. AIG has agreed to make additional contributions up to a specified aggregate limit to offset losses incurred by its insurance subsidiaries from securities lending collateral investments.

     RECENTLY ISSUED ACCOUNTING STANDARDS

     On September 19, 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("FAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The provisions of SOP 05-1 became effective as of January 1, 2007. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's consolidated financial condition or results of operations.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's consolidated financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements. FAS 157 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance.

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

2.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has three agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at September 30, 2007 is $84,400,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $29,700,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Two of these commitments are scheduled to expire in the remainder of 2007. The Company's commitments under the third agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (UNAUDITED)

2.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company and its subsidiaries received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

3.   SUBSEQUENT EVENT

     Effective December 31, 2007, the Company recorded approximately $74 million of additional amortization of deferred acquisition costs and sales inducements related to changes in actuarial estimates from the conversion to a new system, as well as unlocking future assumptions and experience updates. The impact of these changes also resulted in a decrease in reserves for guaranteed benefits and guaranteed benefits expense of approximately $16 million.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                              Page
                                                                            Number(s)
                                                                            ---------
Report of Independent Registered Public Accounting Firm                     --

Consolidated Balance Sheet - December 31, 2006 and 2005                     1 to 2

Consolidated Statement of Income and Comprehensive Income -
Years Ended December 31, 2006, 2005 and 2004                                3 to 4

Consolidated Statement of Cash Flows - Years Ended
December 31, 2006, 2005 and 2004                                            5 to 6

Notes to Consolidated Financial Statements                                  7 to 33

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2007

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                      2006               2005
                                                                   -----------        -----------
                                                                           (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                                 $   167,722        $   190,066
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost:  2006, $3,946,612;
      2005, $4,822,874)                                              3,952,023          4,870,876
   Mortgage loans                                                      536,357            490,876
   Policy loans                                                        159,222            170,353
   Mutual funds                                                         29,633             24,380
   Common stocks available for sale, at fair value (cost:
      2006, $21,701; 2005, $25,015)                                     22,006             26,341
   Securities lending collateral, at fair value (which
      approximates cost)                                             2,110,459          1,278,694
   Other invested assets                                                47,045             65,310
                                                                   -----------        -----------

   Total investments and cash                                        7,024,467          7,116,896

Variable annuity assets held in separate accounts                   27,789,310         24,379,389
Accrued investment income                                               59,167             67,911
Deferred acquisition costs                                           1,456,680          1,378,018
Other deferred expenses                                                263,613            255,601
Income taxes currently receivable from Parent                               67              4,833
Goodwill                                                                14,056             14,056
Other assets                                                           108,852             73,562
                                                                   -----------        -----------

TOTAL ASSETS                                                       $36,716,212        $33,290,266
                                                                   ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                       2006               2005
                                                                    -----------        -----------
                                                                            (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable
     annuity contracts                                              $ 2,926,124        $ 3,548,441
   Reserves for universal life insurance contracts                    1,408,877          1,472,956
   Reserves for guaranteed investment contracts                          42,647            117,556
   Reserves for guaranteed benefits                                      75,234             65,895
   Securities lending payable                                         2,110,459          1,278,694
   Due to affiliates                                                     23,866             11,914
   Other liabilities                                                    233,948            245,046
                                                                    -----------        -----------

   Total reserves, payables and accrued liabilities                   6,821,155          6,740,502

Variable annuity liabilities related to separate accounts            27,789,310         24,379,389

Deferred income taxes                                                   345,376            316,578
                                                                    -----------        -----------

Total liabilities                                                    34,955,841         31,436,469
                                                                    -----------        -----------

Shareholder's equity:

  Common stock                                                            3,511              3,511
  Additional paid-in capital                                            761,664            761,259
  Retained earnings                                                     992,179          1,074,953
  Accumulated other comprehensive income                                  3,017             14,074
                                                                    -----------        -----------

  Total shareholder's equity                                          1,760,371          1,853,797
                                                                    -----------        -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                          $36,716,212        $33,290,266
                                                                    ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2006           2005           2004
                                                            ---------      ---------      ---------
                                                                       (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                     $ 491,422      $ 429,037      $ 374,367
         Asset management fees                                 79,385         82,128         84,343
         Universal life insurance policy fees, net of
            reinsurance                                        29,539         33,244         33,899
         Surrender charges                                     26,416         26,900         26,219
         Other fees                                            16,478         15,510         15,753
                                                            ---------      ---------      ---------
     Total fee income                                         643,240        586,819        534,581

     Investment income                                        326,671        344,691        362,607
     Net realized investment gain (loss)                        3,928          8,925        (22,820)
                                                            ---------      ---------      ---------

Total revenues                                                973,839        940,435        874,368
                                                            ---------      ---------      ---------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                    108,268        124,575        140,889
        Universal life insurance contracts                     66,361         70,290         73,745
        Guaranteed investment contracts                         4,607          6,608          6,034
        Subordinated notes payable to affiliates                   --             --          2,081
                                                            ---------      ---------      ---------
     Total interest expense                                   179,236        201,473        222,749
     Amortization of bonus interest                            22,526         18,069         10,357
     Amortization of deferred acquisition costs and
       other deferred expenses                                218,795        218,029        157,650
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                               17,897         18,412         17,420
     Guaranteed benefits, net of
       reinsurance recoveries                                  42,685         24,967         58,756
     General and administrative expenses                      149,450        131,310        131,612
     Annual commissions                                        89,798         75,534         64,323
                                                            ---------      ---------      ---------

Total benefits and expenses                                   720,387        687,794        662,867
                                                            ---------      ---------      ---------

PRETAX INCOME                                                 253,452        252,641        211,501

Income tax expense                                             56,226         70,738          6,410
                                                            ---------      ---------      ---------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                        197,226        181,903        205,091

Cumulative effect of accounting change, net of tax                 --             --        (62,589)
                                                            ---------      ---------      ---------

NET INCOME                                                  $ 197,226      $ 181,903      $ 142,502
                                                            ---------      ---------      ---------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           2006            2005            2004
                                                         ---------       ---------       ---------
                                                                      (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:

Unrealized depreciation of investments - net of
   reclassification and related
   amortization of deferred acquisition
   costs and other deferred expenses                     $ (18,992)      $ (77,495)      $ (20,487)

Reclassification adjustment for net realized (gain)
   loss included in net income                                (567)        (10,436)         19,263

Foreign currency translation adjustments                     2,546          (2,071)          1,170

Deferred income tax benefit on above changes                 5,956          31,502              19
                                                         ---------       ---------       ---------
OTHER COMPREHENSIVE LOSS                                   (11,057)        (58,500)            (35)
                                                         ---------       ---------       ---------
COMPREHENSIVE INCOME                                     $ 186,169       $ 123,403       $ 142,467
                                                         =========       =========       =========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           2006              2005              2004
                                                                        -----------       -----------       -----------
                                                                                        (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $   197,226       $   181,903       $   142,502
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                             --                --            62,589
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts          108,268           124,575           140,889
    Universal life insurance contracts                                       66,361            70,290            73,745
    Guaranteed investment contracts                                           4,607             6,608             6,034
  Net realized investment (gain) loss                                        (3,928)           (8,925)           22,820
  Amortization of net premium/(accretion of net discount) on
   Investments                                                               (1,790)           12,399              (705)
  Amortization of deferred acquisition costs and other expenses             241,321           236,098           168,007
  Acquisition costs deferred                                               (245,028)         (202,790)         (246,033)
  Other expenses deferred                                                   (27,996)          (22,619)          (46,799)
  Provision for deferred income taxes                                        34,754            90,547            49,337
  Change in:
    Accrued investment income                                                 8,744             5,858               878
    Income taxes currently receivable from Parent                             4,766             5,112             5,510
    Other assets                                                             (4,867)           (4,842)            6,035
    Due from/to affiliates                                                   11,952            (9,741)            2,366
    Other liabilities                                                        26,450             2,292             7,132
  Other, net                                                                (15,639)          (13,556)          (12,836)
                                                                        -----------       -----------       -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                   405,201           473,209           381,471

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                             (595,892)       (2,368,070)       (1,232,311)
  Mortgage loans                                                           (209,311)         (112,327)          (31,502)
  Other investments, excluding short-term investments                       (14,715)          (48,499)          (33,235)
Sales of:
  Bonds, notes and redeemable preferred stocks                              668,845         1,674,197           651,301
  Other investments, excluding short-term investments                         4,378            56,295            22,283
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                              800,127           826,462           898,682
  Mortgage loans                                                            164,203           246,470           125,475
  Other investments, excluding short-term investments                        11,230            15,903            10,915
Change in securities lending collateral                                    (831,765)         (394,902)         (369,647)
                                                                        -----------       -----------       -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $    (2,900)      $  (104,471)      $    41,961

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2006               2005             2004
                                                                         -----------       -----------       -----------
                                                                                         (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts         $ 1,588,153       $ 1,351,964       $ 1,360,319
  Universal life insurance contracts                                          38,774            41,611            45,183
Net exchanges from the fixed accounts of variable annuity contracts       (1,598,673)       (1,171,713)       (1,332,240)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts            (688,604)         (611,301)         (458,052)
  Universal life insurance contracts                                         (52,833)          (57,465)          (69,185)
  Guaranteed investment contracts                                            (79,413)         (104,411)           (8,614)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts             (86,143)          (99,903)         (108,691)
  Universal life insurance contracts                                         (97,671)          (98,473)         (105,489)
Net receipts from (repayments of) other short-term financings                     --                --           (41,060)
Net payment related to a modified coinsurance transaction                         --                --            (4,738)
Change in securities lending payable                                         831,765           394,902           369,647
Dividend paid to Parent                                                     (280,000)          (25,000)           (2,500)
                                                                         -----------       -----------       -----------
NET CASH USED IN FINANCING ACTIVITIES                                       (424,645)         (379,789)         (355,420)
                                                                         -----------       -----------       -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS                                                                (22,344)          (11,051)           68,012

CASH AND SHORT-TERM INVESTMENTS
  AT BEGINNING OF PERIOD                                                     190,066           201,117           133,105
                                                                         -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS
  AT END OF PERIOD                                                       $   167,722       $   190,066       $   201,117
                                                                         ===========       ===========       ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                            $        --       $        --       $     2,081
                                                                         ===========       ===========       ===========

Income taxes received from (paid to) Parent                              $   (16,706)      $    24,923       $   (47,749)
                                                                         ===========       ===========       ===========
Non-cash activity - bonus interest expense deferred and credited to
   reserve for annuity contracts                                         $    28,471       $    22,338       $    16,107
                                                                         ===========       ===========       ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

1.   BASIS OF PRESENTATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 28%, 32% and 25% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16%, 12% and 16% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value. Real estate is carried at the lower of cost or net realizable value.

     Securities lending collateral consists of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement was $2,041,026,000 and $1,249,900,000 as of December 31, 2006 and 2005, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2006, approximately $50,988,000 of such collateral was invested in AIG affiliated entities.

     Other invested assets consist principally of investments in derivative financial instruments purchased to partially offset the risk of guaranteed minimum account value ("GMAV") benefits and guaranteed minimum withdrawal benefits ("GMWB") (see Note 7) and a limited partnership. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gain (loss) included in the consolidated statement of income and comprehensive income. The limited partnership investment in which the Company holds five percent or greater interest is carried at the Company's share of the net asset value of the partnership. The change in such net asset value, accounted for under the equity method, is recorded in earnings through investment income.

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $12,205,000, $10,288,000 and $21,050,000 in 2006, 2005 and 2004,
      respectively.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      The Company issues certain variable annuity products that offer optional GMAV and GMWB living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other assets in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gain or loss on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,056,000 (net of accumulated amortization of $18,838,000) at December 31, 2006 and 2005. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2006 and 2005, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT
      CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on these products are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

      INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENT ACCOUNTING STANDARDS:

      ACCOUNTING CHANGES: FASB staff pronouncement ("FSP") FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1") replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1 and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's consolidated financial condition or results of operations.

      On June 29, 2005, the Financial Accounting Standards Board ("FASB") issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives:
      Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS
      133. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

      FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No.
      97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of SOP 05-1 is January 1, 2007. Based on current practices, the Company does not expect the implementation of SOP 05-1 to have a material effect on its consolidated financial position or results of operations.

      On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), an amendment of FAS 140 and FAS
      133. FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FSA 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. FAS 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does not expect the implementation of FAS 155 to have a material effect on its consolidated financial position or results of operations.

      In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to have a material effect on its consolidated financial condition or consolidated results of operations.

      In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $   32,703         $   32,980
Mortgage-backed securities                            937,508            941,010
Securities of public utilities                        248,440            248,667
Corporate bonds and notes                           2,289,158          2,293,370
Other debt securities                                 438,803            435,996
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $   32,340         $   33,337
Mortgage-backed securities                          1,049,241          1,058,516
Securities of public utilities                        275,482            277,763
Corporate bonds and notes                           2,786,283          2,817,720
Other debt securities                                 679,528            683,540
                                                   ----------         ----------

  Total                                            $4,822,874         $4,870,876
                                                   ==========         ==========

      At December 31, 2006, bonds, notes and redeemable preferred stocks included $131,159,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 32%, 28% and 14% concentrated in cyclical consumer product, utilities and noncyclical consumer product industries, respectively. No other industry concentration constituted more than 10% of these assets.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2006, mortgage loans were collateralized by properties located in 22 states, with loans totaling approximately 34% of the aggregate carrying value of the portfolio secured by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2006, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $50,000 of bonds.

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

      At December 31, 2006, $9,709,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      Included in the bonds, notes and redeemable preferred stock at December 31, 2006 is a bond carried at fair value of $22,484,000 that is issued by an affiliate.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2006, follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
Due in one year or less                            $  321,883         $  320,236
Due after one year through five years               1,381,298          1,377,962
Due after five years through ten years                960,588            963,421
Due after ten years                                   345,335            349,394
Mortgage-backed securities                            937,508            941,010
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $       483         $   (206)
Mortgage-backed securities                               7,783           (4,281)
Securities of public utilities                           2,613           (2,386)
Corporate bonds and notes                               30,444          (27,877)
Other debt securities                                    4,537           (7,344)
                                                   -----------         --------

  Total                                            $    45,860         $(42,094)
                                                   ===========         ========

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $       997         $     --
Mortgage-backed securities                              15,534           (6,259)
Securities of public utilities                           4,449           (2,168)
Corporate bonds and notes                               59,243          (26,905)
Other debt securities                                   12,697           (8,685)
                                                   -----------         --------

  Total                                            $    92,920         $(44,017)
                                                   ===========         ========

      Gross unrealized gains on equity securities were $305,000 and $1,326,000 at December 31, 2006 and 2005, respectively. There were no unrealized losses on equity securities at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005 (dollars in thousands).

                                       Less than 12 Months              12 Months or More                      Total
                                 -----------------------------  ------------------------------  --------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2006                Fair Value     Loss     Items  Fair Value      Loss     Items  Fair Value      Loss      Items
                                 -----------------------------  ------------------------------  --------------------------------
U.S. Government                  $   18,077   $   (206)      2  $        --  $      --      --  $    18,077   $    (206)       2
Mortgage-backed securities          183,835     (1,114)     18      218,826     (3,167)     60      402,661      (4,281)      78
Securities of public utilities       37,825       (133)      6       97,536     (2,253)     22      135,361      (2,386)      28
Corporate bonds and notes           342,311     (2,732)     42    1,007,523    (25,145)    166    1,349,834     (27,877)     208
Other debt securities                99,877       (938)     19      145,914     (6,406)     32      245,791      (7,344)      51
                                 -----------------------------  ------------------------------  --------------------------------
Total                            $  681,925   $ (5,123)     87  $ 1,469,799  $ (36,971)    280  $ 2,151,724   $ (42,094)     367
                                 =============================  ==============================  ================================

                                        Less than 12 Months             12 Months or More                       Total
                                 -----------------------------  ------------------------------  ---------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2005                Fair Value     Loss     Items  Fair Value      Loss     Items   Fair Value     Loss        Items
                                 -----------------------------  ------------------------------  ---------------------------------
Mortgage-backed securities       $  400,513  $  (4,275)     85  $  57,067    $ (1,984)      13  $   457,580   $ (6,259)        98
Securities of public utilities       83,797     (1,538)     19     18,485        (630)       6      102,282     (2,168)        25
Corporate bonds and notes         1,156,959    (18,235)    189    233,052      (8,670)      49    1,390,011    (26,905)       238
Other debt securities               181,348     (3,540)     31    124,346      (5,145)      23      305,694     (8,685)        54
                                 -----------------------------  ------------------------------  ---------------------------------
 Total                           $1,822,617  $ (27,588)    324  $ 432,950    $ (16,429)     91  $ 2,255,567   $(44,017)       415
                                 =============================  ==============================  =================================

The net realized investment gain (loss) includes the following:

                                                                  Years ended December 31,
                                                  ----------------------------------------------------
                                                       2006              2005               2004
                                                  --------------   ---------------    ----------------
                                                                    (in thousands)
Bonds, notes and redeemable preferred stock       $       1,685    $    (19,770)      $        (20,613)
Common stock                                             (1,124)             51                   (242)
Other gains (losses)                                      3,367          28,644                 (1,965)
                                                  -------------    ------------       ----------------
Net realized investment gain (loss)               $       3,928    $      8,925       $        (22,820)
                                                  =============    ============       ================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                                              Years ended December 31,
                                                  -------------------------------------------------------------------------------
                                                           2006                      2005                          2004
                                                  --------------------   ---------------------------  ---------------------------
                                                                                   (in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains                                $    17,049            $                 11,526     $        12,240
    Realized losses                                    (6,659)                            (23,927)            (12,623)

COMMON STOCKS:
    Realized gains                                $     2,376            $                     51     $             5
    Realized losses                                        --                                  --                (247)


      The sources and related amounts of investment income are as follows:

                                                                              Years ended December 31,
                                                  -----------------------------------------------------------------------------
                                                          2006                      2005                         2004
                                                  --------------------   ---------------------------  -------------------------
                                                                                   (in thousands)
Short-term investments                            $       13,926         $             7,740          $             2,483
Bonds, notes and redeemable preferred stocks             257,509                     264,284                      293,258
Mortgage loans                                            41,915                      48,633                       50,825
Partnerships                                               1,155                      10,393                          417
Policy loans                                              13,288                      13,869                       17,130
Other invested assets                                      1,062                       1,780                          960
Less: investment expenses                                 (2,184)                     (2,008)                      (2,466)
                                                  --------------         -------------------          -------------------

Total investment income                           $      326,671         $           344,691          $           362,607
                                                  ==============         ===================          ===================

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

      OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      OTHER ASSETS: Included in other assets are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2006 and 2005 compared with their respective carrying values are as follows:

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2006:

ASSETS:
      Cash and short-term investments                               $    167,722     $    167,722
      Bonds, notes and redeemable preferred stocks                     3,952,023        3,952,023
      Mortgage loans                                                     536,357          544,519
      Policy loans                                                       159,222          159,222
      Mutual funds                                                        29,633           29,633
      Common stocks                                                       22,006           22,006
      Securities lending collateral                                    2,110,459        2,110,459
      Other invested assets                                               47,045           47,045
      Other assets                                                        46,430           46,430

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  2,926,124     $  2,878,992
      Reserves for guaranteed investment contracts                        42,647           42,729
      Securities lending payable                                       2,110,459        2,110,459

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2005:

ASSETS:
      Cash and short-term investments                               $    190,066     $    190,066
      Bonds, notes and redeemable preferred stocks                     4,870,876        4,870,876
      Mortgage loans                                                     490,876          508,485
      Policy loans                                                       170,353          170,353
      Mutual funds                                                        24,380           24,380
      Common stocks                                                       26,341           26,341
      Securities lending collateral                                    1,278,694        1,278,694
      Other invested assets                                               65,310           65,310
      Other assets                                                        14,759           14,759

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  3,548,441     $  3,477,797
      Reserves for guaranteed investment contracts                       117,556          117,646
      Securities lending payable                                       1,278,694        1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                  Years Ended December 31,
                                                  ------------------------
                                                    2006            2005
                                                 -----------    -----------
                                                       (in thousands)
Balance at beginning of year                     $ 1,378,018    $ 1,349,089
Acquisition costs deferred                           245,028        202,790
Effect of net unrealized loss on securities           23,908         13,570
Amortization charged to income                      (190,274)      (187,431)
                                                 -----------    -----------

Balance at end of year                           $ 1,456,680    $ 1,378,018
                                                 ===========    ===========

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                  Bonus       Distribution
                                                 Payments         Costs          Total
                                                ---------     ------------    ---------
                                                            (in thousands)
YEAR ENDED DECEMBER 31, 2006

Balance at beginning of year                    $ 194,603      $  60,998      $ 255,601
Expenses deferred                                  41,728         14,739         56,467
Effect of net unrealized loss on securities         2,592             --          2,592
Amortization charged in income                    (22,526)       (28,521)       (51,047)
                                                ---------      ---------      ---------

Balance at end of year                          $ 216,397      $  47,216      $ 263,613
                                                =========      =========      =========

YEAR ENDED DECEMBER 31, 2005

Balance at beginning of year                    $ 182,103      $  75,678      $ 257,781
Expenses deferred                                  29,039         15,918         44,957
Effect of net unrealized loss on securities         1,530             --          1,530
Amortization charged in income                    (18,069)       (30,598)       (48,667)
                                                ---------      ---------      ---------

Balance at end of year                          $ 194,603      $  60,998      $ 255,601
                                                =========      =========      =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), guaranteed minimum account value ("GMAV"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

     The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base.

     Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2006

In the event of death (GMDB and EEB):
       Net account value                                                      $   10,579             $ 11,357
       Net amount at risk (a)                                                 $      598             $    541
       Average attained age of contract holders                                       67                   65
       Range of guaranteed minimum return rates                                     0%-5%                   0%

At annuitization (GMIB):
       Net account value                                                      $    2,718
       Net amount at risk (b)                                                 $       21
       Weighted average period remaining until earliest annuitization                2.8
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    2,191
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   7.5

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    3,323
       Net amount at risk (d)                                                 $        2
       Weighted average period remaining until guaranteed  payment                  19.2

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2005

In the event of death (GMDB and EEB):
       Net account value                                                      $    9,968            $    9,166
       Net amount at risk (a)                                                 $      782            $      826
       Average attained age of contract holders                                       67                    64
       Range of guaranteed minimum return rates                                   0%-5.0%                    0%

At annuitization (GMIB):
       Net account value                                                      $    2,164
       Net amount at risk (b)                                                 $        3
       Weighted average period remaining until earliest annuitization                3.2
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    1,932
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   8.3

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    1,026
       Net amount at risk (d)                                                         --
       Weighted average period remaining until expected payout                      15.9

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $71.1 and $91.5 million as of December 31, 2006 and 2005, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                Years Ended December 31,
                                                                ------------------------
                                                                   2006           2005
                                                                ----------    ----------
                                                                      (in thousands)
Balance at the beginning of the year, before reinsurance        $   97,472    $   76,949
Guaranteed benefits incurred                                        45,976        26,244
Guaranteed benefits paid                                           (33,346)       (5,721)
                                                                ----------    ----------

Balance at the end of the year, before reinsurance                 110,102        97,472
Less reinsurance                                                   (34,868)      (31,577)
                                                                ----------    ----------

Balance at the end of the year, net of reinsurance              $   75,234    $   65,895
                                                                ==========    ==========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2006 and 2005:

          - Data used was 5,000 stochastically generated investment performance scenarios.

          -    Mean investment performance assumption was 10%.

          -    Volatility assumption was 16%.

          -    Mortality was assumed to be 64% of the 75-80 ALB table.

          - Lapse rates vary by contract type and duration and range from 0% to 40%.

          -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $27,210,000, $28,108,000 and $28,604,000 in 2006, 2005 and 2004, respectively. Universal life insurance fees are net of reinsurance premiums of $35,182,000, $33,408,000 and $34,311,000 in 2006, 2005 and 2004, respectively.

     The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $27,506,000, $32,422,000 and $34,163,000 in 2006, 2005 and
     2004, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $3,291,000, $1,277,000 and $2,716,000 in 2006, 2005 and 2004,
     respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2006 is $108,562,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Three of these commitments are scheduled to expire in 2007. The Company's commitments under the fourth agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2006, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2011 and thereafter are as follows:

2007            $ 3,082,000
2008              2,833,000
2009              2,959,000
2010              2,959,000
2011              2,959,000
Thereafter       20,139,000
                -----------
                $34,931,000
                ===========

     Rent expense was $3,122,000, $3,456,000 and $3,358,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2006 and 2005, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                                           Years ended December 31,
                                                            --------------------------------------------------
                                                               2006                2005              2004
                                                            ------------       ------------       ------------
                                                                              (in thousands)

ADDITIONAL PAID-IN CAPITAL:
  Beginning balances                                        $    761,259       $    758,346       $    709,246
  Capital contributions by Parent                                    405              2,913             49,100
                                                            ------------       ------------       ------------

  Ending balances                                           $    761,664       $    761,259       $    758,346
                                                            ============       ============       ============

RETAINED EARNINGS:
  Beginning balances                                        $  1,074,953       $    919,612       $    828,423
  Net income                                                     197,226            181,903            142,502
  Dividends paid to Parent                                      (280,000)           (25,000)            (2,500)
  Adjustment for SICO compensation (See Note 12)                      --             (1,562)                --
  Adjustment for tax benefit of distributed subsidiary                --                 --                287
  Tax effect on a distribution of investment                          --                 --            (49,100)
                                                            ------------       ------------       ------------

  Ending balances                                           $    992,179       $  1,074,953       $    919,612
                                                            ============       ============       ============
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Beginning balances                                       $     14,074       $     72,575       $     72,610
   Unrealized depreciation of investments, net of
     reclassification adjustments                                (46,059)          (103,031)            (1,524)
   Translation adjustment                                          2,546             (2,071)             1,170
   Effect on deferred acquisition costs and other
     deferred expenses                                            26,500             15,100                300
   Income tax benefit                                              5,956             31,501                 19
                                                            ------------       ------------       ------------

   Ending balances                                          $      3,017       $     14,074       $     72,575
                                                            ============       ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                  December 31,     December 31,
                                                      2006            2005
                                                  ------------     ------------
                                                         (in thousands)

Gross unrealized gains                             $   46,190       $   94,246
Gross unrealized losses                               (42,094)         (44,093)
Unrealized gain (loss) on foreign currency              1,645             (901)
Adjustment to DAC and other deferred expenses          (1,100)         (27,600)
Deferred income taxes                                  (1,624)          (7,578)
                                                   ----------       ----------
Accumulated other comprehensive income             $    3,017       $   14,074
                                                   ==========       ==========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2007 without obtaining prior approval is $78,534,000.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $147,384,000, $171,505,000 and $99,288,000 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company's statutory capital and surplus totaled $788,854,000 and $950,636,000 at December 31, 2006 and 2005, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                     Years ended December 31,
                               -------------------------------------
                                 2006         2005            2004
                               --------      --------       --------
                                         (in thousands)
Current expense (benefit)      $ 21,472      $(19,809)      $(42,927)
Deferred expense                 34,754        90,547         49,337
                               --------      --------       --------

Total income tax expense       $ 56,226      $ 70,738       $  6,410
                               ========      ========       ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. Federal income tax rate is 35% for 2006, 2005 and 2004. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                             Years ended December 31,
                                                       --------------------------------------
                                                         2006           2005           2004
                                                       --------       --------       --------
                                                                   (in thousands)

Amount computed at statutory rate                      $ 88,708       $ 88,424       $ 74,025
Increases (decreases) resulting from:
   State income taxes, net of federal tax benefit         2,064          1,094          4,020
   Dividends received deduction                         (35,016)       (19,091)       (19,058)
   Tax credits                                           (4,064)        (1,233)        (4,000)
   Adjustment to prior year tax liability (a)            (2,068)            --        (39,730)
   Other, net                                             6,602          1,544         (8,847)
                                                       --------       --------       --------

  Total income tax expense                             $ 56,226       $ 70,738       $  6,410
                                                       ========       ========       ========

(a) In 2004 and 2006, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

     At December 31, 2006, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively. In addition, at December 31, 2006, SACS had a New Jersey net operating loss carryforward of $96,200,000. This carryforward begins to expire in 2009.

     The Company has concluded that is more likely than not that the New Jersey net operating loss carryforward will not be fully realized. Accordingly, at December 31, 2006, the Company has a valuation allowance of $3,475,000 related to this net operating loss carryforward.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                         December 31,    December 31,
                                                                            2006            2005
                                                                         ------------    ------------
                                                                               (in thousands)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs and other deferred expenses                    $ 535,600       $ 514,893
State income taxes                                                               --           4,003
Net unrealized gain on debt and equity securities available for sale          1,624           7,578
Partnership income/loss                                                       6,376           7,331
Other liabilities                                                                --             465
                                                                          ---------       ---------
   Total deferred tax liabilities                                           543,600         534,270
                                                                          ---------       ---------

DEFERRED TAX ASSETS:

Investments                                                                 (21,579)        (16,802)
Contract holder reserves                                                   (123,361)       (151,424)
Guaranty fund assessments                                                    (3,309)         (3,313)
Reserve for guaranteed benefits                                             (26,332)        (23,063)
Net operating loss carryforward                                              (5,425)         (5,425)
Capital loss carryforward - Federal                                         (16,770)        (16,770)
State income taxes and net operating loss                                    (4,549)             --
Other assets                                                                   (374)           (895)
                                                                          ---------       ---------
   Total deferred tax assets                                               (201,699)       (217,692)
Valuation allowance                                                           3,475              --
                                                                          ---------       ---------

Deferred income taxes                                                     $ 345,376       $ 316,578
                                                                          =========       =========

     Other than the valuation allowance for the New Jersey net operating loss carryforward, the Company has concluded that the deferred tax asset will be fully realized and no additional valuation allowance is necessary.

12.  RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $405,000 and $1,351,000 in 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income with a corresponding increase to additional paid-in capital.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000 from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000 from SAII. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On October 27, 2006, the Company amended an existing credit agreement, initially entered on November 1, 2002, under which the Company agreed to make loans to AIG in an aggregate amount of up to $230,000,000. This amended agreement will expire on October 26, 2007. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     In 2006, the Company paid commissions, including support fees to defray marketing and training costs, to seven affiliated companies: Royal Alliance Associates, Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $51,643,000, $49,162,000 and $63,268,000 for the years ended December 31, 2006, 2005 and 2004, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 18%, 20% and 23% of deposits in 2006, 2005 and 2004, respectively. Of the Company's mutual fund sales, approximately 25%, 27% and 25% were distributed by these affiliated broker-dealers for the years ended December 31, 2006, 2005 and 2004, respectively.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,983,000, $1,790,000 and $1,537,000 in 2006, 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. Additionally, a fee of $150,000 was paid under a different agreement in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $13,122,000, $9,973,000 and $9,074,000 in 2006, 2005 and 2004, respectively, and are net of certain administrative costs incurred by VALIC of $3,749,000, $2,849,000 and $2,593,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $170,589,000, $153,180,000 and $148,554,000 for the years ended December
     31, 2006, 2005 and 2004, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $81,987,000, $71,533,000 and $60,183,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

     In addition to the reimbursements noted above, AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $462,000, $526,000 and $658,000 in 2006, 2005 and 2004, respectively.
     The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,997,000, $3,326,000 and $3,712,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company incurred $2,490,000, $1,429,000 and $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program in 2006, 2005 and 2004, respectively (see Note 2).

13. SUBSEQUENT EVENT

     In April of 2007, AIGRS made a capital contribution of a limited partnership investment with a market value of approximately $83 million.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2007 AND 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities, April 30, 2007 .......................    2
Schedule of Portfolio Investments, April 30, 2007 .........................   13
Statement of Operations, for the year ended April 30, 2007 ................   14
Statement of Changes in Net Assets, for the year ended April 30, 2007 .....   25
Statement of Changes in Net Assets, for the year ended April 30, 2006 .....   36
Notes to Financial Statements .............................................   42

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Seven

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2007, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
July 23, 2007

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007

                                                                Government                                           Government
                                       Asset        Capital         and                      Asset       Capital          and
                                     Allocation  Appreciation  Quality Bond    Growth     Allocation  Appreciation  Quality Bond
                                     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 3)    (Class 3)     (Class 3)
                                    -----------  ------------  ------------  -----------  ----------  ------------  ------------
Assets:
   Investments in Trust, at net
      asset value                   $18,467,182  $135,629,169   $87,861,069  $86,859,847  $1,488,630   $45,912,750   $28,430,845
Liabilities:                                  0             0             0            0           0             0             0
                                    -----------  ------------   -----------  -----------  ----------   -----------   -----------
Net assets:                         $18,467,182  $135,629,169   $87,861,069  $86,859,847  $1,488,630   $45,912,750   $28,430,845
                                    ===========  ============   ===========  ===========  ==========   ===========   ===========
   Accumulation units               $18,464,748  $135,402,414   $87,731,440  $86,796,135  $1,488,630   $45,912,750   $28,430,845
   Contracts in payout
      (annuitization) period              2,434       226,755       129,629       63,712           0             0             0
                                    -----------  ------------   -----------  -----------  ----------   -----------   -----------
      Total net assets              $18,467,182  $135,629,169   $87,861,069  $86,859,847  $1,488,630   $45,912,750   $28,430,845
                                    ===========  ============   ===========  ===========  ==========   ===========   ===========
Accumulation units outstanding          916,119     8,114,213     5,953,394    5,772,736     103,436     3,085,252     2,044,042
                                    ===========  ============   ===========  ===========  ==========   ===========   ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding            22         1,009           132        1,256          --            --            --
   Unit value of accumulation
      units                         $     15.44  $      11.04   $     13.37  $     11.47  $       --   $        --   $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding       486,982     7,129,711     4,489,941    5,064,807     102,264     2,999,950     2,010,771
   Unit value of accumulation
      units                         $     14.44  $      14.92   $     13.95  $     13.45  $    14.39   $     14.89   $     13.91
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding        11,140       526,320       282,689      318,256       1,172        85,302        33,271
   Unit value of accumulation
      units                         $     14.22  $      14.68   $     13.74  $     13.25  $    14.17   $     14.64   $     13.70
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding       417,975       457,173     1,180,632      388,417          --            --            --
   Unit value of accumulation
      units                         $     26.98  $      47.00   $     18.08  $     37.31  $       --   $        --   $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                  Natural   Aggressive    Alliance     Blue Chip      Cash      Corporate
                                       Growth    Resources    Growth       Growth       Growth     Management      Bond
                                     Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                                     (Class 3)   (Class 3)   (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)
                                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
Assets:
   Investments in Trust, at net
      asset value                   $1,925,911  $2,521,228  $11,523,478  $47,489,197  $1,878,739  $23,875,174  $88,117,103
Liabilities:                                 0           0            0            0           0            0            0
                                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
Net assets:                         $1,925,911  $2,521,228  $11,523,478  $47,489,197  $1,878,739  $23,875,174  $88,117,103
                                    ==========  ==========  ===========  ===========  ==========  ===========  ===========
   Accumulation units               $1,925,911  $2,521,228  $11,515,467  $47,403,758  $1,876,358  $23,873,915  $88,038,340
   Contracts in payout
      (annuitization) period                 0           0        8,011       85,439       2,381        1,259       78,763
                                    ----------  ----------  -----------  -----------  ----------  -----------  -----------
      Total net assets              $1,925,911  $2,521,228  $11,523,478  $47,489,197  $1,878,739  $23,875,174  $88,117,103
                                    ==========  ==========  ===========  ===========  ==========  ===========  ===========
Accumulation units outstanding         143,500     226,414      686,222    2,189,625     289,877    1,908,753    5,762,823
                                    ==========  ==========  ===========  ===========  ==========  ===========  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding           --          --           12        1,916          --           30           --
   Unit value of accumulation
      units                         $       --  $       --  $      7.77  $      7.09  $       --  $     11.27  $        --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding      141,950     221,813      219,154    1,024,731     270,415    1,151,031    5,124,405
   Unit value of accumulation
      units                         $    13.42  $    11.14  $     11.87  $      8.53  $     6.49  $     11.68  $     15.12
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding        1,550       4,601       29,729       80,533      19,462       29,290      338,576
   Unit value of accumulation
      units                         $    13.21  $    11.11  $     11.70  $      8.40  $     6.39  $     11.53  $     14.88
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding           --          --      437,327    1,082,445          --      728,402      299,842
   Unit value of accumulation
      units                         $       --  $       --  $     19.61  $     35.16  $       --  $     13.86  $     18.75

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                                                                      Federated
                                    Davis Venture   "Dogs" of     Emerging    Equity      Equity       American      Global
                                        Value      Wall Street    Markets     Income       Index       Leaders        Bond
                                      Portfolio     Portfolio    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                                      (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)    (Class 1)    (Class 1)
                                    -------------  -----------  -----------  ---------  -----------  -----------  -----------
Assets:
   Investments in Trust, at net
      asset value                    $148,405,314   $5,265,702  $16,152,724     $ 0     $25,756,567  $22,389,453  $12,192,862
Liabilities:                                    0            0            0       0               0            0            0
                                     ------------   ----------  -----------     ---     -----------  -----------  -----------
Net assets:                          $148,405,314   $5,265,702  $16,152,724     $ 0     $25,756,567  $22,389,453  $12,192,862
                                     ============   ==========  ===========     ===     ===========  ===========  ===========
   Accumulation units                $148,261,529   $5,219,343  $16,128,417     $ 0     $25,686,629  $22,357,068  $12,105,493
   Contracts in payout
      (annuitization) period              143,785       46,359       24,307       0          69,938       32,385       87,369
                                     ------------   ----------  -----------     ---     -----------  -----------  -----------
      Total net assets               $148,405,314   $5,265,702  $16,152,724     $ 0     $25,756,567  $22,389,453  $12,192,862
                                     ============   ==========  ===========     ===     ===========  ===========  ===========
Accumulation units outstanding          8,070,942      373,356      705,715       0       2,345,019    1,550,960      818,750
                                     ============   ==========  ===========     ===     ===========  ===========  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding           1,168            4           --      --              --           --           24
   Unit value of accumulation
      units                          $      14.95   $    14.98  $        --     $--     $        --  $        --  $     12.83
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding       6,832,256       63,762      218,900      --              --    1,293,204      555,693
   Unit value of accumulation
      units                          $      16.39   $    15.91  $     26.06     $--     $        --  $     13.55  $     13.60
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding         596,588        7,875       20,359      --              --       81,921       50,762
   Unit value of accumulation
      units                          $      16.14   $    15.70  $     25.70     $--     $        --  $     13.34  $     13.39
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding         640,930      301,715      466,456      --       2,345,019      175,835      212,271
   Unit value of accumulation
      units                          $      41.73   $    13.68  $     21.28     $--     $     10.98  $     21.47  $     18.63

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                  Goldman                                             International  International
                                       Global      Sachs       Growth-        Growth      High-Yield   Diversified      Growth
                                      Equities    Research     Income     Opportunities      Bond        Equities      & Income
                                     Portfolio    Portfolio   Portfolio      Portfolio     Portfolio    Portfolio      Portfolio
                                     (Class 1)    (Class 1)   (Class 1)      (Class 1)     (Class 1)    (Class 1)      (Class 1)
                                    -----------  ----------  -----------  -------------  -----------  -------------  -------------
Assets:
   Investments in Trust, at net
      asset value                   $12,617,488  $2,174,280  $46,157,588    $1,085,841   $20,788,545   $10,099,384    $33,618,066
Liabilities:                                  0           0            0             0             0             0              0
                                    -----------  ----------  -----------    ----------   -----------   -----------    -----------
Net assets:                         $12,617,488  $2,174,280  $46,157,588    $1,085,841   $20,788,545   $10,099,384    $33,618,066
                                    ===========  ==========  ===========    ==========   ===========   ===========    ===========
   Accumulation units               $12,606,796  $2,174,280  $46,008,827    $1,085,841   $20,745,207   $10,076,269    $33,573,398
   Contracts in payout
      (annuitization) period             10,692           0      148,761             0        43,338        23,115         44,668
                                    -----------  ----------  -----------    ----------   -----------   -----------    -----------
      Total net assets              $12,617,488  $2,174,280  $46,157,588    $1,085,841   $20,788,545   $10,099,384    $33,618,066
                                    ===========  ==========  ===========    ==========   ===========   ===========    ===========
Accumulation units outstanding          697,578     247,323    2,172,631       181,505     1,264,402       812,228      1,930,818
                                    ===========  ==========  ===========    ==========   ===========   ===========    ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding            --          --          190            --            21            44            712
   Unit value of accumulation
      units                         $        --  $       --  $     10.01    $       --   $     15.95   $     17.08    $     14.63
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding       365,204     235,114    1,123,337       172,051     1,003,975       502,103      1,344,863
   Unit value of accumulation
      units                         $     11.59  $     8.80  $     10.92    $     5.97   $     15.47   $     10.59    $     16.29
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding        20,476      12,209       76,329         9,454        71,905        33,187         88,680
   Unit value of accumulation
      units                         $     11.41  $     8.66  $     10.75    $     6.23   $     15.24   $     10.43    $     16.05
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding       311,898          --      972,775            --       188,501       276,894        496,563
   Unit value of accumulation
      units                         $     26.14  $       --  $     34.00    $       --   $     22.09   $     16.02    $     20.69

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                  (Continued)

                                          MFS                                    Putnam                    Small
                                     Massachusetts    MFS Mid-     MFS Total     Growth:       Real       Company     SunAmerica
                                    Investors Trust  Cap Growth     Return      Voyager       Estate        Value      Balanced
                                       Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                       (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    ---------------  ----------  ------------  -----------  -----------  ----------  -----------
Assets:
   Investments in Trust, at net
      asset value                      $6,629,932    $4,101,234  $177,627,795  $24,040,160  $22,020,106  $9,928,447  $35,003,995
Liabilities:                                    0             0             0            0            0           0            0
                                       ----------    ----------  ------------  -----------  -----------  ----------  -----------
Net assets:                            $6,629,932    $4,101,234  $177,627,795  $24,040,160  $22,020,106  $9,928,447  $35,003,995
                                       ==========    ==========  ============  ===========  ===========  ==========  ===========
   Accumulation units                  $6,626,870    $4,101,234  $177,408,692  $23,984,122  $22,015,201  $9,928,447  $34,817,179
   Contracts in payout
      (annuitization) period                3,062             0       219,103       56,038        4,905           0      186,816
                                       ----------    ----------  ------------  -----------  -----------  ----------  -----------
      Total net assets                 $6,629,932    $4,101,234  $177,627,795  $24,040,160  $22,020,106  $9,928,447  $35,003,995
                                       ==========    ==========  ============  ===========  ===========  ==========  ===========
Accumulation units outstanding            571,906       432,792    10,626,450    2,167,678      589,555     340,916    2,217,107
                                       ==========    ==========  ============  ===========  ===========  ==========  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding              --            --            --          174           15         416          630
   Unit value of accumulation
      units                            $       --    $       --  $         --  $      6.98  $     35.00  $    20.69  $      8.80
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding         520,392       396,768     9,897,648    1,420,199      310,783          --      483,642
   Unit value of accumulation
      units                            $    11.61    $     9.49  $      16.73  $      7.58  $     40.11  $       --  $     10.18
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding          51,514        36,024       728,802      125,407       28,275          --       22,712
   Unit value of accumulation
      units                            $    11.43    $     9.34  $      16.47  $      7.47  $     39.51  $       --  $     10.03
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding              --            --            --      621,898      250,482     340,500    1,710,123
   Unit value of accumulation
      units                            $       --    $       --  $         --  $     19.83  $     33.68  $    29.13  $     17.45

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                 Telecom     Worldwide   Aggressive    Alliance   Blue Chip     Cash
                                    Technology    Utility   High Income    Growth       Growth      Growth   Management
                                     Portfolio   Portfolio   Portfolio    Portfolio   Portfolio   Portfolio   Portfolio
                                     (Class 1)   (Class 1)   (Class 1)    (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                    ----------  ----------  -----------  ----------  -----------  ---------  ----------
Assets:
   Investments in Trust, at net
      asset value                    $360,403   $3,559,841   $7,255,884   $321,940   $13,090,904   $204,059  $2,585,109
Liabilities:                                0            0            0          0             0          0           0
                                     --------   ----------   ----------   --------   -----------   --------  ----------
Net assets:                          $360,403   $3,559,841   $7,255,884   $321,940   $13,090,904   $204,059  $2,585,109
                                     ========   ==========   ==========   ========   ===========   ========  ==========
   Accumulation units                $360,403   $3,545,009   $7,255,088   $321,940   $13,090,904   $204,059  $2,585,109
   Contracts in payout
      (annuitization) period                0       14,832          796          0             0          0           0
                                     --------   ----------   ----------   --------   -----------   --------  ----------
      Total net assets               $360,403   $3,559,841   $7,255,884   $321,940   $13,090,904   $204,059  $2,585,109
                                     ========   ==========   ==========   ========   ===========   ========  ==========
Accumulation units outstanding        147,503      228,872      441,898     27,200     1,540,187     31,532     221,901
                                     ========   ==========   ==========   ========   ===========   ========  ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding          --           52           --         --            --         --          --
   Unit value of accumulation
      units                          $     --   $    12.39   $       --   $     --   $        --   $     --  $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding     130,818       48,522      351,732     26,652     1,513,459     31,483     221,876
   Unit value of accumulation
      units                          $   2.45   $    11.62   $    15.28   $  11.84   $      8.50   $   6.47  $    11.65
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding      16,685        4,531       20,442        548        26,728         49          25
   Unit value of accumulation
      units                          $   2.41   $    11.45   $    15.05   $  11.67   $      8.37   $   6.36  $    11.45
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding          --      175,767       69,724         --            --         --          --
   Unit value of accumulation
      units                          $     --   $    16.75   $    22.59   $     --   $        --   $     --  $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                                                         Federated
                                     Corporate   Davis Venture   "Dogs" of    Emerging    American    Foreign      Global
                                       Bond          Value      Wall Street    Markets    Leaders      Value        Bond
                                     Portfolio     Portfolio     Portfolio    Portfolio  Portfolio   Portfolio   Portfolio
                                     (Class 3)     (Class 3)     (Class 3)    (Class 3)  (Class 3)   (Class 3)   (Class 3)
                                    -----------  -------------  -----------  ----------  ---------  -----------  ----------
Assets:
   Investments in Trust, at net
      asset value                   $41,252,054   $38,159,680     $244,392   $2,030,305   $599,323  $17,227,088  $2,590,965
Liabilities:                                  0             0            0            0          0            0           0
                                    -----------   -----------     --------   ----------   --------  -----------  ----------
Net assets:                         $41,252,054   $38,159,680     $244,392   $2,030,305   $599,323  $17,227,088  $2,590,965
                                    ===========   ===========     ========   ==========   ========  ===========  ==========
   Accumulation units               $41,252,054   $38,159,680     $244,392   $2,030,305   $599,323  $17,227,088  $2,590,965
   Contracts in payout
      (annuitization) period                  0             0            0            0          0            0           0
                                    -----------   -----------     --------   ----------   --------  -----------  ----------
      Total net assets              $41,252,054   $38,159,680     $244,392   $2,030,305   $599,323  $17,227,088  $2,590,965
                                    ===========   ===========     ========   ==========   ========  ===========  ==========
Accumulation units outstanding        2,737,040     2,334,998       15,406       78,177     44,392    1,412,237     191,065
                                    ===========   ===========     ========   ==========   ========  ===========  ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding            --            --           --           --         --           --          --
   Unit value of accumulation
      units                         $        --   $        --     $     --   $       --   $     --  $        --  $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding     2,689,317     2,275,462       14,734       74,785     41,759    1,385,503     185,604
   Unit value of accumulation
      units                         $     15.08   $     16.35     $  15.87   $    25.99   $  13.51  $     12.20  $    13.57
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding        47,723        59,536          672        3,392      2,633       26,734       5,461
   Unit value of accumulation
      units                         $     14.84   $     16.09     $  15.63   $    25.63   $  13.31  $     12.17  $    13.36
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding            --            --           --           --         --           --          --
   Unit value of accumulation
      units                         $        --   $        --     $     --   $       --   $     --  $        --  $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                 Goldman                                          International  International
                                      Global      Sachs      Growth-       Growth     High-Yield   Diversified      Growth
                                     Equities   Research     Income    Opportunities     Bond        Equities      & Income
                                     Portfolio  Portfolio   Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 3)  (Class 3)   (Class 3)     (Class 3)    (Class 3)     (Class 3)     (Class 3)
                                    ----------  ---------  ----------  -------------  ----------  -------------  -------------
Assets:
   Investments in Trust, at net
      asset value                   $1,298,904   $978,668  $1,102,657     $520,946    $6,950,276    $2,272,248     $6,879,058
Liabilities:                                 0          0           0            0             0             0              0
                                    ----------   --------  ----------     --------    ----------    ----------     ----------
Net assets:                         $1,298,904   $978,668  $1,102,657     $520,946    $6,950,276    $2,272,248     $6,879,058
                                    ==========   ========  ==========     ========    ==========    ==========     ==========
   Accumulation units               $1,298,904   $978,668  $1,102,657     $520,946    $6,950,276    $2,272,248     $6,879,058
   Contracts in payout
      (annuitization) period                 0          0           0            0             0             0              0
                                    ----------   --------  ----------     --------    ----------    ----------     ----------
      Total net assets              $1,298,904   $978,668  $1,102,657     $520,946    $6,950,276    $2,272,248     $6,879,058
                                    ==========   ========  ==========     ========    ==========    ==========     ==========
Accumulation units outstanding         112,385    111,654     101,291       87,358       450,753       215,249        423,527
                                    ==========   ========  ==========     ========    ==========    ==========     ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding           --         --          --           --            --            --             --
   Unit value of accumulation
      units                         $       --   $     --  $       --     $     --    $       --    $       --     $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding      110,466    106,683     101,262       83,704       439,625       211,083        410,266
   Unit value of accumulation
      units                         $    11.56   $   8.77  $    10.89     $   5.95    $    15.42    $    10.56     $    16.25
Contracts with total expenses of
   1.10% :
   Accumulation units outstanding        1,919      4,971          29        3,654        11,128         4,166         13,261
   Unit value of accumulation
      units                         $    11.38   $   8.63  $    10.67     $   6.21    $    15.20    $    10.40     $    16.01
Contracts with total expenses of
   1.25% :
   Accumulation units outstanding           --         --          --           --            --            --             --
   Unit value of accumulation
      units                         $       --   $     --  $       --     $     --    $       --    $       --     $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                      MFS                                   Putnam
                                      Marsico    Massachusetts    MFS Mid-    MFS Total    Growth:      Real     Small & Mid
                                      Growth    Investors Trust  Cap Growth     Return     Voyager     Estate     Cap Value
                                     Portfolio     Portfolio      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                     (Class 3)     (Class 3)      (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                    ----------  ---------------  ----------  -----------  ---------  ----------  -----------
Assets:
   Investments in Trust, at net
      asset value                   $2,138,576      $174,212      $857,521   $45,763,499   $85,279   $4,083,352  $10,425,086
Liabilities:                                 0             0             0             0         0            0            0
                                    ----------      --------      --------   -----------   -------   ----------  -----------
Net assets:                         $2,138,576      $174,212      $857,521   $45,763,499   $85,279   $4,083,352  $10,425,086
                                    ==========      ========      ========   ===========   =======   ==========  ===========
   Accumulation units               $2,138,576      $174,212      $857,521   $45,763,499   $85,279   $4,083,352  $10,425,086
   Contracts in payout
      (annuitization) period                 0             0             0             0         0            0            0
                                    ----------      --------      --------   -----------   -------   ----------  -----------
      Total net assets              $2,138,576      $174,212      $857,521   $45,763,499   $85,279   $4,083,352  $10,425,086
                                    ==========      ========      ========   ===========   =======   ==========  ===========
Accumulation units outstanding         203,598        15,110        90,634     2,743,739    11,279      102,154      908,556
                                    ==========      ========      ========   ===========   =======   ==========  ===========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding           --            --            --            --        --           --           --
   Unit value of accumulation
      units                         $       --      $     --      $     --   $        --   $    --   $       --  $        --
Contracts with total expenses of
   0.85%(2):
   Accumulation units outstanding      188,139        12,996        88,541     2,672,769    11,239       99,677      897,041
   Unit value of accumulation
      units                         $    10.51      $  11.57      $   9.46   $     16.69   $  7.56   $    39.99  $     11.47
Contracts with total expenses
   of 1.10% :
   Accumulation units outstanding       15,459         2,114         2,093        70,970        40        2,477       11,515
   Unit value of accumulation
      units                         $    10.48      $  11.26      $   9.32   $     16.43   $  7.43   $    39.37  $     11.44
Contracts with total expenses
   of 1.25% :
   Accumulation units outstanding           --            --            --            --        --           --           --
   Unit value of accumulation
      units                         $       --      $     --      $     --   $        --   $    --   $       --  $        --

(1) Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                    Small Company  SunAmerica               Telecom    Worldwide                  Strategic
                                        Value       Balanced   Technology   Utility   High Income    Comstock      Growth
                                      Portfolio     Portfolio   Portfolio  Portfolio   Portfolio     Portfolio    Portfolio
                                      (Class 3)     (Class 3)   (Class 3)  (Class 3)   (Class 3)    (Class II)   (Class II)
                                    -------------  ----------  ----------  ---------  -----------  ------------  ----------
Assets:
   Investments in Trust, at net
      asset value                     $3,367,814    $738,657     $39,385    $32,370    $1,559,010  $304,736,859  $9,424,612
Liabilities:                                   0           0           0          0             0             0           0
                                      ----------    --------     -------    -------    ----------  ------------  ----------
Net assets:                           $3,367,814    $738,657     $39,385    $32,370    $1,559,010  $304,736,859  $9,424,612
                                      ==========    ========     =======    =======    ==========  ============  ==========
   Accumulation units                 $3,367,814    $738,657     $39,385    $32,370    $1,559,010  $304,654,855  $9,424,612
   Contracts in payout
      (annuitization) period                   0           0           0          0             0        82,004           0
                                      ----------    --------     -------    -------    ----------  ------------  ----------
      Total net assets                $3,367,814    $738,657     $39,385    $32,370    $1,559,010  $304,736,859  $9,424,612
                                      ==========    ========     =======    =======    ==========  ============  ==========
Accumulation units outstanding           314,883      72,752      16,146      2,799       102,373    19,886,050     900,337
                                      ==========    ========     =======    =======    ==========  ============  ==========
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding             --          --          --         --            --            --          --
   Unit value of accumulation
      units                           $       --    $     --     $    --    $    --    $       --  $         --  $       --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding        310,607      72,720      16,027      2,767        99,711    18,759,395     823,570
   Unit value of accumulation
      units                           $    10.70    $  10.15     $  2.44    $ 11.57    $    15.23  $      15.34  $    10.48
Contracts with total expenses
   of 1.10% :
   Accumulation units outstanding          4,276          32         119         32         2,662     1,126,655      76,767
   Unit value of accumulation
      units                           $    10.67    $   9.97     $  2.40    $ 11.41    $    15.01  $      15.13  $    10.37
Contracts with total expenses
   of 1.25% :
   Accumulation units outstanding             --          --          --         --            --            --          --
   Unit value of accumulation
      units                           $       --    $     --     $    --    $    --    $       --  $         --  $       --

(1) Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                       Growth        Growth        Mid Cap        Asset        Global                      Growth-
                                     and Income    and Income       Value      Allocation      Growth        Growth        Income
                                      Portfolio     Portfolio     Portfolio       Fund          Fund          Fund          Fund
                                     (Class II)    (Class VC)    (Class VC)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Assets:
   Investments in Trust, at net
      asset value                   $257,912,123  $219,759,130  $165,297,895  $315,024,276  $293,600,783  $286,621,960  $502,013,296
Liabilities:                                   0             0             0             0             0             0             0
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net assets:                         $257,912,123  $219,759,130  $165,297,895  $315,024,276  $293,600,783  $286,621,960  $502,013,296
                                    ============  ============  ============  ============  ============  ============  ============
   Accumulation units               $257,656,913  $219,733,966  $165,274,939  $314,834,349  $293,557,104  $286,387,527  $501,874,400
   Contracts in payout
      (annuitization) period             255,210        25,164        22,956       189,927        43,679       234,433       138,896
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
      Total net assets              $257,912,123  $219,759,130  $165,297,895  $315,024,276  $293,600,783  $286,621,960  $502,013,296
                                    ============  ============  ============  ============  ============  ============  ============
Accumulation units outstanding        15,346,236    14,981,110     9,734,214    18,214,301    12,313,486    13,104,310    25,584,037
                                    ============  ============  ============  ============  ============  ============  ============
Contracts with total expenses of
   0.85%(1):
   Accumulation units outstanding             --            --            --            --            --            --            --
   Unit value of accumulation
      units                         $         --  $         --  $         --  $         --  $         --  $         --  $         --
Contracts with total expenses of
   0.85% (2):
   Accumulation units outstanding     14,372,301    14,031,233     9,107,435    17,241,240    11,710,879    12,255,752    24,110,268
   Unit value of accumulation
      units                         $      16.82  $      14.68  $      16.99  $      17.31  $      23.86  $      21.89  $      19.64
Contracts with total expenses
   of 1.10% :
   Accumulation units outstanding        973,935       949,877       626,779       973,061       602,607       848,558     1,473,769
   Unit value of accumulation
      units                         $      16.57  $      14.50  $      16.78  $      17.12  $      23.60  $      21.65  $      19.40
Contracts with total expenses
   of 1.25% :
   Accumulation units outstanding             --            --            --            --            --            --            --
   Unit value of accumulation
      units                         $         --  $         --  $         --  $         --  $         --  $         --  $         --

(1) Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2007

                                                                         Net Asset Value     Net Asset
Variable Accounts                                             Shares        Per Share          Value          Cost
-----------------                                           ----------   ---------------   ------------   ------------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                      1,091,244        $16.92       $ 18,467,182   $ 15,520,057
   Capital Appreciation Portfolio (Class 1)                  3,131,059         43.32        135,629,169    109,450,533
   Government and Quality Bond Portfolio (Class 1)           5,865,088         14.98         87,861,069     87,341,421
   Growth Portfolio (Class 1)                                2,823,690         30.76         86,859,847     77,526,636
   Asset Allocation Portfolio (Class 3)                         88,318         16.86          1,488,630      1,408,097
   Capital Appreciation Portfolio (Class 3)                  1,069,728         42.92         45,912,750     42,467,430
   Government and Quality Bond Portfolio (Class 3)           1,903,395         14.94         28,430,845     28,037,750
   Growth Portfolio (Class 3)                                   62,823         30.66          1,925,911      1,775,697
   Natural Resources Portfolio (Class 3)                        42,980         58.66          2,521,228      2,239,259
SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                       838,928        $13.74       $ 11,523,478   $ 11,723,884
   Alliance Growth Portfolio (Class 1)                       2,064,095         23.01         47,489,197     61,932,927
   Blue Chip Growth Portfolio (Class 1)                        254,373          7.39          1,878,739      1,566,247
   Cash Management Portfolio (Class 1)                       2,116,420         11.28         23,875,174     23,355,595
   Corporate Bond Portfolio (Class 1)                        7,294,917         12.08         88,117,103     85,810,806
   Davis Venture Value Portfolio (Class 1)                   4,325,406         34.31        148,405,314    109,070,934
   "Dogs" of Wall Street Portfolio (Class 1)                   432,824         12.17          5,265,702      4,165,762
   Emerging Markets Portfolio (Class 1)                        878,351         18.39         16,152,724     11,650,248
   Equity Income Portfolio (Class 1)                                 0          0.00                  0              0
   Equity Index Portfolio (Class 1)                          2,045,148         12.59         25,756,567     22,688,381
   Federated American Leaders Portfolio (Class 1)            1,158,378         19.33         22,389,453     17,883,141
   Global Bond Portfolio (Class 1)                           1,113,993         10.95         12,192,862     12,585,660
   Global Equities Portfolio (Class 1)                         722,363         17.47         12,617,488     11,463,455
   Goldman Sachs Research Portfolio (Class 1)                  230,927          9.42          2,174,280      1,689,486
   Growth-Income Portfolio (Class 1)                         1,610,463         28.66         46,157,588     44,634,292
   Growth Opportunities Portfolio (Class 1)                    165,506          6.56          1,085,841        978,164
   High-Yield Bond Portfolio (Class 1)                       2,685,636          7.74         20,788,545     19,396,431
   International Diversified Equities Portfolio (Class 1)      865,256         11.67         10,099,384      7,299,826
   International Growth & Income Portfolio (Class 1)         1,862,581         18.05         33,618,066     23,182,518
   MFS Massachusetts Investors Trust Portfolio (Class 1)       450,531         14.72          6,629,932      5,321,176
   MFS Mid-Cap Growth Portfolio (Class 1)                      399,133         10.28          4,101,234      4,247,754
   MFS Total Return Portfolio (Class 1)                      9,442,002         18.81        177,627,795    156,320,646
   Putnam Growth: Voyager Portfolio (Class 1)                1,438,014         16.72         24,040,160     28,401,975
   Real Estate Portfolio (Class 1)                             863,606         25.50         22,020,106     15,815,977
   Small Company Value Portfolio (Class 1)                     544,264         18.24          9,928,447      6,787,711
   SunAmerica Balanced Portfolio (Class 1)                   2,232,293         15.68         35,003,995     37,075,341
   Technology Portfolio (Class 1)                              130,265          2.77            360,403        344,179
   Telecom Utility Portfolio (Class 1)                         301,818         11.79          3,559,841      3,422,499
   Worldwide High Income Portfolio (Class 1)                   910,691          7.97          7,255,884      7,031,356
   Aggressive Growth Portfolio (Class 3)                        23,683         13.59            321,940        285,480
   Alliance Growth Portfolio (Class 3)                         571,549         22.90         13,090,904     12,405,010
   Blue Chip Growth Portfolio (Class 3)                         27,721          7.36            204,059        185,751
   Cash Management Portfolio (Class 3)                         230,017         11.24          2,585,109      2,551,796
   Corporate Bond Portfolio (Class 3)                        3,427,981         12.03         41,252,054     40,482,815
   Davis Venture Value Portfolio (Class 3)                   1,116,657         34.17         38,159,680     35,430,793
   "Dogs" of Wall Street Portfolio (Class 3)                    20,158         12.12            244,392        235,162
   Emerging Markets Portfolio (Class 3)                        111,105         18.27          2,030,305      1,854,862
   Federated American Leaders Portfolio (Class 3)               31,133         19.25            599,323        568,323
   Foreign Value Portfolio (Class 3)                           788,728         21.84         17,227,088     15,418,188
   Global Bond Portfolio (Class 3)                             238,707         10.85          2,590,965      2,605,024
   Global Equities Portfolio (Class 3)                          74,878         17.35          1,298,904      1,186,031
   Goldman Sachs Research Portfolio (Class 3)                  104,891          9.33            978,668        901,633
   Growth-Income Portfolio (Class 3)                            38,607         28.56          1,102,657      1,049,985
   Growth Opportunities Portfolio (Class 3)                     80,501          6.47            520,946        483,231
   High-Yield Bond Portfolio (Class 3)                         901,516          7.71          6,950,276      6,796,351
   International Diversified Equities Portfolio (Class 3)      196,157         11.58          2,272,248      2,035,036
   International Growth & Income Portfolio (Class 3)           381,198         18.05          6,879,058      6,248,696
   Marsico Growth Portfolio (Class 3)                          170,500         12.54          2,138,576      2,076,261
   MFS Massachusetts Investors Trust Portfolio (Class 3)        11,871         14.68            174,212        162,807
   MFS Mid-Cap Growth Portfolio (Class 3)                       84,589         10.14            857,521        781,509
   MFS Total Return Portfolio (Class 3)                      2,440,836         18.75         45,763,499     43,674,765
   Putnam Growth: Voyager Portfolio (Class 3)                    5,135         16.61             85,279         81,875
   Real Estate Portfolio (Class 3)                             161,120         25.34          4,083,352      3,935,627
   Small & Mid Cap Value Portfolio (Class 3)                   531,497         19.61         10,425,086      9,476,249
   Small Company Value Portfolio (Class 3)                     185,276         18.18          3,367,814      3,231,400
   SunAmerica Balanced Portfolio (Class 3)                      47,264         15.63            738,657        691,083
   Technology Portfolio (Class 3)                               14,406          2.73             39,385         37,959
   Telecom Utility Portfolio (Class 3)                           2,754         11.75             32,370         32,197
   Worldwide High Income Portfolio (Class 3)                   196,933          7.92          1,559,010      1,512,827
VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Comstock Portfolio                                       20,507,191        $14.86       $304,736,859   $263,061,903
   Strategic Growth Portfolio                                  315,204         29.90          9,424,612      7,737,505
   Growth and Income Portfolio                              11,760,699         21.93        257,912,123    223,707,089
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                               7,219,420        $30.44       $219,759,130   $187,468,889
   Mid Cap Value Portfolio                                   6,927,825         23.86        165,297,895    136,739,825
AMERICAN FUND INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                    16,484,787        $19.11       $315,024,276   $260,519,432
   Global Growth Fund                                       11,781,733         24.92        293,600,783    220,878,404
   Growth Fund                                               4,232,457         67.72        286,621,960    219,832,249
   Growth-Income Fund                                       11,347,498         44.24        502,013,296    411,116,495

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                                                Government                                             Government
                                       Asset        Capital         and                       Asset        Capital         and
                                    Allocation   Appreciation  Quality Bond     Growth     Allocation   Appreciation  Quality Bond
                                     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                                     (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 3)(1)  (Class 3)(1)  (Class 3)(1)
                                    -----------  ------------  ------------  -----------  ------------  ------------  ------------
Investment income:
   Dividends                        $   559,620   $   181,446  $  3,187,860  $   499,609    $  10,646    $        0    $ 151,992
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Expenses:
   Charges for distribution,
      mortality and expense risk       (195,576)   (1,179,457)     (839,999)    (762,942)      (4,954)     (149,450)     (87,624)
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Net investment income (loss)            364,044      (998,011)    2,347,861     (263,333)       5,692      (149,450)      64,368
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          3,321,575     9,963,908    10,558,945    8,566,852      115,844        22,888      189,781
   Cost of shares sold               (2,996,486)   (9,401,868)  (10,527,212)  (8,605,376)    (114,801)      (23,026)    (189,071)
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Net realized gains (losses) from
   securities transactions              325,089       562,040        31,733      (38,524)       1,043          (138)         710
Realized gain distributions                   0       276,054             0    7,373,748            0        18,794            0
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Net realized gains (losses)             325,089       838,094        31,733    7,335,224        1,043        18,656          710
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                1,825,795    13,647,246    (1,780,696)   6,442,807            0             0            0
   End of period                      2,947,125    26,178,636       519,648    9,333,211       80,533     3,445,320      393,095
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Change in net unrealized
   appreciation (depreciation) of
   investments                        1,121,330    12,531,390     2,300,344    2,890,404       80,533     3,445,320      393,095
                                    -----------   -----------  ------------  -----------    ---------    ----------    ---------
Increase (decrease) in net assets
   from operations                  $ 1,810,463   $12,371,473  $  4,679,938  $ 9,962,295    $  87,268    $3,314,526    $ 458,173
                                    ===========   ===========  ============  ===========    =========    ==========    =========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                     Natural    Aggressive      Alliance   Blue Chip      Cash       Corporate
                                        Growth      Resources      Growth        Growth      Growth    Management      Bond
                                      Portfolio     Portfolio    Portfolio     Portfolio   Portfolio    Portfolio    Portfolio
                                    (Class 3)(1)  (Class 3)(1)   (Class 1)     (Class 1)   (Class 1)    (Class 1)    (Class 1)
                                    ------------  ------------  -----------  ------------  ---------  ------------  -----------
Investment income:
   Dividends                         $   2,605      $  1,747    $    11,551  $     63,539  $   4,171  $    552,312  $ 3,652,229
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk        (8,774)       (7,203)      (128,392)     (593,647)   (14,716)     (225,300)    (745,430)
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Net investment income (loss)            (6,169)       (5,456)      (116,841)     (530,108)   (10,545)      327,012    2,906,799
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold           140,876        48,370      2,946,903    13,753,029    231,996    18,812,048    5,231,231
   Cost of shares sold                (129,985)      (46,486)    (3,416,791)  (19,337,460)  (212,216)  (18,551,056)  (5,151,356)
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Net realized gains (losses) from
   securities transactions              10,891         1,884       (469,888)   (5,584,431)    19,780       260,992       79,875
Realized gain distributions             60,680        10,055              0             0          0             0            0
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Net realized gains (losses)             71,571        11,939       (469,888)   (5,584,431)    19,780       260,992       79,875
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       0             0     (2,104,758)  (20,990,379)   150,773       296,948     (942,499)
   End of period                       150,214       281,969       (200,406)  (14,443,730)   312,492       519,579    2,306,297
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                         150,214       281,969      1,904,352     6,546,649    161,719       222,631    3,248,796
                                     ---------      --------    -----------  ------------  ---------  ------------  -----------
Increase (decrease) in net assets
   from operations                   $ 215,616      $288,452    $ 1,317,623  $    432,110  $ 170,954  $    810,635  $ 6,235,470
                                     =========      ========    ===========  ============  =========  ============  ===========

(1) For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                       Davis                                                          Federated
                                      Venture     "Dogs" of     Emerging      Equity       Equity      American      Global
                                       Value     Wall Street    Markets       Income       Index       Leaders        Bond
                                     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                     (Class 1)     (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment income:
   Dividends                        $ 1,350,654  $   126,952  $   135,619  $   125,379  $   411,403  $   360,377  $ 1,070,077
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk     (1,280,000)     (62,127)    (157,809)     (34,165)    (331,057)    (206,753)    (116,651)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             70,654       64,825      (22,190)      91,214       80,346      153,624      953,426
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold         11,783,229    1,360,327    4,840,359    6,044,067    7,580,990    3,524,171    2,035,005
   Cost of shares sold               (9,601,023)  (1,162,397)  (3,510,753)  (6,804,566)  (7,382,135)  (3,057,011)  (2,027,550)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net realized gains (losses) from
   securities transactions            2,182,206      197,930    1,329,606     (760,499)     198,855      467,160        7,455
Realized gain distributions                   0       85,465    2,297,554    2,035,158            0      255,282      221,243
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net realized gains (losses)           2,182,206      283,395    3,627,160    1,274,659      198,855      722,442      228,698
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               22,785,059      650,930    5,922,853    1,030,943      200,581    2,846,755      438,076
   End of period                     39,334,380    1,099,940    4,502,476            0    3,068,186    4,506,312     (392,798)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                       16,549,321      449,010   (1,420,377)  (1,030,943)   2,867,605    1,659,557     (830,874)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
   from operations                  $18,802,181  $   797,230  $ 2,184,593  $   334,930  $ 3,146,806  $ 2,535,623  $   351,250
                                    ===========  ===========  ===========  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                  Goldman                                             International  International
                                       Global      Sachs       Growth-        Growth      High-Yield   Diversified       Growth
                                      Equities    Research     Income     Opportunities      Bond        Equities       & Income
                                     Portfolio   Portfolio    Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                                     (Class 1)   (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)      (Class 1)
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Investment income:
   Dividends                        $   102,442  $   6,652  $    348,922    $       0    $ 1,473,393   $    36,909    $   358,607
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Expenses:
   Charges for distribution,
      mortality and expense risk       (128,411)   (18,473)     (539,600)      (9,020)      (182,138)      (92,548)      (276,108)
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Net investment income (loss)            (25,969)   (11,821)     (190,678)      (9,020)     1,291,255       (55,639)        82,499
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          2,478,000    535,060    11,683,356      429,888      2,839,421     2,039,250      3,213,413
   Cost of shares sold               (2,574,802)  (445,057)  (12,493,836)    (417,971)    (2,761,532)   (1,668,595)    (2,426,812)
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Net realized gains (losses) from
   securities transactions              (96,802)    90,003      (810,480)      11,917         77,889       370,655        786,601
Realized gain distributions                   0          0             0            0              0             0        336,726
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Net realized gains (losses)             (96,802)    90,003      (810,480)      11,917         77,889       370,655      1,123,327
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                 (790,341)   259,583    (3,294,912)     123,518        707,387     1,797,860      6,735,188
   End of period                      1,154,033    484,794     1,523,296      107,677      1,392,114     2,799,558     10,435,548
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Change in net unrealized
   appreciation (depreciation) of
   investments                        1,944,374    225,211     4,818,208      (15,841)       684,727     1,001,698      3,700,360
                                    -----------  ---------  ------------  -------------  -----------  -------------  -------------
Increase (decrease) in net assets
   from operations                  $ 1,821,603  $ 303,393  $  3,817,050    $ (12,944)   $ 2,053,871   $ 1,316,714    $ 4,906,186
                                    ===========  =========  ============    =========    ===========   ===========    ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                         MFS
                                    Massachusetts   MFS Mid-                  Putnam                    Small
                                      Investors       Cap      MFS Total     Growth:        Real       Company     SunAmerica
                                        Trust        Growth      Return      Voyager       Estate       Value       Balanced
                                      Portfolio    Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                      (Class 1)    (Class 1)   (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)
                                    -------------  ---------  -----------  -----------  -----------  -----------  ------------
Investment income:
   Dividends                         $   45,358    $       0  $ 3,952,746  $     5,643  $   246,863  $     1,119  $    995,312
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Expenses:
   Charges for distribution,
      mortality and expense risk        (56,371)     (34,304)  (1,430,253)    (269,063)    (200,338)    (121,966)     (433,535)
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)            (11,013)     (34,304)   2,522,493     (263,420)      46,525     (120,847)      561,777
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          1,055,535      759,123    7,353,957    5,823,862    4,011,566    2,105,143     8,988,406
   Cost of shares sold                 (960,703)    (877,900)  (6,809,336)  (7,730,519)  (2,878,545)  (1,533,486)  (10,322,563)
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Net realized gains (losses) from
   securities transactions               94,832     (118,777)     544,621   (1,906,657)   1,133,021      571,657    (1,334,157)
Realized gain distributions                   0            0    5,532,985            0    1,786,098      715,846             0
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Net realized gains (losses)              94,832     (118,777)   6,077,606   (1,906,657)   2,919,119    1,287,503    (1,334,157)
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                  638,020     (383,197)  10,070,377   (7,506,073)   4,796,933    3,682,441    (6,711,203)
   End of period                      1,308,756     (146,520)  21,307,149   (4,361,815)   6,204,129    3,140,736    (2,071,346)
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Change in net unrealized
   appreciation (depreciation) of
   investments                          670,736      236,677   11,236,772    3,144,258    1,407,196     (541,705)    4,639,857
                                     ----------    ---------  -----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets
   from operations                   $  754,555    $  83,596  $19,836,871  $   974,181  $ 4,372,840  $   624,951  $  3,867,477
                                     ==========    =========  ===========  ===========  ===========  ===========  ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                           Aggressive     Alliance   Blue Chip      Cash
                                                   Telecom     Worldwide      Growth       Growth      Growth    Management
                                    Technology     Utility    High Income   Portfolio    Portfolio   Portfolio   Portfolio
                                     Portfolio    Portfolio    Portfolio    (Class 3)    (Class 3)   (Class 3)   (Class 3)
                                     (Class 1)    (Class 1)    (Class 1)       (1)          (1)         (1)         (1)
                                    ----------  ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
   Dividends                         $      0   $   111,592   $   510,335   $      0     $      0    $      15  $    17,095
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Expenses:
   Charges for distribution,
   mortality and expense risk          (3,156)      (37,935)      (65,044)    (1,242)     (41,308)      (1,217)     (11,230)
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Net investment income (loss)           (3,156)       73,657       445,291     (1,242)     (41,308)      (1,202)       5,865
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold           62,737       901,981     1,347,126     22,839        9,931      162,917    2,066,907
   Cost of shares sold                (65,849)   (1,015,374)   (1,362,594)   (21,072)      (9,972)    (156,349)  (2,055,991)
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Net realized gains (losses) from
   securities transactions             (3,112)     (113,393)      (15,468)     1,767          (41)       6,568       10,916
Realized gain distributions                 0             0             0          0            0            0            0
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Net realized gains (losses)            (3,112)     (113,393)      (15,468)     1,767          (41)       6,568       10,916
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                  8,707      (717,605)         (329)         0            0            0            0
   End of period                       16,224       137,342       224,528     36,460      685,894       18,308       33,313
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Change in net unrealized
   appreciation (depreciation) of
   investments                          7,517       854,947       224,857     36,460      685,894       18,308       33,313
                                     --------   -----------   -----------   --------     --------    ---------  -----------
Increase (decrease) in net assets
   from operations                   $  1,249   $   815,211   $   654,680   $ 36,985     $644,545    $  23,674  $    50,094
                                     ========   ===========   ===========   ========     ========    =========  ===========

(1) For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                      Davis                                  Federated
                                      Corporate      Venture      "Dogs" of     Emerging      American       Foreign       Global
                                         Bond         Value      Wall Street     Markets       Leaders         Value        Bond
                                      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                    (Class 3)(1)  (Class 3)(1)  (Class 3)(1)  (Class 3)(1)  (Class 3)(1)  (Class 3)(1)  (Class 3)(1)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Investment income:
   Dividends                         $  400,480    $   74,645     $    973      $  3,566      $  2,799     $   33,564     $ 58,109
                                     ----------    ----------     --------      --------      --------     ----------     --------
Expenses:
   Charges for distribution,
      mortality and expense risk       (129,023)     (121,104)        (642)       (6,195)       (2,375)       (49,118)      (8,184)
                                     ----------    ----------     --------      --------      --------     ----------     --------
Net investment income (loss)            271,457       (46,459)         331        (2,629)          424        (15,554)      49,925
                                     ----------    ----------     --------      --------      --------     ----------     --------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold            150,697         1,597       34,317         3,854        10,493         42,495       41,266
   Cost of shares sold                 (150,158)       (1,601)     (33,869)       (3,851)      (10,378)       (41,033)     (42,280)
                                     ----------    ----------     --------      --------      --------     ----------     --------
Net realized gains (losses) from
   securities transactions                  539            (4)         448             3           115          1,462       (1,014)
Realized gain distributions                   0             0          721        74,077         2,298         48,739       12,333
                                     ----------    ----------     --------      --------      --------     ----------     --------
Net realized gains (losses)                 539            (4)       1,169        74,080         2,413         50,201       11,319
                                     ----------    ----------     --------      --------      --------     ----------     --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                        0             0            0             0             0              0            0
   End of period                        769,239     2,728,887        9,230       175,443        31,000      1,808,900      (14,059)
                                     ----------    ----------     --------      --------      --------     ----------     --------
Change in net unrealized
   appreciation (depreciation) of
   investments                          769,239     2,728,887        9,230       175,443        31,000      1,808,900      (14,059)
                                     ----------    ----------     --------      --------      --------     ----------     --------
Increase (decrease) in net assets
   from operations                   $1,041,235    $2,682,424     $ 10,730      $246,894      $ 33,837     $1,843,547     $ 47,185
                                     ==========    ==========     ========      ========      ========     ==========     ========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                  Goldman                                           International International
                                     Global        Sachs       Growth-       Growth     High-Yield   Diversified      Growth
                                    Equities     Research      Income    Opportunities     Bond        Equities      & Income
                                    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
                                  (Class 3)(1) (Class 3)(1) (Class 3)(1)  (Class 3)(1) (Class 3)(1)  (Class 3)(1) (Class 3) (1)
                                  ------------ ------------ ------------ ------------- ------------ ------------- ---------------
Investment income:
   Dividends                        $  2,184     $    317     $    736     $      0      $111,211     $  1,594       $  17,497
                                    --------     --------     --------     --------      --------     --------       ---------
Expenses:
   Charges for distribution,
      mortality and expense risk      (3,983)      (3,331)      (2,534)      (2,072)      (20,260)      (7,370)        (20,805)
                                    --------     --------     --------     --------      --------     --------       ---------
Net investment income (loss)          (1,799)      (3,014)      (1,798)      (2,072)       90,951       (5,776)         (3,308)
                                    --------     --------     --------     --------      --------     --------       ---------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          82,520       25,736       83,085       10,980        58,014        4,355          75,145
   Cost of shares sold               (77,682)     (24,825)     (80,150)     (10,712)      (57,274)      (4,211)        (71,380)
                                    --------     --------     --------     --------      --------     --------       ---------
Net realized gains (losses) from
   securities transactions             4,838          911        2,935          268           740          144           3,765
Realized gain distributions                0            0            0            0             0            0          19,325
                                    --------     --------     --------     --------      --------     --------       ---------
Net realized gains (losses)            4,838          911        2,935          268           740          144          23,090
                                    --------     --------     --------     --------      --------     --------       ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     0            0            0            0             0            0               0
   End of period                     112,873       77,035       52,672       37,715       153,925      237,212         630,362
                                    --------     --------     --------     --------      --------     --------       ---------
Change in net unrealized
   appreciation (depreciation) of
   investments                       112,873       77,035       52,672       37,715       153,925      237,212         630,362
                                    --------     --------     --------     --------      --------     --------       ---------
Increase (decrease) in net assets
   from operations                  $115,912     $ 74,932     $ 53,809     $ 35,911      $245,616     $231,580       $ 650,144
                                    ========     ========     ========     ========      ========     ========       =========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                    MFS
                                               Massachusetts                            Putnam
                                     Marsico     Investors     MFS Mid-    MFS Total   Growth:      Real    Small & Mid
                                      Growth       Trust      Cap Growth    Return     Voyager     Estate    Cap Value
                                    Portfolio    Portfolio     Portfolio   Portfolio  Portfolio  Portfolio   Portfolio
                                    (Class 3)    (Class 3)     (Class 3)   (Class 3)  (Class 3)  (Class 3)   (Class 3)
                                       (1)          (1)           (1)         (1)        (1)        (1)         (1)
                                    ---------  -------------  ----------  ----------  ---------  ---------  -----------
Investment income:
   Dividends                        $       0     $   158      $      0   $  234,137  $      0   $  9,889   $    2,130
                                    ---------     -------      --------   ----------  --------   --------   ----------
Expenses:
   Charges for distribution,
      mortality and expense risk       (8,428)       (586)       (3,696)    (141,699)     (332)   (12,810)     (34,504)
                                    ---------     -------      --------   ----------  --------   --------   ----------
Net investment income (loss)           (8,428)       (428)       (3,696)      92,438      (332)    (2,921)     (32,374)
                                    ---------     -------      --------   ----------  --------   --------   ----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          118,171       1,416        77,045       17,659    48,130     87,753        3,577
   Cost of shares sold               (115,042)     (1,399)      (76,926)     (17,394)  (45,282)   (84,794)      (3,561)
                                    ---------     -------      --------   ----------  --------   --------   ----------
Net realized gains (losses) from
   securities transactions              3,129          17           119          265     2,848      2,959           16
Realized gain distributions            45,498           0             0      363,742         0     84,335      165,558
                                    ---------     -------      --------   ----------  --------   --------   ----------
Net realized gains (losses)            48,627          17           119      364,007     2,848     87,294      165,574
                                    ---------     -------      --------   ----------  --------   --------   ----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      0           0             0            0         0          0            0
   End of period                       62,315      11,405        76,012    2,088,734     3,404    147,725      948,837
                                    ---------     -------      --------   ----------  --------   --------   ----------
Change in net unrealized
   appreciation (depreciation)
   of investments                      62,315      11,405        76,012    2,088,734     3,404    147,725      948,837
                                    ---------     -------      --------   ----------  --------   --------   ----------
Increase (decrease) in net assets
   from operations                  $ 102,514     $10,994      $ 72,435   $2,545,179  $  5,920   $232,098   $1,082,037
                                    =========     =======      ========   ==========  ========   ========   ==========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                      Small
                                     Company   SunAmerica               Telecom    Worldwide
                                      Value     Balanced   Technology   Utility   High Income                Strategic
                                    Portfolio   Portfolio   Portfolio  Portfolio   Portfolio     Comstock      Growth
                                    (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)    Portfolio    Portfolio
                                       (1)        (1)          (1)        (2)         (1)       (Class II)   (Class II)
                                    ---------  ----------  ----------  ---------  -----------  -----------  -----------
Investment income:
   Dividends                        $      0    $  9,964    $      0     $ 20      $ 22,134    $ 3,166,744  $         0
                                    --------    --------    --------     ----      --------    -----------  -----------
Expenses:
   Charges for distribution,
      mortality and expense risk      (9,175)     (3,136)       (130)     (14)       (4,650)    (2,148,117)     (79,762)
                                    --------    --------    --------     ----      --------    -----------  -----------
Net investment income (loss)          (9,175)      6,828        (130)       6        17,484      1,018,627      (79,762)
                                    --------    --------    --------     ----      --------    -----------  -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          27,192      63,374      11,720       10        11,332      9,675,480    1,861,407
   Cost of shares sold               (27,387)    (61,169)    (11,498)     (11)      (11,146)    (8,461,005)  (1,654,629)
                                    --------    --------    --------     ----      --------    -----------  -----------
Net realized gains (losses) from
   securities transactions              (195)      2,205         222       (1)          186      1,214,475      206,778
Realized gain distributions           45,568           0           0        0             0      7,587,600            0
                                    --------    --------    --------     ----      --------    -----------  -----------
Net realized gains (losses)           45,373       2,205         222       (1)          186      8,802,075      206,778
                                    --------    --------    --------     ----      --------    -----------  -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     0           0           0        0             0     15,172,977    1,688,485
   End of period                     136,414      47,574       1,426      173        46,183     41,674,956    1,687,107
                                    --------    --------    --------     ----      --------    -----------  -----------
Change in net unrealized
   appreciation (depreciation)
   of investments                    136,414      47,574       1,426      173        46,183     26,501,979       (1,378)
                                    --------    --------    --------     ----      --------    -----------  -----------
Increase (decrease) in net assets
   from operations                  $172,612    $ 56,607    $  1,518     $178      $ 63,853    $36,322,681  $   125,638
                                    ========    ========    ========     ====      ========    ===========  ===========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

(2)  For the period from August 28, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                       Growth       Growth      Mid Cap       Asset        Global                    Growth-
                                     and Income   and Income     Value      Allocation     Growth       Growth       Income
                                     Portfolio    Portfolio    Portfolio       Fund         Fund         Fund         Fund
                                     (Class II)   (Class VC)   (Class VC)   (Class 2)    (Class 2)    (Class 2)     (Class 2)
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Investment income:
   Dividends                        $ 3,317,961  $ 2,350,117  $   709,588  $ 5,629,782  $ 1,555,552  $ 1,922,417  $  6,327,636
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Expenses:
   Charges for distribution,
      mortality and expense risk     (1,757,796)  (1,602,511)  (1,234,580)  (2,230,806)  (1,916,365)  (2,097,085)   (3,571,271)
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)          1,560,165      747,606     (524,992)   3,398,976     (360,813)    (174,668)    2,756,365
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          8,814,530    8,058,509    8,699,281    8,382,864    6,474,895   11,843,127    15,276,040
   Cost of shares sold               (7,741,936)  (7,070,001)  (7,745,325)  (7,069,820)  (4,967,925)  (9,667,097)  (12,914,532)
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Net realized gains (losses) from
   securities transactions            1,072,594      988,508      953,956    1,313,044    1,506,970    2,176,030     2,361,508
Realized gain distributions           8,935,786    6,297,590   11,056,233    2,940,329            0    1,340,566     8,485,362
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Net realized gains (losses)          10,008,380    7,286,098   12,010,189    4,253,373    1,506,970    3,516,596    10,846,870
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period               15,098,088   18,980,123   15,691,703   34,757,748   36,720,812   46,169,903    48,816,031
   End of period                     34,205,034   32,290,241   28,558,070   54,504,844   72,722,379   66,789,711    90,896,801
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Change in net unrealized
   appreciation (depreciation)
   of investments                    19,106,946   13,310,118   12,866,367   19,747,096   36,001,567   20,619,808    42,080,770
                                    -----------  -----------  -----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets
   from operations                  $30,675,491  $21,343,822  $24,351,564  $27,399,445  $37,147,724  $23,961,736  $ 55,684,005
                                    ===========  ===========  ===========  ===========  ===========  ===========  ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                                                Government                   Asset       Capital      Government
                                       Asset        Capital         and                   Allocation  Appreciation       and
                                     Allocation  Appreciation  Quality Bond     Growth     Portfolio    Portfolio    Quality Bond
                                     Portfolio     Portfolio     Portfolio    Portfolio    (Class 3)    (Class 3)     Portfolio
                                     (Class 1)     (Class 1)     (Class 1)    (Class 1)       (1)          (1)      (Class 3) (1)
                                    -----------  ------------  ------------  -----------  ----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   364,044  $   (998,011) $  2,347,861  $  (263,333) $    5,692  $  (149,450)  $    64,368
   Net realized gains (losses)          325,089       838,094        31,733    7,335,224       1,043       18,656           710
   Change in net unrealized
      appreciation (depreciation)
      of investments                  1,121,330    12,531,390     2,300,344    2,890,404      80,533    3,445,320       393,095
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
   Increase (decrease) in net
      assets from operations          1,810,463    12,371,473     4,679,938    9,962,295      87,268    3,314,526       458,173
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
From capital transactions:
      Net proceeds from units sold      635,945     2,372,499       748,259      881,779     449,925   14,735,479     7,520,287
      Cost of units redeemed         (3,018,210)  (11,426,267)  (10,444,656)  (7,856,562)    (21,698)    (431,716)     (302,006)
      Net transfers                   1,220,388    10,308,869     9,788,228    4,797,512     973,135   28,294,484    20,754,420
      Contract maintenance charge             0             0             0            0           0          (23)          (29)
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,161,877)    1,255,101        91,831   (2,177,271)  1,401,362   42,598,224    27,972,672
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
Increase (decrease) in net assets       648,586    13,626,574     4,771,769    7,785,024   1,488,630   45,912,750    28,430,845
Net assets at beginning of period    17,818,596   122,002,595    83,089,300   79,074,823           0            0             0
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
Net assets at end of period         $18,467,182  $135,629,169  $ 87,861,069  $86,859,847  $1,488,630  $45,912,750   $28,430,845
                                    ===========  ============  ============  ===========  ==========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            28,909       145,485        52,098       58,352      33,816    1,078,175       553,154
   Units redeemed                      (135,722)     (631,965)     (681,601)    (480,252)     (1,582)     (30,381)      (21,927)
   Units transferred                     73,177       822,574       730,738      430,993      71,202    2,037,458     1,512,815
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
Increase (decrease) in units
   outstanding                          (33,636)      336,094       101,235        9,093     103,436    3,085,252     2,044,042
Beginning units                         949,755     7,778,119     5,852,159    5,763,643           0            0             0
                                    -----------  ------------  ------------  -----------  ----------  -----------   -----------
Ending units                            916,119     8,114,213     5,953,394    5,772,736     103,436    3,085,252     2,044,042
                                    ===========  ============  ============  ===========  ==========  ===========   ===========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                  Natural
                                      Growth     Resources   Aggressive    Alliance     Blue Chip      Cash       Corporate
                                     Portfolio   Portfolio     Growth       Growth       Growth     Management       Bond
                                     (Class 3)   (Class 3)   Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                        (1)         (1)      (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (6,169) $   (5,456) $  (116,841) $   (530,108) $  (10,545) $    327,012  $ 2,906,799
   Net realized gains (losses)          71,571      11,939     (469,888)   (5,584,431)     19,780       260,992       79,875
   Change in net unrealized
      appreciation (depreciation)
      of investments                   150,214     281,969    1,904,352     6,546,649     161,719       222,631    3,248,796
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
   Increase (decrease) in net
      assets from operations           215,616     288,452    1,317,623       432,110     170,954       810,635    6,235,470
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold     854,859     742,873      633,044       638,625     120,149       453,162      840,736
      Cost of units redeemed            (9,128)    (37,433)  (1,899,393)  (10,648,625)   (116,176)  (12,971,985)  (7,046,015)
      Net transfers                    864,564   1,527,336     (410,621)   (2,114,262)      7,489    16,429,416   12,967,688
      Contract maintenance charge            0           0            0             0           0             0            0
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                   1,710,295   2,232,776   (1,676,970)  (12,124,262)     11,462     3,910,593    6,762,409
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
Increase (decrease) in net assets    1,925,911   2,521,228     (359,347)  (11,692,152)    182,416     4,721,228   12,997,879
Net assets at beginning of period            0           0   11,882,825    59,181,349   1,696,323    19,153,946   75,119,224
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
Net assets at end of period         $1,925,911  $2,521,228  $11,523,478  $ 47,489,197  $1,878,739  $ 23,875,174  $88,117,103
                                    ==========  ==========  ===========  ============  ==========  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           72,724      75,609       54,580        29,674      19,283        39,103       57,243
   Units redeemed                         (727)     (3,681)    (118,937)     (458,209)    (19,618)   (1,087,364)    (467,494)
   Units transferred                    71,503     154,486      (28,800)      (94,974)      1,587     1,390,916      904,766
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
Increase (decrease) in units
   outstanding                         143,500     226,414      (93,157)     (523,509)      1,252       342,655      494,515
Beginning units                              0           0      779,379     2,713,134     288,625     1,566,098    5,268,308
                                    ----------  ----------  -----------  ------------  ----------  ------------  -----------
Ending units                           143,500     226,414      686,222     2,189,625     289,877     1,908,753    5,762,823
                                    ==========  ==========  ===========  ============  ==========  ============  ===========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                        Davis                                                          Federated
                                       Venture     "Dogs" of     Emerging      Equity       Equity      American      Global
                                        Value     Wall Street    Markets       Income        Index      Leaders        Bond
                                      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                      (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $     70,654  $    64,825  $   (22,190) $    91,214  $    80,346  $   153,624  $   953,426
   Net realized gains (losses)         2,182,206      283,395    3,627,160    1,274,659      198,855      722,442      228,698
   Change in net unrealized
      appreciation (depreciation)
      of investments                  16,549,321      449,010   (1,420,377)  (1,030,943)   2,867,605    1,659,557     (830,874)
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease) in net
      assets from operations          18,802,181      797,230    2,184,593      334,930    3,146,806    2,535,623      351,250
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
      Net proceeds from units sold     2,010,234       45,125      212,692       31,845      253,946      216,678      242,432
      Cost of units redeemed         (13,485,396)  (1,173,887)  (1,633,765)    (974,075)  (6,846,990)  (2,430,775)  (1,449,529)
      Net transfers                   13,906,194      180,205     (387,199)  (4,891,895)    (501,906)     263,356    2,063,514
      Contract maintenance charge              0            0            0            0            0            0            0
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                     2,431,032     (948,557)  (1,808,272)  (5,834,125)  (7,094,950)  (1,950,741)     856,417
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets     21,233,213     (151,327)     376,321   (5,499,195)  (3,948,144)     584,882    1,207,667
Net assets at beginning of period    127,172,101    5,417,029   15,776,403    5,499,195   29,704,711   21,804,571   10,985,195
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period         $148,405,314  $ 5,265,702  $16,152,724  $        --  $25,756,567  $22,389,453  $12,192,862
                                    ============  ===========  ===========  ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            100,033        3,415       11,034        2,445       25,019       15,288       17,081
   Units redeemed                       (702,518)     (92,610)     (85,503)     (75,512)    (689,119)    (165,504)     (91,462)
   Units transferred                     746,434       12,866      (33,963)    (354,429)     (50,757)      30,040      155,783
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in units
   outstanding                           143,949      (76,329)    (108,432)    (427,496)    (714,857)    (120,176)      81,402
Beginning units                        7,926,993      449,685      814,147      427,496    3,059,876    1,671,136      737,348
                                    ------------  -----------  -----------  -----------  -----------  -----------  -----------
Ending units                           8,070,942      373,356      705,715            0    2,345,019    1,550,960      818,750
                                    ============  ===========  ===========  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                    Goldman                                           International  International
                                       Global        Sachs     Growth-        Growth      High-Yield   Diversified      Growth
                                      Equities     Research     Income    Opportunities      Bond        Equities      & Income
                                     Portfolio    Portfolio   Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                                     (Class 1)    (Class 1)   (Class 1)     (Class 1)     (Class 1)     (Class 1)      (Class 1)
                                    -----------  ----------  -----------  -------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (25,969) $  (11,821) $  (190,678)  $   (9,020)   $ 1,291,255   $   (55,639)   $    82,499
   Net realized gains (losses)          (96,802)     90,003     (810,480)      11,917         77,889       370,655      1,123,327
   Change in net unrealized
      appreciation (depreciation)
      of investments                  1,944,374     225,211    4,818,208      (15,841)       684,727     1,001,698      3,700,360
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
   Increase (decrease) in net
      assets from operations          1,821,603     303,393    3,817,050      (12,944)     2,053,871     1,316,714      4,906,186
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
From capital transactions:
      Net proceeds from units sold      409,109      27,273      490,358       17,601        298,947       238,744        751,145
      Cost of units redeemed         (1,812,605)   (486,052)  (9,065,798)    (115,646)    (2,357,649)   (1,245,398)    (2,418,854)
      Net transfers                     835,787     420,349     (884,269)      92,198      3,500,531     1,410,678      5,951,935
      Contract maintenance charge             0           0            0            0              0             0              0
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
   Increase (decrease) in net
      assets from capital
      transactions                     (567,709)    (38,430)  (9,459,709)      (5,847)     1,441,829       404,024      4,284,226
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
Increase (decrease) in net assets     1,253,894     264,963   (5,642,659)     (18,791)     3,495,700     1,720,738      9,190,412
Net assets at beginning of period    11,363,594   1,909,317   51,800,247    1,104,632     17,292,845     8,378,646     24,427,654
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
Net assets at end of period         $12,617,488  $2,174,280  $46,157,588   $1,085,841    $20,788,545   $10,099,384    $33,618,066
                                    ===========  ==========  ===========   ==========    ===========   ===========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            25,511       3,616       23,418        3,177         17,149        20,135         46,493
   Units redeemed                      (101,162)    (58,956)    (353,532)     (20,997)      (143,399)     (100,142)      (147,197)
   Units transferred                     69,966      53,828       (6,212)      16,127        232,232       142,959        407,372
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
Increase (decrease) in units
   outstanding                           (5,685)     (1,512)    (336,326)      (1,693)       105,982        62,952        306,668
Beginning units                         703,263     248,835    2,508,957      183,198      1,158,420       749,276      1,624,150
                                    -----------  ----------  -----------   ----------    -----------   -----------    -----------
Ending units                            697,578     247,323    2,172,631      181,505      1,264,402       812,228      1,930,818
                                    ===========  ==========  ===========   ==========    ===========   ===========    ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                          MFS                                     Putnam                    Small
                                     Massachusetts    MFS Mid-     MFS Total     Growth:        Real       Company     SunAmerica
                                    Investors Trust  Cap Growth     Return       Voyager       Estate       Value       Balanced
                                       Portfolio      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                       (Class 1)      (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    ---------------  ----------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)       $  (11,013)    $  (34,304) $  2,522,493  $  (263,420) $    46,525  $  (120,847) $   561,777
   Net realized gains (losses)            94,832       (118,777)    6,077,606   (1,906,657)   2,919,119    1,287,503   (1,334,157)
   Change in net unrealized
      appreciation (depreciation)
      of investments                     670,736        236,677    11,236,772    3,144,258    1,407,196     (541,705)   4,639,857
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
   Increase (decrease) in net
      assets from operations             754,555         83,596    19,836,871      974,181    4,372,840      624,951    3,867,477
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
From capital transactions:
      Net proceeds from units sold        65,480         61,081     1,622,975      196,231      687,786      390,400      240,875
      Cost of units redeemed            (643,305)      (297,422)  (10,797,557)  (4,114,384)  (2,503,910)  (1,727,603)  (7,899,293)
      Net transfers                     (257,996)       (32,351)   16,831,589   (1,026,905)   2,864,769      190,326     (488,879)
      Contract maintenance charge              0              0             0            0            0            0            0
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                      (835,821)      (268,692)    7,657,007   (4,945,058)   1,048,645   (1,146,877)  (8,147,297)
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets        (81,266)      (185,096)   27,493,878   (3,970,877)   5,421,485     (521,926)  (4,279,820)
Net assets at beginning of period      6,711,198      4,286,330   150,133,917   28,011,037   16,598,621   10,450,373   39,283,815
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
Net assets at end of period           $6,629,932     $4,101,234  $177,627,795  $24,040,160  $22,020,106  $ 9,928,447  $35,003,995
                                      ==========     ==========  ============  ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                              6,208          7,006       106,542       13,877       20,806       14,339       15,609
   Units redeemed                        (62,215)       (33,829)     (696,332)    (285,833)     (77,437)     (64,643)    (506,335)
   Units transferred                     (23,597)        (3,170)    1,129,976     (109,785)      84,188        6,750      (29,939)
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in units
   outstanding                           (79,604)       (29,993)      540,186     (381,741)      27,557      (43,554)    (520,665)
Beginning units                          651,510        462,785    10,086,264    2,549,419      561,998      384,470    2,737,772
                                      ----------     ----------  ------------  -----------  -----------  -----------  -----------
Ending units                             571,906        432,792    10,626,450    2,167,678      589,555      340,916    2,217,107
                                      ==========     ==========  ============  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                  (Continued)

                                                             Worldwide  Aggressive    Alliance   Blue Chip     Cash
                                                  Telecom      High       Growth       Growth      Growth   Management
                                    Technology    Utility     Income     Portfolio   Portfolio   Portfolio   Portfolio
                                     Portfolio   Portfolio   Portfolio   (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                     (Class 1)   (Class 1)   (Class 1)      (1)         (1)         (1)         (1)
                                    ----------  ----------  ----------  ----------  -----------  ---------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)      $ (3,156)  $   73,657  $  445,291   $ (1,242)  $   (41,308) $ (1,202)  $    5,865
   Net realized gains (losses)         (3,112)    (113,393)    (15,468)     1,767           (41)    6,568       10,916
   Change in net unrealized
      appreciation (depreciation)
      of investments                    7,517      854,947     224,857     36,460       685,894    18,308       33,313
                                     --------   ----------  ----------   --------   -----------  --------   ----------
   Increase (decrease) in net
      assets from operations            1,249      815,211     654,680     36,985       644,545    23,674       50,094
                                     --------   ----------  ----------   --------   -----------  --------   ----------
From capital transactions:
      Net proceeds from units sold        249       33,958     200,950     53,907     3,019,915    66,019    2,420,021
      Cost of units redeemed          (30,528)    (677,717)   (735,080)    (6,257)     (136,603)     (281)    (263,992)
      Net transfers                   (20,147)     332,959     525,078    237,305     9,563,056   114,647      378,986
      Contract maintenance charge           0            0           0          0            (9)        0            0
                                     --------   ----------  ----------   --------   -----------  --------   ----------
   Increase (decrease) in net
      assets from capital
      transactions                    (50,426)    (310,800)     (9,052)   284,955    12,446,359   180,385    2,535,015
                                     --------   ----------  ----------   --------   -----------  --------   ----------
Increase (decrease) in net assets     (49,177)     504,411     645,628    321,940    13,090,904   204,059    2,585,109
Net assets at beginning of period     409,580    3,055,430   6,610,256          0             0         0            0
                                     --------   ----------  ----------   --------   -----------  --------   ----------
Net assets at end of period          $360,403   $3,559,841  $7,255,884   $321,940   $13,090,904  $204,059   $2,585,109
                                     ========   ==========  ==========   ========   ===========  ========   ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             113        2,497      13,455      5,178       376,713    11,719      211,803
   Units redeemed                     (13,328)     (47,428)    (44,824)      (574)      (16,629)      (47)     (22,852)
   Units transferred                   (9,320)      26,503      35,342     22,596     1,180,103    19,860       32,950
                                     --------   ----------  ----------   --------   -----------  --------   ----------
Increase (decrease) in units
   outstanding                        (22,535)     (18,428)      3,973     27,200     1,540,187    31,532      221,901
Beginning units                       170,038      247,300     437,925          0             0         0            0
                                     --------   ----------  ----------   --------   -----------  --------   ----------
Ending units                          147,503      228,872     441,898     27,200     1,540,187    31,532      221,901
                                     ========   ==========  ==========   ========   ===========  ========   ==========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                  (Continued)

                                                    Davis     "Dogs" of              Federated
                                     Corporate     Venture       Wall     Emerging    American    Foreign      Global
                                        Bond        Value       Street     Markets    Leaders      Value        Bond
                                     Portfolio    Portfolio   Portfolio   Portfolio  Portfolio   Portfolio    Portfolio
                                     (Class 3)    (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)    (Class 3)
                                        (1)           (1)        (1)         (1)        (1)         (1)          (1)
                                    -----------  -----------  ---------  ----------  ---------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   271,457  $   (46,459) $    331   $   (2,629) $    424   $   (15,554) $   49,925
   Net realized gains (losses)              539           (4)    1,169       74,080     2,413        50,201      11,319
   Change in net unrealized
      appreciation (depreciation)
      of investments                    769,239    2,728,887     9,230      175,443    31,000     1,808,900     (14,059)
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
   Increase (decrease) in net
      assets from operations          1,041,235    2,682,424    10,730      246,894    33,837     1,843,547      47,185
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
From capital transactions:
      Net proceeds from units sold   10,297,668   11,325,659    64,369      343,180   182,810     5,845,336     938,164
      Cost of units redeemed           (766,707)    (278,150)     (959)      (8,396)  (11,709)     (152,207)    (20,378)
      Net transfers                  30,679,895   24,429,767   170,252    1,448,627   394,385     9,690,414   1,625,994
      Contract maintenance charge           (37)         (20)        0            0         0            (2)          0
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                   40,210,819   35,477,256   233,662    1,783,411   565,486    15,383,541   2,543,780
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
Increase (decrease) in net assets    41,252,054   38,159,680   244,392    2,030,305   599,323    17,227,088   2,590,965
Net assets at beginning of period             0            0         0            0         0             0           0
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
Net assets at end of period         $41,252,054  $38,159,680  $244,392   $2,030,305  $599,323   $17,227,088  $2,590,965
                                    ===========  ===========  ========   ==========  ========   ===========  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           705,814      753,031     4,392       15,782    14,544       540,496      70,481
   Units redeemed                       (51,666)     (17,923)      (62)        (356)     (961)      (13,447)     (1,518)
   Units transferred                  2,082,892    1,599,890    11,076       62,751    30,809       885,188     122,102
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
Increase (decrease) in units
   outstanding                        2,737,040    2,334,998    15,406       78,177    44,392     1,412,237     191,065
Beginning units                               0            0         0            0         0             0           0
                                    -----------  -----------  --------   ----------  --------   -----------  ----------
Ending units                          2,737,040    2,334,998    15,406       78,177    44,392     1,412,237     191,065
                                    ===========  ===========  ========   ==========  ========   ===========  ==========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                 Goldman                                          International  International
                                      Global      Sachs     Growth-       Growth      High-Yield   Diversified      Growth
                                     Equities   Research     Income    Opportunities     Bond        Equities      & Income
                                     Portfolio  Portfolio  Portfolio     Portfolio     Portfolio    Portfolio      Portfolio
                                     (Class 3)  (Class 3)  (Class 3)     (Class 3)     (Class 3)    (Class 3)      (Class 3)
                                        (1)         (1)       (1)           (1)           (1)          (1)            (1)
                                    ----------  ---------  ----------  -------------  ----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (1,799)  $ (3,014) $   (1,798)   $ (2,072)    $   90,951   $   (5,776)    $   (3,308)
   Net realized gains (losses)           4,838        911       2,935         268            740          144         23,090
   Change in net unrealized
      appreciation  (depreciation)
      of investments                   112,873     77,035      52,672      37,715        153,925      237,212        630,362
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
   Increase (decrease) in net
      assets from operations           115,912     74,932      53,809      35,911        245,616      231,580        650,144
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
From capital transactions:
      Net proceeds from units sold     461,806    631,484     483,242      74,682      2,002,509      743,020      2,122,882
      Cost of units redeemed            (6,676)    (2,544)     (7,082)     (2,261)       (85,596)      (7,204)       (27,316)
      Net transfers                    727,862    274,796     572,688     412,614      4,787,747    1,304,852      4,133,348
      Contract maintenance charge            0          0           0           0              0            0              0
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
Increase (decrease) in net assets
   from capital transactions         1,182,992    903,736   1,048,848     485,035      6,704,660    2,040,668      6,228,914
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
Increase (decrease) in net assets    1,298,904    978,668   1,102,657     520,946      6,950,276    2,272,248      6,879,058
Net assets at beginning of period            0          0           0           0              0            0              0
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
Net assets at end of period         $1,298,904   $978,668  $1,102,657    $520,946     $6,950,276   $2,272,248     $6,879,058
                                    ==========   ========  ==========    ========     ==========   ==========     ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           43,638     78,521      46,289      13,654        136,313       80,432        147,089
   Units redeemed                         (621)      (304)       (667)       (398)        (5,692)        (736)        (1,805)
   Units transferred                    69,368     33,437      55,669      74,102        320,132      135,553        278,243
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
Increase (decrease) in units
   outstanding                         112,385    111,654     101,291      87,358        450,753      215,249        423,527
Beginning units                              0          0           0           0              0            0              0
                                    ----------   --------  ----------    --------     ----------   ----------     ----------
Ending units                           112,385    111,654     101,291      87,358        450,753      215,249        423,527
                                    ==========   ========  ==========    ========     ==========   ==========     ==========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                      MFS                                  Putnam
                                      Marsico    Massachusetts    MFS Mid-    MFS Total     Growth:     Real     Small & Mid
                                      Growth    Investors Trust  Cap Growth     Return     Voyager     Estate     Cap Value
                                     Portfolio     Portfolio      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                     (Class 3)     (Class 3)     (Class 3)    (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                        (1)           (1)           (1)          (1)         (1)         (1)         (1)
                                    ----------  ---------------  ----------  -----------  ---------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (8,428)    $   (428)      $ (3,696)  $    92,438   $  (332)  $   (2,921) $   (32,374)
   Net realized gains (losses)          48,627           17            119       364,007     2,848       87,294      165,574
   Change in net unrealized
      appreciation (depreciation)
      of investments                    62,315       11,405         76,012     2,088,734     3,404      147,725      948,837
                                    ----------     --------       --------   -----------   -------   ----------  -----------
   Increase (decrease) in net
      assets from operations           102,514       10,994         72,435     2,545,179     5,920      232,098    1,082,037
                                    ----------     --------       --------   -----------   -------   ----------  -----------
From capital transactions:
      Net proceeds from units sold     891,002      123,512        290,536    11,363,305    14,931    1,017,013    2,633,857
      Cost of units redeemed           (40,888)         (40)        (5,038)     (486,095)     (269)     (21,943)     (77,980)
      Net transfers                  1,185,948       39,746        499,588    32,341,143    64,697    2,856,184    6,787,172
      Contract maintenance charge            0            0              0           (33)        0            0            0
                                    ----------     --------       --------   -----------   -------   ----------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                   2,036,062      163,218        785,086    43,218,320    79,359    3,851,254    9,343,049
                                    ----------     --------       --------   -----------   -------   ----------  -----------
Increase (decrease) in net assets    2,138,576      174,212        857,521    45,763,499    85,279    4,083,352   10,425,086
Net assets at beginning of period            0            0              0             0         0            0            0
                                    ----------     --------       --------   -----------   -------   ----------  -----------
Net assets at end of period         $2,138,576     $174,212       $857,521   $45,763,499   $85,279   $4,083,352  $10,425,086
                                    ==========     ========       ========   ===========   =======   ==========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           90,058       11,441         33,733       728,861     2,098       27,738      259,557
   Units redeemed                       (3,823)          (4)          (555)      (30,258)      (36)        (562)      (7,262)
   Units transferred                   117,363        3,673         57,456     2,045,136     9,217       74,978      656,261
                                    ----------     --------       --------   -----------   -------   ----------  -----------
Increase (decrease) in units
   outstanding                         203,598       15,110         90,634     2,743,739    11,279      102,154      908,556
Beginning units                              0            0              0             0         0            0            0
                                    ----------     --------       --------   -----------   -------   ----------  -----------
Ending units                           203,598       15,110         90,634     2,743,739    11,279      102,154      908,556
                                    ==========     ========       ========   ===========   =======   ==========  ===========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                      Small
                                     Company    SunAmerica               Telecom    Worldwide
                                       Value     Balanced   Technology   Utility   High Income                Strategic
                                     Portfolio  Portfolio    Portfolio  Portfolio   Portfolio     Comstock      Growth
                                     (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)    Portfolio     Portfolio
                                        (1)        (1)          (1)        (2)         (1)       (Class II)   (Class II)
                                    ----------  ----------  ----------  ---------  -----------  ------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (9,175)  $   6,828   $   (130)   $      6  $    17,484  $  1,018,627  $  (79,762)
   Net realized gains (losses)          45,373       2,205        222          (1)         186     8,802,075     206,778
   Change in net unrealized
      appreciation (depreciation)
      of investments                   136,414      47,574      1,426         173       46,183    26,501,979      (1,378)
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
   Increase (decrease) in net
      assets from operations           172,612      56,607      1,518         178       63,853    36,322,681     125,638
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
From capital transactions:
      Net proceeds from units sold   1,010,629     446,564     20,774       9,331      536,608    19,752,998     352,687
      Cost of units redeemed            (9,200)     (3,693)      (535)          0       (8,284)  (15,318,223)   (592,732)
      Net transfers                  2,193,773     239,179     17,628      22,861      966,833    57,414,925     234,781
      Contract maintenance charge            0           0          0           0            0           (28)          0
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                   3,195,202     682,050     37,867      32,192    1,495,157    61,849,672      (5,264)
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
Increase (decrease) in net assets    3,367,814     738,657     39,385      32,370    1,559,010    98,172,353     120,374
Net assets at beginning of period            0           0          0           0            0   206,564,506   9,304,238
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
Net assets at end of period         $3,367,814   $ 738,657   $ 39,385    $ 32,370  $ 1,559,010  $304,736,859  $9,424,612
                                    ==========   =========   ========    ========  ===========  ============  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           99,271      48,082      8,657         806       36,897     1,398,460      35,534
   Units redeemed                         (894)       (378)      (224)          0         (562)   (1,087,917)    (60,516)
   Units transferred                   216,506      25,048      7,713       1,993       66,038     4,098,504      27,629
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
Increase (decrease) in units
   outstanding                         314,883      72,752     16,146       2,799      102,373     4,409,047       2,647
Beginning units                              0           0          0           0            0    15,477,003     897,690
                                    ----------   ---------   --------    --------  -----------  ------------  ----------
Ending units                           314,883      72,752     16,146       2,799      102,373    19,886,050     900,337
                                    ==========   =========   ========    ========  ===========  ============  ==========

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

(2)  For the period from August 28, 2006 (inception) to April 30, 2007

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                      Growth        Growth        Mid Cap       Asset         Global                      Growth-
                                    and Income    and Income       Value      Allocation      Growth        Growth         Income
                                     Portfolio     Portfolio     Portfolio       Fund          Fund          Fund          Fund
                                    (Class II)    (Class VC)    (Class VC)    (Class 2)      (Class 2)     (Class 2)     (Class 2)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)    $  1,560,165  $    747,606  $   (524,992) $  3,398,976  $   (360,813) $   (174,668) $  2,756,365
   Net realized gains (losses)       10,008,380     7,286,098    12,010,189     4,253,373     1,506,970     3,516,596    10,846,870
   Change in net unrealized
      appreciation (depreciation)
      of investments                 19,106,946    13,310,118    12,866,367    19,747,096    36,001,567    20,619,808    42,080,770
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
   Increase (decrease) in net
      assets from operations         30,675,491    21,343,822    24,351,564    27,399,445    37,147,724    23,961,736    55,684,005
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
From capital transactions:
      Net proceeds from units sold   18,354,469    13,628,992     5,325,337    20,303,345    25,212,026    18,451,296    35,884,249
      Cost of units redeemed        (13,776,062)  (11,283,425)   (9,456,035)  (16,682,086)  (11,698,154)  (14,751,359)  (24,681,905)
      Net transfers                  60,348,773    37,931,320    14,107,913    63,724,851    72,198,401    46,706,938    91,684,359
      Contract maintenance charge           (27)           (6)            0           (31)          (33)          (16)          (39)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
   Increase (decrease) in net
      assets from capital
      transactions                   64,927,153    40,276,881     9,977,215    67,346,079    85,712,240    50,406,859   102,886,664
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets    95,602,644    61,620,703    34,328,779    94,745,524   122,859,964    74,368,595   158,570,669
Net assets at beginning of period   162,309,479   158,138,427   130,969,116   220,278,752   170,740,819   212,253,365   343,442,627
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period        $257,912,123  $219,759,130  $165,297,895  $315,024,276  $293,600,783  $286,621,960  $502,013,296
                                   ============  ============  ============  ============  ============  ============  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                         1,198,919       991,146       342,175     1,257,363     1,177,061       912,432     1,977,033
   Units redeemed                      (899,910)     (822,325)     (632,593)   (1,038,384)     (546,025)     (730,987)   (1,364,117)
   Units transferred                  3,964,579     2,791,110       970,850     3,958,935     3,399,211     2,340,459     5,097,017
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units
   outstanding                        4,263,588     2,959,931       680,432     4,177,914     4,030,247     2,521,904     5,709,933
Beginning units                      11,082,648    12,021,179     9,053,782    14,036,387     8,283,239    10,582,406    19,874,104
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Ending units                         15,346,236    14,981,110     9,734,214    18,214,301    12,313,486    13,104,310    25,584,037
                                   ============  ============  ============  ============  ============  ============  ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                                                Government
                                       Asset        Capital         and                    Aggressive    Alliance     Blue Chip
                                     Allocation  Appreciation  Quality Bond     Growth       Growth       Growth       Growth
                                     Portfolio    Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                     (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 1)
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   326,625  $   (699,035) $  2,185,777  $   (82,404) $  (145,762) $   (502,576) $   (4,706)
   Net realized gains (losses)          227,208      (845,474)      304,998    1,764,763   (1,040,068)   (8,564,827)     12,948
   Change in net unrealized
      appreciation (depreciation)
      of investments                  1,128,650    24,761,229    (3,157,893)   9,322,724    3,726,337    24,263,218     149,903
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
   Increase (decrease) in net
      assets from operations          1,682,483    23,216,720      (667,118)  11,005,083    2,540,507    15,195,815     158,145
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
From capital transactions:
      Net proceeds from units sold      675,412     8,197,149     3,592,198    4,153,904      587,040       668,035      49,010
      Cost of units redeemed         (3,450,610)  (11,578,032)  (12,294,100)  (7,734,152)  (2,646,194)  (14,438,914)    (90,792)
      Net transfers                   1,574,904    18,678,848    17,875,009   15,171,490     (218,791)   (2,793,074)    161,378
      Contract maintenance charge             0             0             0            0            0             0           0
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,200,294)   15,297,965     9,173,107   11,591,242   (2,277,945)  (16,563,953)    119,596
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
Increase (decrease) in net assets       482,189    38,514,685     8,505,989   22,596,325      262,562    (1,368,138)    277,741
Net assets at beginning of period    17,336,407    83,487,910    74,583,311   56,478,498   11,620,263    60,549,487   1,418,582
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
Net assets at end of period         $17,818,596  $122,002,595  $ 83,089,300  $79,074,823  $11,882,825  $ 59,181,349  $1,696,323
                                    ===========  ============  ============  ===========  ===========  ============  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            42,048       626,583       265,304      352,812       52,564        34,713       8,370
   Units redeemed                      (166,148)     (568,573)     (767,100)    (434,988)    (170,406)     (575,604)    (15,995)
   Units transferred                    102,823     1,518,094     1,348,417    1,357,786       (7,529)     (196,902)     27,908
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
Increase (decrease) in units
   outstanding                          (21,277)    1,576,104       846,621    1,275,610     (125,371)     (737,793)     20,283
Beginning units                         971,032     6,202,015     5,005,538    4,488,033      904,750     3,450,927     268,342
                                    -----------  ------------  ------------  -----------  -----------  ------------  ----------
Ending units                            949,755     7,778,119     5,852,159    5,763,643      779,379     2,713,134     288,625
                                    ===========  ============  ============  ===========  ===========  ============  ==========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                        Cash       Corporate   Davis Venture   "Dogs" of     Emerging      Equity       Equity
                                     Management       Bond          Value     Wall Street    Markets       Income       Index
                                      Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                      (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    ------------  -----------  -------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    (44,961) $ 2,221,654  $     31,190   $    77,074  $   (94,399) $    27,834  $   110,405
   Net realized gains (losses)           112,628       94,165       911,903       145,011    1,297,384      360,554     (502,623)
   Change in net unrealized
      appreciation (depreciation)
      of investments                     384,238   (1,438,331)   15,703,676        76,874    4,245,231      379,279    4,598,258
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
   Increase (decrease) in net
      assets from operations             451,905      877,488    16,646,769       298,959    5,448,216      767,667    4,206,040
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
From capital transactions:
      Net proceeds from units sold     1,568,769    4,562,715     7,196,365        92,633      525,547      102,167      210,447
      Cost of units redeemed         (13,197,189)  (6,195,876)  (12,646,470)   (1,360,512)  (1,566,676)  (2,022,417)  (8,864,890)
      Net transfers                    9,760,814   25,951,566    21,265,637      (118,940)   4,021,975     (189,629)  (1,051,572)
      Contract maintenance charge              0            0             0             0            0            0            0
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                    (1,867,606)  24,318,405    15,815,532    (1,386,819)   2,980,846   (2,109,879)  (9,706,015)
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
Increase (decrease) in net assets     (1,415,701)  25,195,893    32,462,301    (1,087,860)   8,429,062   (1,342,212)  (5,499,975)
Net assets at beginning of period     20,569,647   49,923,331    94,709,800     6,504,889    7,347,341    6,841,407   35,204,686
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
Net assets at end of period         $ 19,153,946  $75,119,224  $127,172,101   $ 5,417,029  $15,776,403  $ 5,499,195  $29,704,711
                                    ============  ===========  ============   ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            138,123      324,579       508,974         8,170       28,409        8,539       22,460
   Units redeemed                     (1,082,106)    (407,917)     (685,239)     (122,098)    (108,219)    (168,559)    (961,872)
   Units transferred                     849,111    1,851,900     1,555,261       (10,149)     257,787      (15,803)    (115,695)
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
Increase (decrease) in units
   outstanding                           (94,872)   1,768,562     1,378,996      (124,077)     177,977     (175,823)  (1,055,107)
Beginning units                        1,660,970    3,499,746     6,547,997       573,762      636,170      603,319    4,114,983
                                    ------------  -----------  ------------   -----------  -----------  -----------  -----------
Ending units                           1,566,098    5,268,308     7,926,993       449,685      814,147      427,496    3,059,876
                                    ============  ===========  ============   ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                     Federated                               Goldman
                                      American      Global       Global       Sachs       Growth-        Growth      High-Yield
                                      Leaders        Bond       Equities    Research      Income     Opportunities      Bond
                                     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)     (Class 1)
                                    -----------  -----------  -----------  ----------  ------------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   121,260  $   228,552  $   (89,885) $   (6,249) $   (333,563)  $   (3,802)   $ 1,412,902
   Net realized gains (losses)          184,935      157,004     (674,285)     12,039    (2,184,857)       5,515        (17,977)
   Change in net unrealized
      appreciation (depreciation)
      of investments                  1,940,844     (108,109)   3,786,639     233,990    11,299,192      152,710        883,947
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
   Increase (decrease) in net
      assets from operations          2,247,039      277,447    3,022,469     239,780     8,780,772      154,423      2,278,872
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
From capital transactions:
      Net proceeds from units sold      540,989      979,346      333,172     149,954       717,189      117,738        757,623
      Cost of units redeemed         (2,918,820)  (2,090,778)  (2,153,445)   (130,851)  (13,050,934)     (34,019)    (2,474,993)
      Net transfers                   3,368,313    2,078,606      758,565     481,684    (1,138,547)     579,156      1,994,265
      Contract maintenance charge             0            0            0           0             0            0              0
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
   Increase (decrease) in net
      assets from capital
      transactions                      990,482      967,174   (1,061,708)    500,787   (13,472,292)     662,875        276,895
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
Increase (decrease) in net assets     3,237,521    1,244,621    1,960,761     740,567    (4,691,520)     817,298      2,555,767
Net assets at beginning of period    18,567,050    9,740,574    9,402,833   1,168,750    56,491,767      287,334     14,737,078
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
Net assets at end of period         $21,804,571  $10,985,195  $11,363,594  $1,909,317  $ 51,800,247   $1,104,632    $17,292,845
                                    ===========  ===========  ===========  ==========  ============   ==========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            44,592       74,807       31,877      20,606        41,296       21,813         57,737
   Units redeemed                      (193,067)    (130,824)    (124,279)    (18,229)     (517,111)      (6,103)      (158,114)
   Units transferred                    297,345      160,923       64,328      68,181       (45,057)     102,030        152,103
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
Increase (decrease) in units
   outstanding                          148,870      104,906      (28,074)     70,558      (520,872)     117,740         51,726
Beginning units                       1,522,266      632,442      731,337     178,277     3,029,829       65,458      1,106,694
                                    -----------  -----------  -----------  ----------  ------------   ----------    -----------
Ending units                          1,671,136      737,348      703,263     248,835     2,508,957      183,198      1,158,420
                                    ===========  ===========  ===========  ==========  ============   ==========    ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                                                       MFS
                                    International  International  Massachusetts                               Putnam
                                     Diversified       Growth       Investors     MFS Mid-     MFS Total     Growth:        Real
                                       Equities       & Income        Trust      Cap Growth     Return       Voyager       Estate
                                      Portfolio      Portfolio      Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                      (Class 1)      (Class 1)      (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                    -------------  -------------  -------------  ----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)      $   24,580     $   (37,533)   $   (7,106)   $  (34,300) $  1,520,210  $  (143,700) $   108,896
   Net realized gains (losses)          139,715         590,658        39,362      (124,292)    5,747,048   (3,279,019)   1,738,833
   Change in net unrealized
      appreciation (depreciation)
      of investments                  1,767,575       5,360,981       977,375       926,215     1,649,125    7,908,638    1,618,726
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
   Increase (decrease) in net
      assets from operations          1,931,870       5,914,106     1,009,631       767,623     8,916,383    4,485,919    3,466,455
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
From capital transactions:
      Net proceeds from units sold      239,021       1,176,462       181,961       253,615     9,190,814      336,311      835,405
      Cost of units redeemed           (861,795)     (2,078,063)     (799,776)     (410,610)   (9,211,399)  (5,964,282)  (1,884,801)
      Net transfers                   1,388,501       2,883,831      (178,623)      148,221    44,584,228      (60,921)   3,279,811
      Contract maintenance charge             0               0             0             0             0            0            0
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
   Increase (decrease) in net
      assets from capital
         transactions                   765,727       1,982,230      (796,438)       (8,774)   44,563,643   (5,688,892)   2,230,415
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
Increase (decrease) in net assets     2,697,597       7,896,336       213,193       758,849    53,480,026   (1,202,973)   5,696,870
Net assets at beginning of period     5,681,049      16,531,318     6,498,005     3,527,481    96,653,891   29,214,010   10,901,751
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
Net assets at end of period          $8,378,646     $24,427,654    $6,711,198    $4,286,330  $150,133,917  $28,011,037  $16,598,621
                                     ==========     ===========    ==========    ==========  ============  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            28,070          95,191        19,100        29,284       639,078       38,101       31,073
   Units redeemed                       (80,195)       (152,278)      (83,093)      (46,674)     (638,953)    (400,303)     (75,784)
   Units transferred                    151,744         220,205       (18,699)       15,941     3,100,890       37,847      114,929
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
Increase (decrease) in units
   outstanding                           99,619         163,118       (82,692)       (1,449)    3,101,015     (324,355)      70,218
Beginning units                         649,657       1,461,032       734,202       464,234     6,985,249    2,873,774      491,780
                                     ----------     -----------    ----------    ----------  ------------  -----------  -----------
Ending units                            749,276       1,624,150       651,510       462,785    10,086,264    2,549,419      561,998
                                     ==========     ===========    ==========    ==========  ============  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                       Small
                                      Company     SunAmerica                 Telecom    Worldwide                  Strategic
                                       Value       Balanced    Technology    Utility   High Income    Comstock      Growth
                                     Portfolio     Portfolio    Portfolio   Portfolio   Portfolio     Portfolio    Portfolio
                                     (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)    (Class II)   (Class II)
                                    -----------  ------------  ----------  ----------  -----------  ------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   419,575  $    568,327   $ (3,527)  $  104,843  $  408,845   $  1,078,517  $  (72,234)
   Net realized gains (losses)          826,593    (2,712,170)    (4,997)    (337,222)    (35,856)    11,790,883     118,505
   Change in net unrealized
      appreciation (depreciation)
      of investments                  1,563,724     5,096,122     60,803      577,578     184,071      5,619,772   1,457,794
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
   Increase (decrease) in net
      assets from operations          2,809,892     2,952,279     52,279      345,199     557,060     18,489,172   1,504,065
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
From capital transactions:
      Net proceeds from units sold      220,135       665,492     29,990       31,804     385,257     15,667,720     506,241
      Cost of units redeemed         (2,188,049)  (11,161,241)   (42,919)    (924,359)   (789,041)   (10,328,602)   (692,267)
      Net transfers                     262,603    (1,274,322)    80,236       (3,305)  1,437,806     58,916,203     931,978
      Contract maintenance charge             0             0          0            0           0              0           0
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,705,311)  (11,770,071)    67,307     (895,860)  1,034,022     64,255,321     745,952
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
Increase (decrease) in net assets     1,104,581    (8,817,792)   119,586     (550,661)  1,591,082     82,744,493   2,250,017
Net assets at beginning of period     9,345,792    48,101,607    289,994    3,606,091   5,019,174    123,820,013   7,054,221
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
Net assets at end of period         $10,450,373  $ 39,283,815   $409,580   $3,055,430  $6,610,256   $206,564,506  $9,304,238
                                    ===========  ============   ========   ==========  ==========   ============  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             9,244        58,301     13,009        2,866      28,112      1,254,055      52,513
   Units redeemed                       (93,031)     (744,245)   (17,918)     (75,464)    (48,237)      (819,511)    (69,904)
   Units transferred                     11,396       (95,590)    34,236         (961)    104,883      4,712,682      94,722
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
Increase (decrease) in units
   outstanding                          (72,391)     (781,534)    29,327      (73,559)     84,758      5,147,226      77,331
Beginning units                         456,861     3,519,306    140,711      320,859     353,167     10,329,777     820,359
                                    -----------  ------------   --------   ----------  ----------   ------------  ----------
Ending units                            384,470     2,737,772    170,038      247,300     437,925     15,477,003     897,690
                                    ===========  ============   ========   ==========  ==========   ============  ==========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                      Growth        Growth        Mid Cap        Asset        Global                      Growth-
                                    and Income    and Income       Value      Allocation      Growth        Growth        Income
                                     Portfolio     Portfolio     Portfolio       Fund          Fund          Fund          Fund
                                    (Class II)    (Class VC)    (Class VC)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income (loss)    $    402,407  $    184,670  $   (419,115) $  2,287,414  $   (414,098) $   (359,463) $  1,240,421
   Net realized gains (losses)        9,908,013     8,144,135     6,596,591       197,942       137,784       321,680     1,133,231
   Change in net unrealized
      appreciation (depreciation)
      of investments                  7,777,552    11,149,486     8,611,831    28,482,730    31,757,771    36,971,507    37,474,660
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
   Increase (decrease) in net
      assets from operations         18,087,972    19,478,291    14,789,307    30,968,086    31,481,457    36,933,724    39,848,312
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
From capital transactions:
      Net proceeds from units
         sold                        12,069,474    11,224,795    11,964,628    17,573,618    16,964,885    20,060,523    27,031,723
      Cost of units redeemed         (7,414,261)   (8,193,367)   (6,098,153)  (10,423,615)   (6,395,912)   (8,902,743)  (15,525,315)
      Net transfers                  51,206,976    33,877,085    39,341,805    46,681,262    50,042,028    44,625,590    76,115,384
      Contract maintenance charge             0             0             0             0             0             0             0
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
   Increase (decrease) in net
      assets from capital
      transactions                   55,862,189    36,908,513    45,208,280    53,831,265    60,611,001    55,783,370    87,621,792
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets    73,950,161    56,386,804    59,997,587    84,799,351    92,092,458    92,717,094   127,470,104
Net assets at beginning of period    88,359,318   101,751,623    70,971,529   135,479,401    78,648,361   119,536,271   215,972,523
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period        $162,309,479  $158,138,427  $130,969,116  $220,278,752  $170,740,819  $212,253,365  $343,442,627
                                   ============  ============  ============  ============  ============  ============  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           878,912       931,202       871,780     1,228,285       930,275     1,082,491     1,660,883
   Units redeemed                      (536,100)     (671,275)     (439,537)     (720,076)     (349,646)     (481,217)     (950,866)
   Units transferred                  3,734,307     2,810,440     2,863,966     3,246,530     2,752,152     2,429,522     4,691,486
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in units
   outstanding                        4,077,119     3,070,367     3,296,209     3,754,739     3,332,781     3,030,796     5,401,503
Beginning units                       7,005,529     8,950,812     5,757,573    10,281,648     4,950,458     7,551,610    14,472,601
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Ending units                         11,082,648    12,021,179     9,053,782    14,036,387     8,283,239    10,582,406    19,874,104
                                   ============  ============  ============  ============  ============  ============  ============

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Polaris Plus, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of seventy-seven variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following:
     (1) the nine currently available Class 1 and Class 3 investment portfolios of Anchor Series Trust ("Anchor Trust"), (2) the fifty-nine currently available Class 1 and Class 3 investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"), (3) the three currently available Class II investment portfolios of Van Kampen Life Investment Trust ("Van Kampen Trust"), (4) the two currently available Class VC investment portfolios of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund"), or (5) the four currently available Class 2 investment portfolios of American Fund Insurance Series ("American Series"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares in the American Series, the Class II shares in the Van Kampen Trust, and the Class 3 shares in the Anchor Trust and the SunAmerica Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC shares of the Lord Abbett Fund are not subject to 12b-1 fees.

     The Anchor Trust, the SunAmerica Trust, the Van Kampen Trust, the Lord Abbett Fund and the American Series (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust and SunAmerica Trust are affiliated investment companies. Participants may elect to have payments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

     On November 17, 2006, pursuant to an order granted by the Securities and Exchange Commission in the United States of America, the Equity Income Portfolio (Class 1) of the SunAmerica Trust was replaced by the Davis Venture Value Portfolio (Class 1) of the SunAmerica Trust. As a result, on that date, the Variable Accounts that invested in the Equity Income Portfolio were substituted into the Davis Venture Value Portfolio. The substitution was a tax-free reorganization.

     Prior to August 15, 2006, the Van Kampen Strategic Growth Portfolio was named Van Kampen Emerging Growth Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     RECLASSIFICATION: Prior year balances have been reclassified to conform with the current year presentation. Such reclassification had no effect on net assets and the increase (decrease) in net assets.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The Polaris Plus and Polaris II A-Class Platinum Series contracts provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% for the Polaris Plus product and 0.50% for the Polaris II A-Class Platinum Series product, of any amount withdrawn that exceed the free withdrawal amount and are recorded as a redemption in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the Polaris II Asset Management and Polaris II A-Class contracts.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee for Polaris II A-Class Platinum is charged $35 per contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the Polaris Plus, Polaris II Asset Manager, and Polaris II A-Class contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows: Polaris Plus, 0.85% or 1.25%, Polaris II Asset Manager and Polaris II A-Class, 0.85% or 1.10%, and Polaris II A-Class Platinum, 0.85% or 1.10%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Polaris Plus, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is either 0.15% or 0.30% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     MARKETLOCK FEE: The optional MarketLock feature provides a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Polaris II A-Class Platinum Series. The annual fee is 0.50% of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     SALES CHARGE: For the Polaris II A-Class and the Polaris II A-Class Platinum Series products, an up-front sales charge may be applied against the gross purchase payments made on the contract. The sales charge ranges from 0.50% to 5.75% of the gross purchase payment invested, depending on the investment amount, and is paid to the Company. The net proceeds from units sold are recorded in the accompanying Statement of Changes in Net Assets.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2007 consist of the following:

                                                             Cost of Shares   Proceeds from
Variable Accounts                                               Acquired       Shares Sold
-----------------                                            --------------   -------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                           $ 2,523,742     $ 3,321,575
Capital Appreciation Portfolio (Class 1)                        10,497,052       9,963,908
Government and Quality Bond Portfolio (Class 1)                 12,998,637      10,558,945
Growth Portfolio (Class 1)                                      13,499,996       8,566,852
Asset Allocation Portfolio (Class 3) (1)                         1,522,898         115,844
Capital Appreciation Portfolio (Class 3) (1)                    42,490,456          22,888
Government and Quality Bond Portfolio (Class 3) (1)             28,226,821         189,781
Growth Portfolio (Class 3) (1)                                   1,905,682         140,876
Natural Resources Portfolio (Class 3) (1)                        2,285,745          48,370

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                             Cost of Shares   Proceeds from
Variable Accounts                                               Acquired       Shares Sold
-----------------                                            --------------   -------------
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                          $ 1,153,092     $ 2,946,903
Alliance Growth Portfolio (Class 1)                              1,098,659      13,753,029
Blue Chip Growth Portfolio (Class 1)                               232,913         231,996
Cash Management Portfolio (Class 1)                             23,049,653      18,812,048
Corporate Bond Portfolio (Class 1)                              14,900,439       5,231,231
Davis Venture Value Portfolio (Class 1)                         14,284,915      11,783,229
Dogs of Wall Street Portfolio (Class 1)                            562,060       1,360,327
Emerging Markets Portfolio (Class 1)                             5,307,451       4,840,359
Equity Income Portfolio (Class 1)                                2,336,314       6,044,067
Equity Index Portfolio (Class 1)                                   566,386       7,580,990
Federated American Leaders Portfolio (Class 1)                   1,982,336       3,524,171
Global Bond Portfolio (Class 1)                                  4,066,091       2,035,005
Global Equities Portfolio (Class 1)                              1,884,322       2,478,000
Goldman Sachs Research Portfolio (Class 1)                         484,809         535,060
Growth-Income Portfolio (Class 1)                                2,032,969      11,683,356
Growth Opportunities Portfolio (Class 1)                           415,021         429,888
High-Yield Bond Portfolio (Class 1)                              5,572,505       2,839,421
International Diversified Equities Portfolio (Class 1)           2,387,635       2,039,250
International Growth & Income Portfolio (Class 1)                7,916,864       3,213,413
MFS Massachusetts Investors Trust Portfolio (Class 1)              208,701       1,055,535
MFS Mid-Cap Growth Portfolio (Class 1)                             456,127         759,123
MFS Total Return Portfolio (Class 1)                            23,066,442       7,353,957
Putnam Growth: Voyager Portfolio (Class 1)                         615,384       5,823,862
Real Estate Portfolio (Class 1)                                  6,892,834       4,011,566
Small Company Value Portfolio (Class 1)                          1,553,265       2,105,143
SunAmerica Balanced Portfolio (Class 1)                          1,402,886       8,988,406
Technology Portfolio (Class 1)                                       9,155          62,737
Telecom Utility Portfolio (Class 1)                                664,838         901,981
Worldwide High Income Portfolio (Class 1)                        1,783,365       1,347,126
Aggressive Growth Portfolio (Class 3) (1)                          306,552          22,839
Alliance Growth Portfolio (Class 3) (1)                         12,414,982           9,931
Blue Chip Growth Portfolio (Class 3) (1)                           342,100         162,917
Cash Management Portfolio (Class 3) (1)                          4,607,787       2,066,907
Corporate Bond Portfolio (Class 3) (1)                          40,632,973         150,697
Davis Venture Value Portfolio (Class 3) (1)                     35,432,394           1,597
Dogs of Wall Street Portfolio (Class 3) (1)                        269,031          34,317
Emerging Markets Portfolio (Class 3) (1)                         1,858,713           3,854
Federated American Leaders Portfolio (Class 3) (1)                 578,701          10,493
Foreign Value Portfolio (Class 3) (1)                           15,459,221          42,495
Global Bond Portfolio (Class 3) (1)                              2,647,304          41,266

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                             Cost of Shares   Proceeds from
Variable Accounts                                               Acquired       Shares Sold
-----------------                                            --------------   -------------
SUNAMERICA TRUST:
Global Equities Portfolio (Class 3) (1)                        $  1,263,713    $    82,520
Goldman Sachs Research Portfolio (Class 3) (1)                      926,458         25,736
Growth-Income Portfolio (Class 3) (1)                             1,130,135         83,085
Growth Opportunities Portfolio (Class 3) (1)                        493,943         10,980
High-Yield Bond Portfolio (Class 3) (1)                           6,853,625         58,014
International Diversified Equities Portfolio (Class 3) (1)        2,039,247          4,355
International Growth & Income Portfolio (Class 3) (1)             6,320,076         75,145
Marsico Growth Portfolio (Class 3) (1)                            2,191,303        118,171
MFS Massachusetts Investors Trust Portfolio (Class 3) (1)           164,206          1,416
MFS Mid-Cap Growth Portfolio (Class 3) (1)                          858,435         77,045
MFS Total Return Portfolio (Class 3) (1)                         43,692,159         17,659
Putnam Growth: Voyager Portfolio (Class 3) (1)                      127,157         48,130
Real Estate Portfolio (Class 3) (1)                               4,020,421         87,753
Small & Mid Cap Value Portfolio (Class 3) (1)                     9,479,810          3,577
Small Company Value Portfolio (Class 3) (1)                       3,258,787         27,192
SunAmerica Balanced Portfolio (Class 3) (1)                         752,252         63,374
Technology Portfolio (Class 3) (1)                                   49,457         11,720
Telecom Utility Portfolio (Class 3) (2)                              32,208             10
Worldwide High Income Portfolio (Class 3) (1)                     1,523,973         11,332

VAN KAMPEN TRUST:
Comstock Portfolio (Class II)                                  $ 80,131,379    $ 9,675,480
Strategic Growth Portfolio (Class II)                             1,776,381      1,861,407
Growth and Income Portfolio (Class II)                           84,237,634      8,814,530

LORD ABBETT FUND:
Growth and Income Portfolio (Class VC)                         $ 55,380,586    $ 8,058,509
Mid-Cap Value Portfolio (Class VC)                               29,207,737      8,699,281

AMERICAN FUND INSURANCE SERIES:
Asset Allocation Fund (Class 2)                                $ 82,068,248    $ 8,382,864
Global Growth Fund (Class 2)                                     91,826,322      6,474,895
Growth Fund (Class 2)                                            63,415,884     11,843,127
Growth-Income Fund (Class 2)                                    129,404,431     15,276,040

(1)  For the period from May 1, 2006 (inception) to April 30, 2007

(2)  For the period from August 28, 2006 (inception) to April 30, 2007

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   SUBSEQUENT EVENTS

     Effective May 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Trusts from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Trusts, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning May 1, 2007, with no impact on the total increase (decrease) in net assets from operations.

     Effective May 1, 2007, the Federated American Leaders Portfolio will be named Equity Opportunities Portfolio, the Marsico Growth Portfolio will be named Marsico Focused Growth Portfolio, the MFS Mid-Cap Growth Portfolio will be named Mid-Cap Growth Portfolio, the SunAmerica Balanced Portfolio will be named Balanced Portfolio, the Putnam Growth: Voyager Portfolio will be named Fundamental Growth Portfolio and the Goldman Sachs Research Portfolio will be named Capital Growth Portfolio.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2007, 2006, 2005, 2004 and 2003 follows:

                          At April 30                                 For the Year Ended April 30
          --------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                   Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets        Lowest         Income            Lowest to
   Year      Units      Highest ($) (5)        ($)       to Highest (1)    Ratio (2)         Highest (3)
   ----   ----------   -----------------   -----------   --------------   ----------   ----------------------
Asset Allocation Portfolio (Class 1)
   2007      916,119   15.44 to 26.98(6)    18,467,182   0.85% to 1.25%        3.16%      10.59% to 10.74%(7)
   2006      949,755   13.94 to 24.40(6)    17,818,596   0.85% to 1.25%        2.99%       9.93% to 10.37%(7)
   2005      971,032   11.78 to 22.20(6)    17,336,407   0.85% to 1.25%        2.73%           5.86% to 6.28%
   2004      999,662   11.08 to 20.97(6)    17,626,445   0.85% to 1.25%        3.34%         18.44% to 18.91%
   2003      842,182       9.27 to 17.70    12,636,500   0.85% to 1.25%        3.89%         -3.43% to -3.05%

Capital Appreciation Portfolio (Class 1)
   2007    8,114,213   14.92 to 47.00(6)   135,629,169   0.85% to 1.25%        0.14%           9.24% to 9.68%
   2006    7,778,119   13.61 to 43.03(6)   122,002,595   0.85% to 1.25%        0.27%         25.96% to 26.47%
   2005    6,202,015   10.76 to 34.16(6)    83,487,910   0.85% to 1.25%        0.00%           0.37% to 0.78%
   2004    4,540,534   10.68 to 34.03(6)    68,288,994   0.85% to 1.25%        0.00%         22.49% to 23.00%
   2003    3,312,355       6.42 to 27.78    45,411,415   0.85% to 1.25%        0.00%       -12.32% to -11.97%

Government and Quality Bond Portfolio (Class 1)
   2007    5,953,394   13.95 to 18.08(6)    87,861,069   0.85% to 1.25%        3.65%           5.23% to 5.65%
   2006    5,852,159   13.20 to 17.18(6)    83,089,300   0.85% to 1.25%        3.77%         -1.00% to -0.60%
   2005    5,005,538   13.28 to 17.35(6)    74,583,311   0.85% to 1.25%        4.64%           3.27% to 3.69%
   2004    4,538,622   12.81 to 16.80(6)    68,841,287   0.85% to 1.25%        4.04%          -0.18% to 0.22%
   2003    4,435,309      12.25 to 16.83    69,894,786   0.85% to 1.25%        3.39%           7.20% to 7.63%

Growth Portfolio (Class 1)
   2007    5,772,736   13.45 to 37.31(6)    86,859,847   0.85% to 1.25%        0.61%         11.97% to 12.41%
   2006    5,763,643   11.97 to 33.32(6)    79,074,823   0.85% to 1.25%        0.82%          17.64 to 18.11%
   2005    4,488,033   10.13 to 28.33(6)    56,478,498   0.85% to 1.25%        0.53%           5.42% to 5.85%
   2004    3,178,645    9.57 to 26.87(6)    43,263,936   0.85% to 1.25%        0.47%         24.05% to 24.56%
   2003    2,185,613       6.55 to 21.66    27,512,769   0.85% to 1.25%        0.41%       -15.55% to -15.22%

Asset Allocation Portfolio (Class 3)
   2007      103,436      14.17 to 14.39     1,488,630   0.85% to 1.10%        1.64%   10.61%(9) to 10.95%(9)
   2006           --                  --            --              --            --                       --
   2005           --                  --            --              --            --                       --
   2004           --                  --            --              --            --                       --
   2003           --                  --            --              --            --                       --

Capital Appreciation Portfolio (Class 3)
   2007    3,085,252      14.64 to 14.89    45,912,750   0.85% to 1.10%        0.00%     9.53%(9) to 9.82%(9)
   2006           --                  --            --              --            --                       --
   2005           --                  --            --              --            --                       --
   2004           --                  --            --              --            --                       --
   2003           --                  --            --              --            --                       --

Government and Quality Bond Portfolio (Class 3)
   2007    2,044,042      13.70 to 13.91    28,430,845   0.85% to 1.10%        1.30%     5.45%(9) to 5.71%(9)
   2006           --                  --            --              --            --                       --
   2005           --                  --            --              --            --                       --
   2004           --                  --            --              --            --                       --
   2003           --                  --            --              --            --                       --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                          At April 30                                 For the Year Ended April 30
          --------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                   Expense Ratio   Investment        Total Return
                           Lowest to       Net Assets        Lowest         Income            Lowest to
   Year      Units      Highest ($) (5)        ($)       to Highest (1)    Ratio (2)         Highest (3)
   ----   ----------   -----------------   -----------   --------------   ----------   ----------------------
Growth Portfolio (Class 3)
   2007      143,500      13.21 to 13.42     1,925,911   0.85% to 1.10%        0.24%   12.29%(9) to 12.64%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

Natural Resources Portfolio (Class 3)
   2007      226,414      11.11 to 11.14     2,521,228   0.85% to 1.10%        0.18%   11.12%(9) to 11.36%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

Aggressive Growth Portfolio (Class 1)
   2007      686,222   11.87 to 19.61(6)    11,523,478   0.85% to 1.25%        0.10%         12.60% to 13.05%
   2006      779,379   10.50 to 17.41(6)    11,882,825   0.85% to 1.25%        0.00%         22.91% to 23.40%
   2005      904,750    8.51 to 14.17(6)    11,620,263   0.85% to 1.25%        0.00%       9.63% to 10.06%(7)
   2004      983,125    7.73 to 12.92(6)    11,702,361   0.85% to 1.25%        0.00%         22.07% to 22.56%
   2003      961,812       4.13 to 10.59     9,544,290   0.85% to 1.25%        0.24%       -18.98% to -18.65%

Alliance Growth Portfolio (Class 1)
   2007    2,189,625    8.53 to 35.16(6)    47,489,197   0.85% to 1.25%        0.13%           2.03% to 2.44%
   2006    2,713,134    8.32 to 34.46(6)    59,181,349   0.85% to 1.25%        0.38%         27.10% to 27.61%
   2005    3,450,927    6.52 to 27.12(6)    60,549,487   0.85% to 1.25%        0.33%        1.04% to 1.45%(7)
   2004    4,391,660    6.43 to 26.84(6)    75,292,292   0.85% to 1.25%        0.25%         11.80% to 12.25%
   2003    4,857,901       4.77 to 24.00    72,130,071   0.85% to 1.25%        0.30%       -16.24% to -15.90%

Blue Chip Growth Portfolio (Class 1)
   2007      289,877        6.39 to 6.49     1,878,739   0.85% to 1.10%        0.25%          9.97% to 10.25%
   2006      288,625        5.81 to 5.88     1,696,323   0.85% to 1.10%        0.56%         10.92% to 11.20%
   2005      268,342        5.24 to 5.29     1,418,582   0.85% to 1.10%        0.16%         -1.71% to -1.46%
   2004      201,429        5.33 to 5.37     1,080,772   0.85% to 1.10%        0.16%         16.36% to 16.65%
   2003      165,075        4.58 to 4.60       759,737   0.85% to 1.10%        0.26%       -18.61% to -18.39%

Cash Management Portfolio (Class 1)
   2007    1,908,753   11.68 to 13.86(6)    23,875,174   0.85% to 1.25%        2.55%           3.63% to 4.04%
   2006    1,566,098   11.23 to 13.37(6)    19,153,946   0.85% to 1.25%        0.86%           2.15% to 2.56%
   2005    1,660,970   10.94 to 13.09(6)    20,569,647   0.85% to 1.25%        0.77%           0.09% to 0.49%
   2004    1,634,270   10.89 to 13.08(6)    20,444,351   0.85% to 1.25%        2.09%         -0.69% to -0.29%
   2003    1,922,742      10.54 to 13.17    24,491,587   0.85% to 1.25%        3.63%          -0.11% to 0.29%

Corporate Bond Portfolio (Class 1)
   2007    5,762,823   15.12 to 18.75(6)    88,117,103   0.85% to 1.25%        4.34%           7.31% to 7.74%
   2006    5,268,308   14.03 to 17.48(6)    75,119,224   0.85% to 1.25%        4.39%           1.40% to 1.81%
   2005    3,499,746   13.78 to 17.23(6)    49,923,331   0.85% to 1.25%        4.75%           3.86% to 4.28%
   2004    1,994,520   13.21 to 16.59(6)    28,487,187   0.85% to 1.25%        5.35%           6.12% to 6.55%
   2003    1,170,704      12.33 to 15.64    16,712,027   0.85% to 1.25%        5.94%           8.90% to 9.34%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                            At April 30                            For the Year Ended April 30
          --------------------------------------------   --------------------------------------------------
                        Unit Fair Value                  Expense Ratio    Investment      Total Return
                           Lowest to        Net Assets       Lowest         Income          Lowest to
   Year     Units       Highest ($) (5)        ($)       to Highest (1)   Ratio (2)        Highest (3)
   ----   ---------   ------------------   -----------   --------------   ----------   --------------------
Davis Venture Value Portfolio (Class 1)
   2007   8,070,942    16.39 to 41.73(6)   148,405,314   0.85% to 1.25%      0.98%         13.90% to 14.35%
   2006   7,926,993    14.34 to 36.64(6)   127,172,101   0.85% to 1.25%      0.96%         16.03% to 16.50%
   2005   6,547,997    12.31 to 31.58(6)    94,709,800   0.85% to 1.25%      0.85%       8.59% to 9.02% (7)
   2004   5,513,260    11.29 to 29.08(6)    77,506,131   0.85% to 1.25%      0.77%         30.20% to 30.72%
   2003   4,665,711       7.87 to 22.34     51,742,583   0.85% to 1.25%      0.65%       -13.03% to -12.68%

"Dogs" of Wall Street Portfolio (Class 1)
   2007     373,356       13.68 to 15.91     5,265,702   0.85% to 1.25%      2.40%         16.44% to 16.90%
   2006     449,685       11.75 to 13.61     5,417,029   0.85% to 1.25%      2.52%           5.77% to 6.19%
   2005     573,762       11.11 to 12.82     6,504,889   0.85% to 1.25%      2.44%       1.80% to 2.20% (7)
   2004     678,245       10.91 to 12.54     7,512,954   0.85% to 1.25%      2.52%     24.60% to 25.10% (7)
   2003     733,143        8.76 to 10.02     6,528,585   0.85% to 1.25%      1.90%       -13.94% to -13.59%

Emerging Markets Portfolio (Class 1)
   2007     705,715       21.28 to 26.06    16,152,724   0.85% to 1.25%      0.95%         16.26% to 16.72%
   2006     814,147       18.30 to 22.33    15,776,403   0.85% to 1.25%      0.28%         63.38% to 64.03%
   2005     636,170       11.20 to 13.61     7,347,341   0.85% to 1.25%      1.01%         23.01% to 23.50%
   2004     767,783        9.11 to 11.02     7,158,565   0.85% to 1.25%      0.00%         49.25% to 49.84%
   2003     632,213         6.10 to 7.35     3,999,291   0.85% to 1.25%      0.29%      -17.16% to -16.84 %

Equity Income Portfolio (Class 1)
   2007          --                   --            --               --        --                        --
   2006     427,496       12.86 to 12.94     5,499,195   0.85% to 1.25%      1.73%      8.62% to 13.44% (7)
   2005     603,319                11.34     6,841,407            1.25%      1.33%                    5.63%
   2004     792,665                10.73     8,509,172            1.25%      1.53%                   19.71%
   2003     758,827                 8.97     6,804,963            1.25%      2.03%                  -14.39%

Equity Index Portfolio (Class 1)
   2007   2,345,019                10.98    25,756,567            1.25%      1.56%                   13.14%
   2006   3,059,876                 9.71    29,704,711            1.25%      1.60%                   13.47%
   2005   4,114,983                 8.56    35,204,686            1.25%      1.10%                    4.45%
   2004   5,140,659                 8.19    42,104,093            1.25%      1.01%                   20.56%
   2003   5,344,702                 6.79    36,310,699            1.25%      1.07%                  -14.70%

Federated American Leaders (Class 1)
   2007   1,550,960    13.55 to 21.47(6)    22,389,453   0.85% to 1.25%      1.63%         11.61% to 12.05%
   2006   1,671,136    12.09 to 19.24(6)    21,804,571   0.85% to 1.25%      1.55%         11.45% to 11.90%
   2005   1,522,266    10.81 to 17.26(6)    18,567,050   0.85% to 1.25%      1.42%           6.00% to 6.43%
   2004   1,306,284    10.15 to 16.29(6)    15,889,240   0.85% to 1.25%      1.43%         23.31% to 23.81%
   2003   1,047,833       8.16 to 13.21     10,910,210   0.85% to 1.25%      1.16%       -17.15% to -16.81%

Global Bond Portfolio (Class 1)
   2007     818,750    13.60 to 18.63(6)    12,192,862   0.85% to 1.25%      9.13%       2.82% to 3.23% (7)
   2006     737,348    13.18 to 18.12(6)    10,985,195   0.85% to 1.25%      3.23%       2.47% to 2.88% (7)
   2005     632,442    12.81 to 17.68(6)     9,740,574   0.85% to 1.25%      0.00%           4.17% to 4.59%
   2004     577,668    12.25 to 16.98(6)     9,081,423   0.85% to 1.25%      0.00%           0.75% to 1.16%
   2003     557,751      12.04 to 16.85      9,012,858   0.85% to 1.25%      1.64%           6.63% to 7.06%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                            At April 30                             For the Year Ended April 30
          --------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                  Expense Ratio    Investment       Total Return
                           Lowest to        Net Assets      Lowest          Income           Lowest to
   Year     Units       Highest ($) (5)         ($)      to Highest (1)    Ratio (2)        Highest (3)
   ----   ---------   ------------------   -----------   --------------   ----------   ----------------------
Global Equities Portfolio (Class 1)
   2007     697,578    11.59 to 26.14(6)    12,617,488   0.85% to 1.25%      0.89%           16.51% to 16.98%
   2006     703,263     9.91 to 22.43(6)    11,363,594   0.85% to 1.25%      0.26%           34.21% to 34.75%
   2005     731,337     7.35 to 16.71(6)     9,402,833   0.85% to 1.25%      0.32%         5.56% to 5.98% (7)
   2004     919,029     6.94 to 15.83(6)    11,020,629   0.85% to 1.25%      0.25%           20.36% to 20.84%
   2003   1,037,728       5.71 to 13.16     10,038,817   0.85% to 1.25%      0.00%         -19.14% to -18.82%

Goldman Sachs Research Portfolio (Class 1)
   2007     247,323         8.66 to 8.80     2,174,280   0.85% to 1.10%      0.31%           14.30% to 14.58%
   2006     248,835         7.58 to 7.68     1,909,317   0.85% to 1.10%      0.45%           16.75% to 17.04%
   2005     178,277         6.49 to 6.56     1,168,750   0.85% to 1.10%      0.00%             1.68% to 1.93%
   2004     127,558         6.39 to 6.44       820,456   0.85% to 1.10%      0.00%           22.42% to 22.73%
   2003      86,857         5.22 to 5.24       455,203   0.85% to 1.10%      0.00%         -14.09% to -13.87%

Growth-Income Portfolio (Class 1)
   2007   2,172,631    10.92 to 34.00(6)    46,157,588   0.85% to 1.25%      0.75%         8.88% to 9.32% (7)
   2006   2,508,957     9.99 to 31.22(6)    51,800,247   0.85% to 1.25%      0.56%           16.84% to 17.30%
   2005   3,029,829     8.51 to 26.72(6)    56,491,767   0.85% to 1.25%      0.72%             1.56% to 1.97%
   2004   3,720,474     8.35 to 26.31(6)    68,815,280   0.85% to 1.25%      0.93%           19.14% to 19.62%
   2003   4,056,149        6.41 to 22.09    61,581,722   0.85% to 1.25%      0.96%         -14.11% to -13.76%

Growth Opportunities Portfolio (Class 1)
   2007     181,505         5.97 to 6.23     1,085,841   0.85% to 1.10%      0.00%           -0.92% to -0.68%
   2006     183,198         6.01 to 6.28     1,104,632   0.85% to 1.10%      0.00%           36.75% to 37.11%
   2005      65,458         4.38 to 4.60       287,334   0.85% to 1.10%      0.00%           -0.83% to -0.59%
   2004      58,482         4.41 to 4.63       258,640   0.85% to 1.10%      0.00%           20.89% to 21.23%
   2003      48,330         3.64 to 3.83       175,830   0.85% to 1.10%      0.00%         -27.41% to -26.86%

High-Yield Bond Portfolio (Class 1)
   2007   1,264,402    15.95 to 22.09(6)    20,788,545   0.85% to 1.25%      7.63%       10.90% to 11.06% (7)
   2006   1,158,420    14.36 to 19.92(6)    17,292,845   0.85% to 1.25%      9.75%       15.09% to 15.55% (7)
   2005   1,106,694    12.02 to 17.31(6)    14,737,078   0.85% to 1.25%      8.64%       12.08% to 12.53% (7)
   2004     974,758    10.68 to 15.44(6)    12,031,008   0.85% to 1.25%      6.43%           18.15% to 18.62%
   2003     638,229       8.97 to 13.07      7,178,636   0.85% to 1.25%     14.87%             2.57% to 2.98%

International Diversified Equities Portfolio (Class 1)
   2007     812,228    16.02 to 17.08(6)    10,099,384   0.85% to 1.25%      0.41%       15.00% to 15.42% (7)
   2006     749,276    13.93 to 14.80(6)     8,378,646   0.85% to 1.25%      1.44%       33.28% to 33.81% (7)
   2005     649,657    10.45 to 11.07(6)     5,681,049   0.85% to 1.25%      2.04%     7.55%(8) to 10.90% (7)
   2004     661,289      6.16 to 9.42(6)     5,345,355   0.85% to 1.25%      4.03%           32.11% to 32.64%
   2003     584,446        4.62 to 7.13      3,655,991   0.85% to 1.25%      0.00%         -30.32% to -30.04%

International Growth & Income Portfolio (Class 1)
   2007   1,930,818    16.29 to 20.69(6)    33,618,066   0.85% to 1.25%      1.26%           17.01% to 17.48%
   2006   1,624,150    13.87 to 17.68(6)    24,427,654   0.85% to 1.25%      0.81%           34.94% to 35.48%
   2005   1,461,032    10.24 to 13.10(6)    16,531,318   0.85% to 1.25%      1.18%       12.29% to 12.74% (7)
   2004   1,368,132     9.08 to 11.67(6)    13,930,099   0.85% to 1.25%      1.31%           36.02% to 36.57%
   2003   1,447,371        5.97 to 8.58     10,734,722   0.85% to 1.25%      0.61%         -22.08% to -21.76%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                           At April 30                             For the Year Ended April 30
          ---------------------------------------------   --------------------------------------------------
                         Unit Fair Value                  Expense Ratio    Investment      Total Return
                            Lowest to        Net Assets      Lowest          Income          Lowest to
   Year      Units       Highest ($) (5)         ($)      to Highest (1)   Ratio (2)        Highest (3)
   ----   ----------   ------------------   -----------   --------------   ----------   --------------------
MFS Massachusetts Investors Trust Portfolio (Class 1)
   2007      571,906       11.43 to 11.61     6,629,932   0.85% to 1.10%      0.70%         12.29% to 12.57%
   2006      651,510       10.18 to 10.31     6,711,198   0.85% to 1.10%      0.76%         16.12% to 16.41%
   2005      734,202         8.77 to 8.86     6,498,005   0.85% to 1.10%      0.81%           8.60% to 8.88%
   2004      896,493         8.07 to 8.14     7,288,167   0.85% to 1.10%      0.80%         15.30% to 15.59%
   2003      992,326         7.00 to 7.04     6,981,443   0.85% to 1.10%      0.91%       -14.63% to -14.42%

MFS Mid-Cap Growth Portfolio (Class 1)
   2007      432,792         9.34 to 9.49     4,101,234   0.85% to 1.10%      0.00%           2.10% to 2.35%
   2006      462,785         9.15 to 9.27     4,286,330   0.85% to 1.10%      0.00%         21.60% to 21.90%
   2005      464,234         7.53 to 7.60     3,527,481   0.85% to 1.10%      0.00%         -3.17% to -2.93%
   2004      476,821         7.77 to 7.83     3,733,305   0.85% to 1.10%      0.00%         32.81% to 33.15%
   2003      482,982         5.85 to 5.88     2,840,743   0.85% to 1.10%      0.00%       -29.02% to -28.84%

MFS Total Return Portfolio (Class 1)
   2007   10,626,450       16.47 to 16.73   177,627,795   0.85% to 1.10%      2.38%         12.03% to 12.31%
   2006   10,086,264       14.70 to 14.90   150,133,917   0.85% to 1.10%      2.06%           7.31% to 7.57%
   2005    6,985,249       13.70 to 13.85    96,653,891   0.85% to 1.10%      0.18%           7.58% to 7.85%
   2004    4,381,942       12.74 to 12.84    56,227,175   0.85% to 1.10%      4.00%         13.47% to 13.75%
   2003    2,609,969       11.23 to 11.29    29,450,456   0.85% to 1.10%      1.79%         -5.04% to -4.80%

Putnam Growth: Voyager Portfolio (Class 1)
   2007    2,167,678     7.58 to 19.83(6)    24,040,160   0.85% to 1.25%      0.02%           4.32% to 4.74%
   2006    2,549,419     7.24 to 19.01(6)    28,011,037   0.85% to 1.25%      0.61%         15.98% to 16.45%
   2005    2,873,774     6.22 to 16.39(6)    29,214,010   0.85% to 1.25%      0.13%      -2.23% to -1.84%(7)
   2004    2,575,127     6.33 to 16.77(6)    31,102,195   0.85% to 1.25%      0.25%         15.09% to 15.56%
   2003    2,441,491        5.05 to 14.57    27,931,800   0.85% to 1.25%      0.20%       -16.94% to -16.60%

Real Estate Portfolio (Class 1)
   2007      589,555       33.68 to 40.11    22,020,106   0.85% to 1.25%      1.24%         25.16% to 25.66%
   2006      561,998       26.91 to 31.92    16,598,621   0.85% to 1.25%      1.81%         29.08% to 29.59%
   2005      491,780       20.85 to 24.63    10,901,751   0.85% to 1.25%      2.52%      31.30% to 31.83%(7)
   2004      455,290       15.88 to 18.68     7,548,327   0.85% to 1.25%      2.34%      25.05% to 25.56%(7)
   2003      414,863       12.70 to 14.88     5,468,503   0.85% to 1.25%      2.55%           3.52% to 3.94%

Small Company Value Portfolio (Class 1)
   2007      340,916       20.69 to 29.13     9,928,447   0.85% to 1.25%      0.01%           7.15% to 7.58%
   2006      384,470       19.23 to 27.19    10,450,373   0.85% to 1.25%      6.09%         32.88% to 33.41%
   2005      456,861       14.41 to 20.46     9,345,792   0.85% to 1.25%      0.00%         15.28% to 15.74%
   2004      495,118       12.45 to 17.75     8,786,020   0.85% to 1.25%      0.00%         34.71% to 35.25%
   2003      458,325        9.21 to 13.18     6,037,265   0.85% to 1.25%      0.00%       -20.75% to -20.45%

SunAmerica Balanced Portfolio (Class 1)
   2007    2,217,107    10.18 to 17.45(6)    35,003,995   0.85% to 1.25%      2.76%         11.47% to 11.92%
   2006    2,737,772     9.10 to 15.66(6)    39,283,815   0.85% to 1.25%      2.52%           6.73% to 7.15%
   2005    3,519,306     8.49 to 14.67(6)    48,101,607   0.85% to 1.25%      1.56%        3.02% to 3.44%(7)
   2004    4,282,718     8.21 to 14.24(6)    57,607,133   0.85% to 1.25%      2.24%          9.90% to 10.35%
   2003    4,597,911       6.43 to 12.96     56,393,035   0.85% to 1.25%      3.07%         -9.38% to -9.02%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                           At April 30                               For the Year Ended April 30
          -------------------------------------------   ------------------------------------------------------
                        Unit Fair Value                 Expense Ratio    Investment        Total Return
                           Lowest to       Net Assets       Lowest         Income            Lowest to
   Year     Units       Highest ($) (5)        ($)      to Highest (1)    Ratio (2)         Highest (3)
   ----   ---------   ------------------   ----------   --------------   ----------   ------------------------
Technology Portfolio (Class 1)
   2007     147,503         2.41 to 2.45      360,403   0.85% to 1.10%      0.00%               1.20% to 1.45%
   2006     170,038         2.38 to 2.41      409,580   0.85% to 1.10%      0.00%             16.64% to 16.93%
   2005     140,711         2.04 to 2.06      289,994   0.85% to 1.10%      0.00%             -5.35% to -5.11%
   2004     121,974         2.16 to 2.17      264,982   0.85% to 1.10%      0.00%             19.47% to 19.77%
   2003      66,761         1.81 to 1.82      121,123   0.85% to 1.10%      0.00%           -27.75% to -27.59%

Telecom Utility Portfolio (Class 1)
   2007     228,872    12.39 to 16.75(6)    3,559,841   0.85% to 1.25%      3.49%             29.03% to 29.65%
   2006     247,300     9.56 to 12.98(6)    3,055,430   0.85% to 1.25%      4.30%             10.50% to 11.25%
   2005     320,859     8.08 to 11.75(6)    3,606,091   0.85% to 1.25%      4.90%          15.64% to 16.47%(7)
   2004     375,895     7.37 to 10.16(6)    3,674,204   0.85% to 1.25%      6.05%          14.63% to 15.08%(7)
   2003     423,820         6.02 to 8.86    3,570,779   0.85% to 1.25%     10.91%           -17.74% to -17.41%

Worldwide High Income Portfolio (Class 1)
   2007     441,898    15.28 to 22.59(6)    7,255,884   0.85% to 1.25%      7.41%               9.53% to 9.97%
   2006     437,925    13.89 to 20.62(6)    6,610,256   0.85% to 1.25%      7.77%             10.07% to 10.51%
   2005     353,167    12.57 to 18.74(6)    5,019,174   0.85% to 1.25%      6.07%               8.28% to 8.72%
   2004     260,053    11.56 to 17.30(6)    3,688,752   0.85% to 1.25%      7.56%              9.98% to 10.43%
   2003     185,292       10.42 to 15.73    2,548,697   0.85% to 1.25%     13.83%               7.13% to 7.56%

Aggressive Growth Portfolio (Class 3)
   2007      27,200       11.67 to 11.84      321,940   0.85% to 1.10%      0.00%      13.05% (9) to 13.31%(9)
   2006          --                   --           --               --        --                            --
   2005          --                   --           --               --        --                            --
   2004          --                   --           --               --        --                            --
   2003          --                   --           --               --        --                            --

Alliance Growth Portfolio (Class 3)
   2007   1,540,187         8.37 to 8.50   13,090,904   0.85% to 1.10%      0.00%        2.62% (9) to 2.89%(9)
   2006          --                   --           --               --        --                            --
   2005          --                   --           --               --        --                            --
   2004          --                   --           --               --        --                            --
   2003          --                   --           --               --        --                            --

Blue Chip Growth Portfolio (Class 3)
   2007      31,532         6.36 to 6.47      204,059   0.85% to 1.10%      0.01%       9.90% (9) to 10.38%(9)
   2006          --                   --           --               --        --                            --
   2005          --                   --           --               --        --                            --
   2004          --                   --           --               --        --                            --
   2003          --                   --           --               --        --                            --

Cash Management Portfolio (Class 3)
   2007     221,901       11.45 to 11.65    2,585,109   0.85% to 1.10%      1.18%        3.06% (9) to 3.78%(9)
   2006          --                   --           --               --        --                            --
   2005          --                   --           --               --        --                            --
   2004          --                   --           --               --        --                            --
   2003          --                   --           --               --        --                            --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                         At April 30                               For the Year Ended April 30
          ----------------------------------------   ------------------------------------------------------
                      Unit Fair Value                 Expense Ratio   Investment         Total Return
                         Lowest to      Net Assets      Lowest to       Income             Lowest to
   Year     Units     Highest ($) (5)       ($)        Highest (1)     Ratio (2)          Highest (3)
   ----   ---------   ---------------   ----------   --------------   ----------   ------------------------
Corporate Bond Portfolio (Class 3)
   2007   2,737,040    14.84 to 15.08   41,252,054   0.85% to 1.10%      2.33%         7.41%(9) to 7.69%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Davis Venture Value Portfolio (Class 3)
   2007   2,334,998    16.09 to 16.35   38,159,680   0.85% to 1.10%      0.47%       14.21%(9) to 14.51%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

"Dogs" of Wall Street Portfolio (Class 3)
   2007      15,406    15.63 to 15.87      244,392   0.85% to 1.10%      1.08%       16.65%(9) to 17.21%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Emerging Markets Portfolio (Class 3)
   2007      78,177    25.63 to 25.99    2,030,305   0.85% to 1.10%      0.43%       15.89%(9) to 16.18%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Federated American Leaders (Class 3)
   2007      44,392    13.31 to 13.51      599,323   0.85% to 1.10%      0.91%       11.80%(9) to 12.09%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Foreign Value Portfolio (Class 3)
   2007   1,412,237    12.17 to 12.20   17,227,088   0.85% to 1.10%      0.51%       21.70%(9) to 21.99%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Global Bond Portfolio (Class 3)
   2007     191,065    13.36 to 13.57    2,590,965   0.85% to 1.10%      5.37%         2.58%(9) to 2.83%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                         At April 30                               For the Year Ended April 30
          ----------------------------------------   ------------------------------------------------------
                      Unit Fair Value                 Expense Ratio   Investment         Total Return
                         Lowest to      Net Assets      Lowest to       Income             Lowest to
   Year     Units     Highest ($) (5)       ($)        Highest (1)     Ratio (2)          Highest (3)
   ----   ---------   ---------------   ----------   --------------   ----------   ------------------------
Global Equities Portfolio (Class 3)
   2007     112,385    11.38 to 11.56    1,298,904   0.85% to 1.10%      0.40%       16.27%(9) to 16.66%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Goldman Sachs Research Portfolio (Class 3)
   2007     111,654      8.63 to 8.77      978,668   0.85% to 1.10%      0.07%       14.37%(9) to 14.75%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Growth-Income Portfolio (Class 3)
   2007     101,291    10.67 to 10.89    1,102,657   0.85% to 1.10%      0.21%         8.52%(9) to 9.30%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

Growth Opportunities Portfolio (Class 3)
   2007      87,358      5.95 to 6.21      520,946   0.85% to 1.10%      0.00%       -0.96%(9) to -0.64%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

High-Yield Bond Portfolio (Class 3)
   2007     450,753    15.20 to 15.42    6,950,276   0.85% to 1.10%      4.12%       10.71%(9) to 10.99%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

International Diversified Equities Portfolio (Class 3)
   2007     215,249    10.40 to 10.56    2,272,248   0.85% to 1.10%      0.16%       14.62%(9) to 14.92%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

International Growth & Income Portfolio (Class 3)
   2007     423,527    16.01 to 16.25    6,879,058   0.85% to 1.10%      0.63%       16.72%(9) to 17.01%(9)
   2006          --                --           --               --         --                           --
   2005          --                --           --               --         --                           --
   2004          --                --           --               --         --                           --
   2003          --                --           --               --         --                           --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                          At April 30                                 For the Year Ended April 30
          --------------------------------------------   ----------------------------------------------------
                        Unit Fair Value                   Expense Ratio   Investment        Total Return
                           Lowest to        Net Assets       Lowest         Income            Lowest to
   Year      Units      Highest ($) (5)        ($)       to Highest (1)    Ratio (2)         Highest (3)
   ----   ----------   -----------------   -----------   --------------   ----------   ----------------------
Marsico Growth Portfolio (Class 3)
   2007      203,598      10.48 to 10.51     2,138,576   0.85% to 1.10%        0.00%     4.80%(9) to 5.06%(9)
   2006          ---                 ---            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

MFS Massachusetts Investors Trust Portfolio (Class 3)
   2007       15,110      11.26 to 11.57       174,212   0.85% to 1.10%        0.21%   12.58%(9) to 12.91%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

MFS Mid-Cap Growth Portfolio (Class 3)
   2007       90,634        9.32 to 9.46       857,521   0.85% to 1.10%        0.00%     2.69%(9) to 2.94%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

MFS Total Return Portfolio (Class 3)
   2007    2,743,739      16.43 to 16.69    45,763,499   0.85% to 1.10%        1.25%   12.13%(9) to 12.42%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

Putnam Growth: Voyager Portfolio (Class 3)
   2007       11,279        7.43 to 7.56        85,279   0.85% to 1.10%        0.00%     4.81%(9) to 5.26%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

Real Estate Portfolio (Class 3)
   2007      102,154      39.37 to 39.99     4,083,352   0.85% to 1.10%        0.58%   26.23%(9) to 26.59%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

Small & Mid Cap Value Portfolio (Class 3)
   2007      908,556      11.44 to 11.47    10,425,086   0.85% to 1.10%        0.05%   14.45%(9) to 14.75%(9)
   2006           --                  --            --               --           --                       --
   2005           --                  --            --               --           --                       --
   2004           --                  --            --               --           --                       --
   2003           --                  --            --               --           --                       --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                          At April 30                                  For the Year Ended April 30
          --------------------------------------------   ------------------------------------------------------
                        Unit Fair Value                   Expense Ratio   Investment         Total Return
                           Lowest to        Net Assets       Lowest         Income             Lowest to
   Year      Units      Highest ($) (5)        ($)       to Highest (1)    Ratio (2)          Highest (3)
   ----   ----------   -----------------   -----------   --------------   ----------   ------------------------
Small Company Value Portfolio (Class 3)
   2007      314,883      10.67 to 10.70     3,367,814   0.85% to 1.10%        0.00%       6.69%(9) to 6.96%(9)
   2006           --                  --            --               --           --                         --
   2005           --                  --            --               --           --                         --
   2004           --                  --            --               --           --                         --
   2003           --                  --            --               --           --                         --

SunAmerica Balanced Portfolio (Class 3)
   2007       72,752       9.97 to 10.15       738,657   0.85% to 1.10%        2.46%      11.39%(9) to 11.95%(9)
   2006           --                  --            --               --           --                         --
   2005           --                  --            --               --           --                         --
   2004           --                  --            --               --           --                         --
   2003           --                  --            --               --           --                         --

Technology Portfolio (Class 3)
   2007       16,146        2.40 to 2.44        39,385   0.85% to 1.10%        0.00%       1.36%(9) to 1.72%(9)
   2006           --                  --            --               --           --                         --
   2005           --                  --            --               --           --                         --
   2004           --                  --            --               --           --                         --
   2003           --                  --            --               --           --                         --

Telecom Utility Portfolio (Class 3)
   2007        2,799      11.41 to 11.57        32,370   0.85% to 1.10%        0.48%   21.19%(10) to 21.26%(10)
   2006           --                  --            --               --           --                         --
   2005           --                  --            --               --           --                         --
   2004           --                  --            --               --           --                         --
   2003           --                  --            --               --           --                         --

Worldwide High Income Portfolio (Class 3)
   2007      102,373      15.01 to 15.23     1,559,010   0.85% to 1.10%        3.60%       9.42%(9) to 9.69%(9)
   2006           --                  --            --               --           --                         --
   2005           --                  --            --               --           --                         --
   2004           --                  --            --               --           --                         --
   2003           --                  --            --               --           --                         --

Comstock Portfolio (Class II)
   2007   19,886,050      15.13 to 15.34   304,736,859   0.85% to 1.10%        1.25%        14.53% to 14.82%(7)
   2006   15,477,003      13.21 to 13.36   206,564,506   0.85% to 1.10%        1.49%           11.07% to 11.35%
   2005   10,329,777      11.89 to 12.00   123,820,013   0.85% to 1.10%        1.21%           10.80% to 11.08%
   2004    4,972,603      10.73 to 10.80    53,666,882   0.85% to 1.10%        1.13%           28.12% to 28.44%
   2003    1,877,262        8.38 to 8.41    15,778,868   0.85% to 1.10%        1.27%         -16.36% to -16.15%

Strategic Growth Portfolio (Class II)
   2007      900,337      10.37 to 10.48     9,424,612   0.85% to 1.10%        0.00%          0.76% to 1.01%(7)
   2006      897,690      10.29 to 10.37     9,304,238   0.85% to 1.10%        0.00%           20.26% to 20.56%
   2005      820,359        8.56 to 8.60     7,054,221   0.85% to 1.10%        0.01%             0.80% to 1.05%
   2004      644,101        8.49 to 8.51     5,481,963   0.85% to 1.10%        0.00%           15.82% to 16.11%
   2003      261,331                7.33     1,916,147   0.85% to 1.10%        0.00%         -22.60% to -22.40%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                          At April 30                                         For the Year
          --------------------------------------------   ------------------------------------------------------
                        Unit Fair Value                   Expense Ratio   Investment         Total Return
                           Lowest to        Net Assets       Lowest         Income             Lowest to
   Year      Units      Highest ($) (5)        ($)       to Highest (1)    Ratio (2)          Highest (3)
   ----   ----------   -----------------   -----------   --------------   ----------   ------------------------
Growth and Income Portfolio (Class II)
   2007   15,346,236      16.57 to 16.82   257,912,123   0.85% to 1.10%        1.60%       14.46% to 14.75% (7)
   2006   11,082,648      14.47 to 14.66   162,309,479   0.85% to 1.10%        1.16%           15.84% to 16.13%
   2005    7,005,529      12.49 to 12.62    88,359,318   0.85% to 1.10%        1.12%           11.56% to 11.84%
   2004    3,280,374      11.20 to 11.29    36,998,962   0.85% to 1.10%        1.11%           24.39% to 24.70%
   2003    1,101,314        9.00 to 9.05     9,962,263   0.85% to 1.10%        1.13%         -16.45% to -16.24%

Growth and Income Portfolio (Class VC)
   2007   14,981,110      14.50 to 14.68   219,759,130   0.85% to 1.10%        1.25%       11.24% to 11.52% (7)
   2006   12,021,179      13.03 to 13.16   158,138,427   0.85% to 1.10%        0.99%           15.44% to 15.73%
   2005    8,950,812      11.29 to 11.37   101,751,623   0.85% to 1.10%        0.90%             6.50% to 6.76%
   2004    4,562,992      10.60 to 10.65    48,589,564   0.85% to 1.10%        0.65%           24.13% to 24.44%
   2003    1,144,287        8.54 to 8.56     9,794,470   0.85% to 1.10%        0.67%         -14.60% to -14.39%

Mid Cap Value Portfolio (Class VC)
   2007    9,734,214      16.78 to 16.99   165,297,895   0.85% to 1.10%        0.49%       17.11% to 17.40% (7)
   2006    9,053,782      14.33 to 14.48   130,969,116   0.85% to 1.10%        0.45%           17.07% to 17.36%
   2005    5,757,573      12.24 to 12.33    70,971,529   0.85% to 1.10%        0.31%           10.71% to 10.99%
   2004    2,598,873      11.06 to 11.11    28,866,718   0.85% to 1.10%        0.50%           32.32% to 32.65%
   2003      667,309        8.36 to 8.38     5,589,117   0.85% to 1.10%        0.65%         -16.42% to -16.22%

Asset Allocation Fund (Class 2)
   2007   18,214,301      17.12 to 17.31   315,024,276   0.85% to 1.10%        2.14%        9.94% to 10.21% (7)
   2006   14,036,387      15.57 to 15.70   220,278,752   0.85% to 1.10%        2.12%           18.81% to 19.11%
   2005   10,281,648      13.11 to 13.18   135,479,401   0.85% to 1.10%        1.95%             5.72% to 5.99%
   2004    4,799,401      12.40 to 12.44    59,677,489   0.85% to 1.10%        2.07%           15.28% to 15.56%
   2003      853,127      10.75 to 10.76     9,181,839   0.85% to 1.10%        1.53%     7.55% (4) to 7.63% (4)

Global Growth Fund (Class 2)
   2007   12,313,486      23.60 to 23.86   293,600,783   0.85% to 1.10%        0.68%       15.39% to 15.68% (7)
   2006    8,283,239      20.45 to 20.62   170,740,819   0.85% to 1.10%        0.50%           29.43% to 29.75%
   2005    4,950,458      15.80 to 15.89    78,648,361   0.85% to 1.10%        0.26%             6.89% to 7.16%
   2004    1,806,379      14.78 to 14.83    26,782,854   0.85% to 1.10%        0.11%           31.24% to 31.56%
   2003      180,601      11.26 to 11.27     2,036,008   0.85% to 1.10%        0.00%   12.64% (4) to 12.74% (4)

Growth Fund (Class 2)
   2007   13,104,310      21.65 to 21.89   286,621,960   0.85% to 1.10%        0.78%         8.79% to 9.06% (7)
   2006   10,582,406      19.90 to 20.07   212,253,365   0.85% to 1.10%        0.63%           26.41% to 26.72%
   2005    7,551,610      15.74 to 15.84   119,536,271   0.85% to 1.10%        0.17%             5.31% to 5.57%
   2004    3,515,459      14.95 to 15.00    52,716,825   0.85% to 1.10%        0.10%           27.20% to 27.51%
   2003      503,213      11.75 to 11.77     5,920,073   0.85% to 1.10%        0.02%   17.53% (4) to 17.66% (4)

Growth - Income Fund (Class 2)
   2007   25,584,037      19.40 to 19.64   502,013,296   0.85% to 1.10%        1.51%       13.27% to 13.55% (7)
   2006   19,874,104      17.13 to 17.29   343,442,627   0.85% to 1.10%        1.28%           15.53% to 15.81%
   2005   14,472,601      14.83 to 14.93   215,972,523   0.85% to 1.10%        0.88%             3.51% to 3.77%
   2004    6,825,246      14.32 to 14.39    98,164,575   0.85% to 1.10%        0.87%           26.01% to 26.33%
   2003    1,076,060      11.37 to 11.39    12,254,361   0.85% to 1.10%        0.65%   13.68% (4) to 13.90% (4)

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

     (1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and distribution expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

     (2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and distribution expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

     (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts:
          An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

     (4)  For the period from September 30, 2002 (inception) to April 30, 2003.

     (5) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

     (6) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

     (7) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

     (8)  For the period from October 4, 2004 (inception) to April 30, 2005.

     (9)  For the period from May 1, 2006 (inception) to April 30, 2007.

     (10) For the period from August 28, 2006 (inception) to April 30, 2007.